                                            ------------------------------------
                                            OMB APPROVAL

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number       811-8056
----------------------------------------------------------

                            MMA Praxis Mutual Funds
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               3435 Stelzer Road Columbus, OH                43219
-------------------------------------------------------------------------------
          (Address of principal executive offices)         (Zip code)

       BISYS Fund Services    3435 Stelzer Rd.    Columbus, OH   43219
-------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:     (614)-470-8000
                                                     --------------------

Date of fiscal year end:               12/31/04
                          -------------------------------------------

Date of reporting period:              12/31/04
                          ------------------------------------------

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

         Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

MMA PRAXIS
MUTUAL FUNDS

ANNUAL REPORT
FOR THE YEAR ENDING DECEMBER 31, 2004

INTERMEDIATE INCOME FUND
CORE STOCK FUND
VALUE INDEX FUND
INTERNATIONAL FUND

(MMA(R) LOGO)
Stewardship
Solutions

                                                                      Focus on
                                                                      the basics

MMA Praxis Mutual Funds
NOTICE OF PRIVACY POLICY & PRACTICES

MMA Praxis Mutual Funds recognizes and respects the privacy concerns and expectations of our customers(1). We are committed to maintaining the privacy and confidentiality of your personal information. We provide this notice so that you will know what kinds of information we collect and the circumstances in which that information may be disclosed to third parties.

We collect nonpublic personal information about our customers from the following sources:

- ACCOUNT APPLICATIONS AND OTHER FORMS--which may include a customer's name, address, social security number, and information about a customer's investment goals and risk tolerance;

- ACCOUNT HISTORY--including information about the transactions and balances in a customer's account(s); and

- CORRESPONDENCE--written, telephonic or electronic between a customer and MMA Praxis Mutual Funds or service providers to MMA Praxis Mutual Funds.

We may disclose all of the information described above to certain third parties who are not affiliated with MMA Praxis Mutual Funds under one or more of these circumstances:

- AS AUTHORIZED--if you request or authorize the disclosure of the information.

- AS PERMITTED BY LAW--for example sharing information with companies who maintain or service customer accounts for MMA Praxis Mutual Funds is essential for us to provide shareholders with necessary or useful services with respect to their accounts.

- UNDER JOINT AGREEMENTS--we may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

We require service providers to MMA Praxis Mutual Funds:

- to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of MMA Praxis Mutual Funds; and

- to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of MMA Praxis Mutual Funds.

(MMA(R) LOGO)
Stewardship
Solutions

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of MMA Praxis Mutual Funds.

----------
(1) For purposes of this notice, the terms "customer" or "customers" includes individuals who provide nonpublic personal information to MMA Praxis Mutual Funds, but do not invest in MMA Praxis Mutual Funds shares.

                                            Notice of privacy policy & practices

MMA PRAXIS
MUTUAL FUNDS

ANNUAL REPORT
FOR THE YEAR ENDING DECEMBER 31, 2004

INTERMEDIATE INCOME FUND
CORE STOCK FUND
VALUE INDEX FUND
INTERNATIONAL FUND

TABLE OF CONTENTS

MESSAGE FROM THE PRESIDENT ................................................    1

MMA PRAXIS STEWARDSHIP INVESTING UPDATE ...................................    6

MMA PRAXIS INTERMEDIATE INCOME FUND
   Portfolio managers' letter .............................................   10
   Performance review .....................................................   12
   Schedule of portfolio investments ......................................   14
   Statement of assets and liabilities ....................................   21
   Statement of operations ................................................   22
   Statements of changes in net assets ....................................   23
   Financial highlights ...................................................   24

MMA PRAXIS CORE STOCK FUND
   Portfolio managers' letter .............................................   27
   Performance review .....................................................   30
   Schedule of portfolio investments ......................................   32
   Statement of assets and liabilities ....................................   35
   Statement of operations ................................................   36
   Statements of changes in net assets ....................................   37
   Financial highlights ...................................................   38

MMA PRAXIS VALUE INDEX FUND
   Portfolio managers' letter .............................................   41
   Performance review .....................................................   42
   Schedule of portfolio investments ......................................   44
   Statement of assets and liabilities ....................................   52
   Statement of operations ................................................   53
   Statements of changes in net assets ....................................   54
   Financial highlights ...................................................   55

MMA PRAXIS INTERNATIONAL FUND
   Portfolio manager's letter .............................................   58
   Performance review .....................................................   60
   Schedule of portfolio investments ......................................   62
   Statement of assets and liabilities ....................................   68
   Statement of operations ................................................   69
   Statements of changes in net assets ....................................   70
   Financial highlights ...................................................   71

NOTES TO FINANCIAL STATEMENTS .............................................   73
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ...................   86
MANAGEMENT OF TRUSTEES ....................................................   87

Table of contents

Glossary of Terms

Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

The Morgan Stanley Capital Index-Europe, Australia and the Far East Index (MSCI-EAFE) is an unmanaged Morgan Stanley Capital International Index that is designed to measure the performance of the developed stock markets of Europe, Australia and the Far East.

Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), is a widely recognized index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.

Standard & Poor's 500/Barra Value Index (the "S&P 500/Barra Value Index"), is constructed by dividing the stocks in the S&P 500 Index into two categories, growth and value, according to price-to-book ratios.

Gross Domestic Product (the "GDP"), is the measure of the market value of the goods and services produced by labor and property in the United States.

Consumer Price Index (the "CPI"), is an index of prices used to measure the change in the cost of basic goods and services in comparison with a fixed base period.

Price-to-Earnings Ratio (the "P/E Ratio"), is a valuation ratio of a company's current share price compared to its per-share earnings.

The Lipper Intermediate Investment Grade Debt Funds Category consists of mutual funds that invests at least 65% of its assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

The Lipper Large-Cap Core Funds Category consists of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

For the 1 year period ended 12/31/04, the MMA Praxis Core Stock Fund ranked 490 out of 925 funds within Lipper's Large-Cap Core funds category. For the 5 year period ending 12/31/04, the Fund ranked 122 out of 605. It was not ranked for the 10 year period. The Lipper ranking is based on total return and does not reflect a sales charge.

The Lipper Large-Cap Value Funds Category consists of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

For the 1 year period ended 12/31/04, the MMA Praxis Value Index Fund ranked 141 out of 419 funds within Lipper's Large-Cap Value funds category. For the 5 and 10 year periods ending 12/31/04, the Fund was not ranked. The Lipper ranking is based on total return and does not reflect a sales charge.

The Lipper International Multi-Cap Core Funds Category consists of mutual funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have 25% to 75% of their assets invested in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) greater than the 250th-largest company in the S&P/Citigroup World ex-U.S. Broad Market Index. Multi-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI.

For the 1 year period ended 12/31/04, the MMA Praxis International Fund ranked 244 out of 286 funds within Lipper's International Multi-Cap Core funds category. For the 5 year period ending 12/31/04, the Fund ranked 156 out of 175. It was not ranked for the 10 year period. The Lipper ranking is based on total return and does not reflect a sales charge.

The above indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. An investor cannot invest directly in an index, although they can invest in the underlying securities.


A

Message from the President
FINANCIAL MARKETS IN REVIEW

Dear MMA Praxis Shareholder:

Stocks finished the year with a strong fourth quarter, bringing the full-year gain for 2004 to a healthy 10.88 percent for the Standard & Poor's 500 Index. Small-caps (as represented by the Russell 2000 Index) did even better, gaining slightly more than 18 percent this year. Comparing value and growth, value held a big edge, with the Barra Value Index gaining almost 15.7 percent, while the Barra Growth Index was up just 6.1 percent. REITs (real estate investment trusts, which includes commercial real estate investments, apartments, malls, and offices) had a dominating but volatile year, finishing with a full-year gain of more than 30 percent. Foreign stocks, measured in dollar terms, also had a great year, increasing by roughly 20 percent.

On the fixed income side, investment-grade bonds, despite starting the year somewhat overvalued, managed a decent year, with the Lehman Brothers Aggregate Bond Index up about 4.3 percent.

                                FIRST HALF 2004    SECOND HALF 2004   ANNUAL RETURNS 2004
                               (1/1/04-6/30/04)   (7/1/04-12/31/04)    (1/1/04-12/31/04)
                               ----------------   -----------------   -------------------
S&P 500 Index(1)                     3.44%               7.19%               10.88%
Lehman Brothers Aggregate
   Bond Index(1)                     0.15%               4.18%                4.34%
S&P 500/Barra Value Index(1)         4.17%              11.08%               15.71%
MSCI EAFE Index(1)                   4.56%              15.00%               20.25%

THINGS SURE FELT DIFFERENT TWO YEARS AGO

In looking back on a good year, it is worth remembering back to early 2003, when even a decent year for the markets seemed to be wishful thinking. At that time, we were coming off the most dismal year of the three-year bear market, and sentiment was extremely poor. Stocks continued to decline ahead of the Iraq invasion, the economic recovery had yet to gain traction, fears of deflation were starting to take root, and terrorism risk was on the front of investors' minds. Amidst this backdrop, the emotional reaction was to get defensive. But the rational reaction was to look at valuations and recognize that the market was already pricing in what seemed to be an unreasonably high level of risk. Investors who maintained their discipline and stuck to a prudent asset allocation strategy were rewarded, with the S&P 500 gaining almost 52 percent since it bottomed on March 11, 2003.

Some of the same big-picture risks from that time continue to impact our thinking today and some don't. The threat of terrorism remains in the background, as may always be the case. The uncertainty of an invasion of Iraq is replaced with concerns about the costs and difficulties in trying to establish a working government there. The structural imbalances in the economy are now among our biggest worries. In particular, the potential of a dollar collapse, and the impact it would have on the rest of the economy, remains a meaningful risk. We say meaningful because, while we don't think the chances of a dollar collapse are high, the impact would be broadly negative across the world economy.

The problem is that we depend on foreign capital to fund our current-account deficit, which is at an all-time high (the current account measures the balance of imports, exports, net investment income, and unilateral gifts between the United States and foreign entities). The dollar has declined materially already, and some experts believe a near-term correction (where the dollar strengthens) is possible.

----------
1 Please refer to the Glossary of Terms on page A for additional information on the referenced benchmark indices.


Message from the President                                                     1

But most experts agree on the likelihood that longer term, the dollar may decline further. In fact, a phenomenon known as the J-curve describes how a current-account balance typically worsens after currency devaluation -- sometimes over several years -- before it improves. A declining dollar could mean higher interest rates are required to attract the capital to fund our current account deficit. With many consumers already facing high household debt levels, including a lot of variable-rate debt, higher rates could depress spending as consumers lose disposable income to higher debt payments and try to rebuild their balance sheets. It could also take the wind out of the housing market -- reducing another positive influence on consumer spending.

This brings us to another concern: deflation. While a generally healthy economy and stock market have all but eliminated most talk of deflation, it remains enough of a possibility that -- despite the likelihood of gradually rising interest rates over the next few years -- we think investment-grade bonds still have an important role to play in balanced portfolios. The reason is that the impact of a significant rise in interest rates would likely lead to a falloff in consumer and corporate spending and could result in a debt crisis, which could tip the economy into recession and even deflation. A debt-crisis or dollar-crash scenario would not be great for bonds in general, but stocks would probably do far worse. Thus, bonds would play an important role in reducing losses at the portfolio level. Again, we don't view these scenarios as likely, but we believe it is important for investors to account for them in how they manage risk in their portfolios.

We don't mean to paint a depressing scenario for the New Year. What we want to do is remind investors that following a good year, or in this case two good years, it is easy to feel good about the markets and ignore the risks. Following a down year (or three-plus bad years, as was the case in early 2003), it is easy to overplay the risks (even as cheap valuations provided a big cushion). This inverted perception of risk and reward is what underlies the bulk of the decision errors made by investors. We want to remind shareholders to ignore the psychological impact of recent market performance and focus on the fundamentals, both negative and positive. Certainly, there are plenty of reasons to be optimistic about the prospects for market gains. For example, we believe the economy is generally healthy with global economic growth near a 30-year high. Productivity growth has been a positive. The U.S. consumer may not be in as bad shape as many think: credit card delinquencies have declined, and household assets have risen, thanks to strong home prices. Corporate earnings have been very strong, and most corporations have plenty of cash on their balance sheets, which may bode well for capital spending. Valuations aren't as good as they were, but are still well within a range that MMA's investment managers would consider fair. So where does that leave us going forward?

OUTLOOK FOR DOMESTIC STOCKS

Given the strong run we've seen from equities over the course of the past two years, it's not surprising that many investment professionals have ratcheted down their return expectations. Many managers are planning for equity returns in the middle to upper digits over the next several years. However, there are scenarios, such as a dollar crash or a debt crisis that may likely result in much lower returns, especially over shorter time periods. The interrelated threats of gradual inflation or deflation could also result in lower returns. This is part of the reason we continue to recommend that most investors allocate a portion of their portfolio to bonds for reasons previously noted.

With respect to style, value has been dominant over growth since the bursting of the tech bubble in early 2000. In four out of the past five calendar years, the S&P Barra Value Index has significantly outperformed the S&P Barra Growth
Index, after beginning that period with a huge

----------
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT MMAPRAXIS.COM.

valuation advantage. We have written in previous reports that it wouldn't surprise us to see prices of value stocks overshoot a "fair" price target. MMA's current valuation work tells us that if anything, we believe growth stocks might be slightly more attractive at this point.

OUTLOOK FOR INVESTMENT-GRADE BONDS

Whereas the equity and commodities markets reflect what we see as a fairly good economic outlook, the very low real yields offered by investment-grade bonds are consistent with a consensus expectation for a weak economy. Given the low yields, big returns from bonds would require a meaningful drop in interest rates, which we believe is unlikely with the Federal Reserve clearly in a slow-and-steady tightening mode. With a massive budget deficit, bond supply is likely to increase, which could also put some upward pressure on rates. Foreign governments, particularly in Asia, have been huge buyers of Treasuries in recent years, but at some point their willingness to add to their Treasury positions will wane, and the resulting reduction in demand could also lead to higher rates. In spite of these relatively poor conditions, higher interest rates also mean higher yields, and MMA's fixed income investment managers' analysis suggests that bond returns could still be in the low single digits, on average, over the next year or two. And as previously noted, we believe bonds continue to have an important role to play as volatility reducers in the event of a bear market or as protection in the event that we tip back towards deflation.
Lastly, there is a chance that we will see only a modest rise in rates.

OUTLOOK FOR INTERNATIONAL STOCKS

On a statistical basis foreign stocks look cheap. Attractive valuations, coupled with companies that continue to restructure, and the added benefit of a weaker U.S. dollar, may help make this an attractive asset class. However, it should be noted that historically, international stocks have normally sold at a discount to U.S. stocks, and undervaluation in the past has not always resulted in outperformance. An interesting observation is that economic growth prospects for Europe and Japan are still modest. Therefore, much of the world's stock market performance once more may rely on the strength of the U.S. economy. Since the consumer accounts for nearly two-thirds of the U.S. economy, many foreign investors may be closely watching to see if the U.S. consumer can continue to consume.

PORTFOLIO PERFORMANCE

MMA PRAXIS INTERMEDIATE INCOME FUND

The MMA Praxis Intermediate Income Fund Class A share (NAV) provided a total return of 3.77 percent while the Class B share (NAV) posted gains of 3.30 percent for the year ended 2004.* These returns lagged the benchmark established for the income fund (Lehman Brothers Aggregate Bond Index(1)), which returned
4.34 percent over the same time period. Compared to its Lipper peer group, the Lipper Intermediate Investment Grade Debt Funds category(1), this Fund slightly underperformed the average intermediate term bond fund category out of a total of 460 funds, which gained 3.85 percent. For an in-depth analysis of this Fund's strategy, please read the co-portfolio managers' commentary found later in this report.

INVESTMENT CONSIDERATIONS:

Intermediate Income Fund

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates. Bond funds are also subject to the risk that principal value reacts in opposition to the movement of interest rates and that rising interest rate environment increases the risk of loss of principal.

----------
* Returns shown are at Net Asset Value (NAV) and do not reflect the maximum front-end sales charge or applicable deferred sales charge. Please refer to each fund's individual performance overview section for more complete performance history.

(1) Please refer to the Glossary of Terms on page A for additional information on the referenced benchmark indices.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT MMAPRAXIS.COM.

MMA PRAXIS CORE STOCK FUND

MMA Praxis Core Stock Fund Class A share (NAV) returned 7.65 percent for 2004, while the Class B share (NAV) generated a return of 6.96 percent.* These returns were less than the established benchmark for the MMA Praxis Core Stock Fund, the S&P 500 Index(1), which returned 10.88 percent. According to Lipper, the fund's 2004 performance landed it in the 53rd percentile among its large-cap core(1) peer group (490 out of 925 funds). On a longer-term basis, the Fund has delivered a total return of 4.64 percent over three years and (4.02 percent) cumulative return over the past five years. Lipper reports that the A share of the Fund was ranked in the 48th and 21st percentile (378 out of 788 and 122 out of 605 funds) among their peer category group based on the three and five year numbers cited above, respectively.(1) The portfolio managers' report will provide you with an in-depth analysis of those factors that contributed to the Fund's continued strong relative performance.

INVESTMENT CONSIDERATIONS:

Core Stock Fund

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

MMA PRAXIS VALUE INDEX FUND

MMA Praxis Value Index Fund class delivered strong absolute returns in 2004. For the year, the Value Index Fund A shares (NAV) were up 13.07 percent, while the B shares posted gains of 12.31 percent.* The bench-mark index for this Fund, the S&P 500/Barra Value Index(1), gained 15.71 percent. Among its Lipper peer universe, the Lipper Large-Cap Value Funds category(1), the A share 2004 performance placed the Fund in the 34th percentile (141 out of 419 funds). Over the three-year time period the total return was 13.78 per-cent, which garnered a Lipper category ranking in the 55th percentile (248 out of 319 funds).(1)

Litman-Gregory, a well-known investment advisory firm has done some original research, which focused on benefits of active vs. passive investment management (most index funds, including the MMA Praxis Value Index Fund, employ a passive approach). The study found that only 12.8 percent of active managers (14 out of
109) were able to outperform their large-cap value benchmark (Russell 2000 Value Index) over a 10-year time period. Of the 23 different fund categories analyzed, this was the absolute worst showing among active managers. The study also concluded that overall, active value style managers have a much more difficult time outperforming their passive benchmark than do growth managers. For a copy of this study, contact Jerry Gray at (800) 503-0905.

INVESTMENT CONSIDERATIONS:

Value Index Fund

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments. Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

----------
* Returns shown are at Net Asset Value (NAV) and do not reflect the maximum front-end sales charge or applicable deferred sales charge. Please refer to each fund's individual performance overview section for more complete performance history.

(1) Please refer to the Glossary of Terms on page A for additional information on the referenced benchmark indices.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

For the 1 year period ended 12/31/04, the MMA Praxis Core Stock Fund ranked 490 out of 925 funds within Lipper's Large-Cap Core funds category. For the 5 year period ending 12/31/04, the Fund ranked 122 out of 605. It was not ranked for the 10 year period. The Lipper ranking is based on total return and does not reflect a sales charge.

For the 1 year period ended 12/31/04, the MMA Praxis Value Index Fund ranked 141 out of 419 funds within Lipper's Large-Cap Value funds category. For the 5 and 10 year periods ending 12/31/04, the Fund was not ranked. The Lipper ranking is based on total return and does not reflect a sales charge.

MMA PRAXIS INTERNATIONAL FUND

The declining value of the U.S. dollar provided a tailwind for investors in foreign stocks during 2004, resulting in performance that was significantly better than that delivered by U.S. equities. MMA Praxis International Fund Class A share (NAV) returned 14.68 percent, and the Class B share (NAV) posted a gain of 13.95 percent.* The Fund underperformed its benchmark, the Morgan Stanley EAFE Index(1), which was up 20.25 percent. Among its Lipper peer category group, the Lipper International Multi-Cap Core Funds category, (286 funds), the Class A share ranked in the 97th percentile.(1)

INVESTMENT CONSIDERATIONS:

International Fund

International investing involves increased risk and volatility. Among others, additional risks include fluctuations in currency exchange rates, differences among various countries in how taxes are computed and paid, differences in accounting standards which can result in different valuations for similar companies, and differences in auditing and financial reporting practices.

We reiterate our previous counsel that international stocks can be a sensible component of a well-diversified, long-term investment strategy. In previous reports, we have cited a number of trends that could bring favorable results for those international investors who can stay the course and demonstrate patience. As always, investors should make all of their investment decisions based on their risk tolerance, time horizon, and investment objectives.

Please read the commentary from the portfolio managers of the international fund for an in-depth analysis of the fund's performance and an understanding of the current investment strategy.

CLOSING THOUGHTS

We appreciate your continued confidence in and support of MMA Praxis Mutual Funds. We can assure you we will never lose sight of the fact that you've entrusted your financial planning goals to MMA Praxis. More specifically, you've entrusted it to the people of MMA - each one of us - to care for your money like it was our own. It's important for you to know that we take this responsibility very seriously and have, in fact, invested our own retirement and college education funds alongside your own. We count it a privilege to be able to serve as stewards of your investments.

Sincerely,


/s/ John L. Liechty
-------------------------------------
John L. Liechty
President, MMA Praxis Mutual Funds

----------
* Returns shown are at Net Asset Value (NAV) and do not reflect the maximum front-end sales charge or applicable deferred sales charge. Please refer to each fund's individual performance overview section for more complete performance history.

(1) Please refer to the Glossary of Terms on page A for additional information on the referenced benchmark indices.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

For the 1 year period ended 12/31/04, the MMA Praxis International Fund ranked 244 out of 286 funds within Lipper's International Multi-Cap Core funds category. For the 5 year period ending 12/31/04, the Fund ranked 156 out of 175. It was not ranked for the 10 year period. The Lipper ranking is based on total return and does not reflect a sales charge.

MMA PRAXIS STEWARDSHIP INVESTING UPDATE

SRI ANALYSTS LAUNCH STATEMENT/CAMPAIGN ON SUSTAINABILITY REPORTING

On Oct. 6, 2004, MMA Praxis participated in the launch of a major new initiative to encourage corporations - particularly in the United States - to produce comprehensive corporate sustainability reports, using the Global Reporting Initiative (GRI), as a guide. Analysts from 17 leading socially responsible investment firms, representing $147 billion in assets, issued a Joint Statement on Sustainability Reporting, calling upon companies to report annually on their key social and environmental policies, practices, and performance. This statement provided guidance as to the expectations, value, format, and frequency such reports should have, along with tips to improve the quality and utility of sustainability reporting efforts.

For corporations, the importance of this level of sustainability reporting was underscored by the participation of Dave Stangis, Director of Corporate Responsibility for Intel Corporation, in the opening press conference for this report. He stated, "Our stakeholders look to us to disclose key environmental and social data so they can compare and judge our performance. It makes clear business sense for Intel to meet that need. Our shareholders and communities expect it, and it helps us improve our performance."

The Joint Statement on Sustainability Reporting was a project of the International SRI Working Group (IWG) and the Social Investment Research Analyst Network (SIRAN), both working groups of the Social Investment Forum U.S. MMA helped found the IWG in 2000 and has chaired the organization since its inception.

The IWG and SIRAN recently launched a multi-year campaign calling upon companies in the Standard & Poor's 100 Index to increase the level of sustainability reporting. The campaign will utilize both dialogues and the filing of shareholder resolutions.

More information on the Joint Statement on Sustainability Reporting and a link to the Global Reporting Initiative Web site can be found in an October 2004 "News at MMA" article at MMA-online (www.mma-online.org), titled "MMA joins leading socially responsible investment firms to urge stronger corporate reporting." Information on the follow-up campaign with S&P 100 companies can be found at www.siran.org.

SOCIALLY RESPONSIBLE INVESTORS MAKE CHANGE PART OF THEIR PORTFOLIOS FOR THREE DECADES

For well over three decades, socially responsible investors have used their investments to draw attention to the important intersection of social concerns and corporate responsibility - believing that the business practices of companies have a profound impact on the well-being of people, communities, and the planet itself. MMA Praxis continues its work in these arenas as it starts its eleventh year as a socially responsible mutual funds company. Within the last seven years, concerted effort has focused on helping all segments of society understand the financial and business implications of various corporate social practices - from climate change to the spread of HIV/AIDS to the implementation of human rights policies. These efforts have met with significant success in recent years, helping shape policies of government regulators, large public pension funds, and even mainstream investment houses.

A critical part of this work has been a push to systematize and expand the regular disclosure of corporate social and environmental data through sustainability reports. This information is key in helping investors and other stakeholders understand and evaluate the risk and financial impact such corporate social practices may have on the companies' futures.


6                                        MMA Praxis Stewardship Investing Update

In 1997, the social investment community, in partnership with the Ceres environmental coalition, helped give birth to the Global Reporting Initiative
(GRI), a multi-stakeholder process to establish voluntary, globally applicable sustainability reporting guidelines for corporations. In 2002, the GRI became independent and was named an official collaborating center of the United Nations Environment Programme, in partnership with United Nations Secretary-General Kofi Annan's Global Compact initiative. Today, over 600 corporations around the world produce sustainability reports utilizing the GRI guidelines. Unfortunately, only 62 of these companies - including Citigroup, Ford, General Motors, Hewlett-Packard, and Starbucks - are from the United States and only six are reporting fully "in accordance" with the guidelines.

UPDATE ON MMA CORPORATE ENGAGEMENTS

Following are recent and ongoing shareholder advocacy efforts:

PROCTER & GAMBLE: FAIR TRADE PROMISES BECOME IN-STORE REALITY. Procter & Gamble Millstone Mountain Moonlight Fair Trade(TM)Certified Coffee is now on store shelves! In 2003, concerned shareholders won an agreement from P&G to launch the first Fair Trade(TM)Certified coffee product by any of the three largest U.S. coffee roasters, making the company one of the world's largest purchasers of fair trade coffee. An online retail launch for Millstone Mountain Moonlight Fair Trade(TM)Certified Coffee took place in fall 2004, with great success. Be watching in fall 2005, for coupons in the Sunday papers and for in-store promotions and tastings of this new product. MMA and other shareholder advocates are encouraging the public to make purchases to help ensure fair trade coffee remains a significant and growing product offering from P&G.

PEPSICO: SHAREHOLDERS PUSH FOR STRONGER PEPSICO AIDS POLICY. Growing out of an August meeting between shareholders, PepsiCo executives, and representatives of the Global Business Coalition on HIV/AIDS, Pepsi staff developed a draft of a new company-wide policy responding to the HIV/AIDS pandemic. Given recent releases of strong, comprehensive, and forward-looking policies in this area by a number of major companies, shareholders felt the draft policy was limited in scope and hesitant in its approach to the topic. The draft policy currently omits many of the more significant testing, treatment, and community outreach elements that are critical if the pandemic's economic impact (to communities and the company) is to be seriously addressed. Shareholders have submitted an extensive response to the company's draft and plan to meet with company officials in person in early February 2005 to discuss further revisions. A review of Pepsi's first AIDS impact report is also expected shortly.

FORD: SHAREHOLDERS MEET WITH CHIEF OPERATING OFFICER; AUTOMAKER SETS NEW STANDARDS IN GLOBAL HIV/AIDS REPORTING. MMA Praxis and other social investors met with Ford officials, including Chief Operating Officer Nick Schelee, in September 2004. The meeting was a follow-up on Ford's progress in developing an in-depth analysis of the operational and market risks related to HIV/AIDS that are being faced by the company in Southern Africa, India, China, and Russia. Mr. Schelee offered shareholders significant insight into the various ways companies can (and cannot) help bring desired changes in HIV/AIDS policies at the country level. During the meeting with shareholders, Mr. Schelee agreed to pursue ways for regional Ford leaders to become "advocates and conveners" for increasing visibility for the HIV/AIDS issue and disseminating best practices information among other multinational corporations and local governments where Ford has facilities and operations. The company is also developing plans to work with its supply chain on HIV/AIDS responses, offering technical assistance and other forms of support.

On World AIDS day, Dec. 1, 2004, demonstrating what can be accomplished when company and shareholder representatives work together, Ford Motor Co. set a new standard for the automotive industry, releasing a comprehensive report detailing the impact of HIV/AIDS on the company. The report also set forth a bold policy that addresses employees, suppliers, and local communities. Ford is the first U.S. automaker to release such a report. The report was launched at a major press conference sponsored by the company and the Interfaith Center for Corporate Responsibility
(ICCR).

PROCTER & GAMBLE: SOUTH AFRICA AIDS REPORT LIMITED IN SCOPE. In early December 2004, Procter & Gamble released a special report on HIV/AIDS, focusing only on its operations in South Africa (available at www.pg.com/company). Shareholders were disappointed at the limited scope of the company's report, particularly given the breadth of P&G's interest in countries at the leading economic edge of the pandemic: India, China, and Russia. Shareholders appreciated the company's use of the HIV/AIDS reporting format developed by the Global Reporting Initiative and will continue working with company officials to see P&G address this topic on a global level - including those areas where the most significant risk lies. MMA would also like to see P&G work with its supply chain more intently. A written set of comments has been submitted to P&G by shareholders and a meeting is being scheduled with company officials to discuss the review and next steps.

WORLD BANK GROUP: TARGETS SRI COMMUNITY IN LAUNCH OF NEW SUSTAINABILITY REVIEW. In an unexpected move, the World Bank has invited members of the International SRI Working Group (IWG), part of the Social Investment Forum U.S. and chaired by MMA, to be present at a reception launching the Bank's new Sustainability Review. The event, scheduled to coincide with the IWG's meeting in February 2005, will be held at the World Bank Headquarters in Washington D.C., with several senior Bank executives in attendance. According to Heike Reichelt, Head of Investor Relations and New Product Development, the invitation was extended because of the substantial impact the SRI community (through a series of engagements led by the IWG) has had on the new format of the report. The social investment community has been committed to working with the World Bank and its private finance arm, the International Finance Corporation, for several years. World Bank institutions are often critical players in setting standards for some of the world's largest, and potentially destructive, infrastructure and development projects, establishing social performance thresholds/practices for many of the companies in which we invest.

MMA COMMUNITY DEVELOPMENT INVESTMENTS PLACES $2.8 MILLION TO EXPAND OPPORTUNITY

On Nov. 3, 2004, MMA CDI made its largest round of placements ever. Nearly $2.8 million was placed after the conversion of common funds held within Mennonite Retirement Trust and Mennonite Foundation into corresponding MMA Praxis Mutual Funds. This round of placements included the following new investments:

     - $500,000 in Microvest, the MEDA-Care International micro-enterprise financing venture.

     - $500,000 in Coastal Enterprises, Inc., a leading community development organization in Maine, supporting a wide range of rural, educational, and senior services projects.

     - $500,000 in Shorebank Chicago, in support of its extensive faith-based lending program working with low-income urban churches.

     - $1,000,000 in the National Federation of Community Development Credit Unions, for placement with 8-10 small, faith-based credit unions around the country.

MMA CDI assets now stand at just over $10 million, providing access to capital, economic opportunity, and hope for a better life to thousands of individuals across the United States and around the world.

MMA CDI DEKA FUND CAMPAIGN A SUCCESS!

MMA Capital Management, in celebration of MMA Praxis Mutual Funds' tenth anniversary, offered to match (at 50 percent) all donations to the Deka Fund (up to a total of $10,000), received between June 1 and Dec. 31, 2005. The Deka Fund was established in early 2004 to receive tax-deductible, charitable gifts to be used as security capital for MMA Community Development Investments' growing pool of investors. MMA CDI can leverage an additional $10-20 in new investments that benefit needy communities for every $1 donated to the Deka Fund.

During this appeal, $12,584 was received from donors around the country. This yielded a match of $6,292 from MMA Capital Management. The Deka Fund has a current balance of over $20,000, increasing MMA CDI's net equity by nearly 70 percent and providing security capital for over $400,000 in new community development investments. Many thanks to all who helped make the 2004 Deka Fund appeal such a success! Tax deductible donations to the Deka Fund continue to be welcome, please visit MMA-online (www.mma-online.org/cdi/page_deka_fund.html).

Mark A. Regier
Stewardship Investing Services Manager

----------
Some of the companies in bold print may be investments within one or more of the MMA Praxis Mutual Funds. Please check the fund's Schedule of Portfolio Investments for a complete list of holdings as of 12/31/04.

Note: The Deka Fund is not part of the RIC/Fund family.

MMA PRAXIS INTERMEDIATE INCOME FUND
ANNUAL REPORT TO SHAREHOLDERS
PORTFOLIO MANAGERS' LETTER

INVESTMENT CONCERNS:

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates. Bond funds are also subject to the risk that principal value reacts in opposition to the movement of interest rates and that rising interest rate environment increases the risk of loss of principal.

Steady economic growth and mild inflation characterized 2004. Final Gross Domestic Product(1) growth is projected to come in at approximately 4 percent and inflation increased mildly to a little over 3 percent. Employment growth, while low for this phase of an economic recovery, is adding approximately 175,000 jobs per month. Business investment is showing signs of life with double-digit gains during the second half of 2004.

Inflation remains low despite rising during 2004. The Consumer Price Index(1) rose 3.5 percent for the 12 months ended Nov. 30, 2004. The Federal Reserve's preferred measure of inflation, Core Personal Consumption Expenditure Deflator (Core PCE Deflator), rose a modest 1.5 percent. The Fed raised the Federal Funds rate five times in 2004 to end the year at 2.25 percent.

The fund slightly underperformed relative to the index in 2004. The fund is measured against an index of securities, which are identified but are not subject to the normal expenses associated with managing a portfolio of securities. These normal expenses are the basis of the slight underperformance in 2004. The fund had held a greater percentage in lower quality bonds relative to the index. BAA-rated bonds outperformed AAA-rated bonds 1.69 percent versus
0.48 percent in the fourth quarter, and 6.25 percent versus 3.27 percent for all of 2004.

OUTLOOK

The outlook for economic growth in 2005 remains good despite some headline concerns. Some major concerns often cited include the declining dollar, rising oil prices, and the potential bursting of an alleged speculative bubble in real estate. Despite these risks, however, the economy is expected to grow in 2005 at a decent pace of approximately 4 percent - very similar to this year, but perhaps slightly slower.

An economy growing steadily, but not at a pace which engenders a large spike in inflation, may provide the backdrop for the Fed to continue its strategy to raise interest rates back to a more neutral level. The Fed Funds rate of 2.25 percent may still be considered stimulative for the economy. As the Fed Funds rate rises to an area between 3 percent and 5 percent, monetary stimulus declines. The Fed is expected to work its way toward that neutral level in 2005 with the Fed Funds rates ending the year between 3 percent and 4 percent.

----------
(1) Please refer to the Glossary of Terms on page A for additional information on the referenced benchmark indices.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT MMAPRAXIS.COM.


10                                           MMA Praxis Intermediate Income Fund

Given this economic and Fed policy outlook, we believe the portfolio will be positioned to minimize any large rise in interest rates by having slightly less interest rate risk relative to the Lehman Brothers Aggregate Bond Index. In addition, the growing economy portends low defaults on corporate bonds and, therefore, could allow us to maintain our overweight to corporate bonds for the near term.

Delmar King
MMA Praxis Intermediate Income Fund Co-Manager

Robert W. Nelson, CFA
MMA Praxis Intermediate Income Fund Co-Manager

----------
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT MMAPRAXIS.COM.

MMA PRAXIS INTERMEDIATE INCOME FUND
PERFORMANCE REVIEW

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

          1 YEAR   3 YEAR   5 YEAR   10 YEAR
          ------   ------   ------   -------
Class A    3.77%    5.46%    6.19%    6.44%
Class B    3.30%    5.00%    5.77%    6.06%

            INCEPTION
               DATE     1 YEAR   3 YEAR   5 YEAR   10 YEAR
            ---------   ------   ------   ------   -------
Class A      5/12/99      3.77%   5.46%    6.19%    6.44%
Class A*     5/12/99     -0.13%   4.11%    5.38%    6.03%

Class B       1/4/94      3.30%   5.00%    5.77%    6.06%
Class B**     1/4/94     -0.68%   4.39%    5.61%    6.06%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THESE PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT MMAPRAXIS.COM.

*    Reflects maximum front-end sales charge of 3.75%.

** The Fund imposes a back-end sales charge (load) on Class B Shares if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge ("CDSC"). The CDSC declines over five years starting with year one and ending in year six as follows: 4%, 4%, 3% 2%, 1%.

Class A Share of this Fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception 1/4/94. The B Share Contingent Deferred Sales Charge (CDSC) does not apply to performance over 5 years; therefore, the 10-year return does not reflect the CDSC.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.


12                                                            Performance review

GROWTH OF $10,000 INVESTMENT 12/31/94 TO 12/31/04

                               (PERFORMANCE GRAPH)

                                                        Lipper Intermediate
                                 Lehman Brothers       Investment Grade Bond
        Class A*   Class B   Aggregate Bond Index(1)      Funds Average(2)
        --------   -------   -----------------------   ---------------------
12/94     9,621    10,000             10,000                   10,000
         10,081    10,478             10,504                   10,461
         10,715    11,137             11,144                   11,083
         10,892    11,321             11,363                   11,289
12/95    11,302    11,747             11,847                   11,765
         11,088    11,525             11,637                   11,537
         11,067    11,503             11,704                   11,578
         11,257    11,700             11,920                   11,794
12/96    11,553    12,008             12,278                   12,147
         11,450    11,901             12,209                   12,079
         11,804    12,269             12,657                   12,498
         12,130    12,608             13,078                   12,904
12/97    12,431    12,921             13,463                   13,225
         12,610    13,107             13,672                   13,431
         12,867    13,374             13,992                   13,720
         13,392    13,920             14,583                   14,215
12/98    13,338    13,864             14,632                   14,240
         13,243    13,765             14,560                   14,159
         13,236    13,618             14,432                   13,987
         13,384    13,697             14,530                   14,055
12/99    13,305    13,600             14,512                   14,025
         13,525    13,813             14,832                   14,282
         13,603    13,895             15,091                   14,445
         13,977    14,249             15,546                   14,846
12/00    14,374    14,645             16,199                   15,416
         14,795    15,061             16,691                   15,887
         14,869    15,123             16,785                   15,933
         15,480    15,731             17,559                   16,609
12/01    15,320    15,554             17,567                   16,584
         15,216    15,436             17,584                   16,545
         15,756    15,969             18,233                   17,010
         16,488    16,697             19,069                   17,657
12/02    16,702    16,898             19,369                   17,954
         16,905    17,090             19,638                   18,227
         17,300    17,471             20,130                   18,734
         17,284    17,417             20,100                   18,701
12/03    17,315    17,429             20,164                   18,783
         17,724    17,820             20,700                   19,250
         17,318    17,393             20,194                   18,769
         17,805    17,862             20,839                   19,327
12/04    17,967    18,004             21,038                   19,520

For performance purposes, the above graph has not been adjusted for CDSC charges.

This chart represents historical performance of a hypothetical investment of $10,000 in the Intermediate Income Fund from 12/31/94 to 12/31/04, and represents the reinvestment of dividends and capital gains in the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THESE PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT MMAPRAXIS.COM.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

*    Reflects maximum front-end sales charge of 3.75%.

Class A Share of this Fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception 1/4/94.

(1) The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities, and is intended to be generally representative of the bond market as a whole.

(2) The Lipper Intermediate Investment Grade Bond Fund Average includes funds that invest at least 65 percent of assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to 10 years.

The above indices are for illustrative purposes only and the Lehman Brothers Aggregate Bond Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. However, the Lipper Intermediate Investment Grade Bond Funds Average does reflect the expenses associated with the mutual funds found in the Lipper category. The fund's performance reflects the deduction of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

MMA PRAXIS INTERMEDIATE INCOME FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2004

                                                          PRINCIPAL
                                                           AMOUNT        VALUE
                                                         ----------   ----------
COLLATERALIZED MORTGAGE OBLIGATIONS (0.0%)
   Fannie Mae, Series 1997-M4, Class C, 7.44%,
      8/17/18, ACES+ .................................   $   76,886   $   77,438
                                                                      ----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS ............                    77,438
                                                                      ----------
CORPORATE BONDS (37.2%)
AGRICULTURAL SERVICES (0.6%)
   Cargill, Inc., 7.50%, 9/1/26 (a) ..................    1,250,000    1,494,319
                                                                      ----------
ASSET BACKED SECURITIES (1.6%)
   Discover Card Master Trust, 6.85%, 7/17/07 ........    1,215,000    1,216,519
   Fleet Credit Card Master Trust II, Class A, 5.60%,
      12/15/08 .......................................    1,000,000    1,031,811
   MBNA Credit Card Master Note Trust, Series 2003-A1,
      3.30%, 7/15/10 .................................    1,000,000      989,578
   Regions Auto Receivables Trust, 2.63%, 1/16/07 ....      426,494      426,236
   Standard Credit Card Master Trust, Series 1994-2,
      7.25%, 4/7/08 ..................................      715,000      750,462
                                                                      ----------
                                                                       4,414,606
                                                                      ----------
AUTOMOTIVE (0.4%)
   Lear Corp., Series B, 8.11%, 5/15/09 ..............    1,000,000    1,134,151
                                                                      ----------
BROADCASTING/CABLE (1.0%)
   Clear Channel Communications, 4.63%, 1/15/08 (b) ..      500,000      507,725
   Comcast Corp., 5.85%, 1/15/10 .....................    1,000,000    1,071,967
   Cox Communications, Inc., 4.63%, 1/15/10 (a) ......    1,000,000      997,694
                                                                      ----------
                                                                       2,577,386
                                                                      ----------
BROKERAGE SERVICES (1.3%)
   Goldman Sachs Group, 6.65%, 5/15/09 ...............    1,000,000    1,103,473
   Legg Mason, Inc., 6.75%, 7/2/08 ...................    1,300,000    1,415,748
   Lehman Brothers Holdings, 7.00%, 2/1/08 ...........    1,000,000    1,092,588
                                                                      ----------
                                                                       3,611,809
                                                                      ----------
BUSINESS SERVICES (0.5%)
   Equifax, Inc., 6.90%, 7/1/28 ......................    1,250,000    1,382,291
                                                                      ----------
CAPITAL GOODS (0.4%)
   Cummins Engine Co., Inc., 6.45%, 3/1/05 (b) .......    1,000,000    1,000,000
                                                                      ----------
COMMERCIAL BANKS (1.3%)
   Bank of America Corp., 7.75%, 8/15/15 .............    1,000,000    1,200,556
   Corporation Andina de Fomento California, 5.20%,
      5/21/13 ........................................    1,000,000    1,019,184
   State Street Corp., 7.35%, 6/15/26 ................    1,000,000    1,210,588
                                                                      ----------
                                                                       3,430,328
                                                                      ----------
COMMERCIAL BANKS-SOUTHERN U.S. (0.8%)
   Bank One Texas, 6.25%, 2/15/08 ....................    1,950,000    2,078,856
                                                                      ----------
COMPUTER SERVICES (0.4%)
   Unisys Corp., 8.13%, 6/1/06 .......................    1,000,000    1,052,500
                                                                      ----------
CONSTRUCTION (0.8%)
   D.R. Horton, Inc., 8.50%, 4/15/12 .................      500,000      557,500
   KB Home, 8.63%, 12/15/08 ..........................      500,000      565,000
   Lafarge North America, 6.38%, 7/15/05 .............    1,000,000    1,016,706
                                                                      ----------
                                                                       2,139,206
                                                                      ----------
CONSUMER GOODS & SERVICES (0.7%)
   VF Corp., 8.10%, 10/1/05 ..........................    1,950,000    2,017,649
                                                                      ----------
ELECTRIC - INTEGRATED (2.5%)
   Alabama Power Co., Series V, 5.60%, 3/15/33 .......    1,000,000    1,015,018
   Kansas Gas & Electric, 6.50%, 8/1/05 ..............      290,000      295,536
   Kansas Gas & Electric, 6.50%, 8/1/05 ..............      250,000      254,772
   Midamerican Energy Co., 6.75%, 12/30/31 ...........    1,500,000    1,744,671


14                                             Schedule of portfolio investments

MMA PRAXIS INTERMEDIATE INCOME FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2004

                                                          PRINCIPAL
                                                           AMOUNT        VALUE
                                                         ----------   ----------
CORPORATE BONDS, CONTINUED
ELECTRIC - INTEGRATED, continued
   Pacific Gas & Electric, 6.05%, 3/1/34 .............   $1,000,000   $1,038,616
   Pepco Holdings, Inc., 3.75%, 2/15/06 ..............    1,000,000    1,004,909
   TXU Corp., 4.80%, 11/15/09 (a) ....................    1,000,000    1,001,790
                                                                      ----------
                                                                       6,355,312
                                                                      ----------
ELECTRIC SERVICES (0.7%)
   AEP Texas North Co., Series B, 5.50%,
      3/1/13 (b) .....................................    1,000,000    1,038,712
   FPL Energy Caithness Funding, 7.64%,
      12/31/18, (a) ..................................      843,960      895,973
                                                                      ----------
                                                                       1,934,685
                                                                      ----------
ELECTRONIC COMPONENTS - SEMICONDUCTORS (0.6%)
   Applied Materials, Inc., 7.13%, 10/15/17 ..........    1,400,000    1,639,767
                                                                      ----------
ENTERTAINMENT (0.4%)
   Harman International Ind., 7.32%, 7/1/07 ..........    1,000,000    1,075,380
                                                                      ----------
FINANCE - AUTO LOANS (0.6%)
   Ford Motor Credit Co., 7.25%, 10/25/11 (b) ........    1,000,000    1,072,426
   General Motors Acceptance Corp., 6.75%, 12/1/14 ...      500,000      500,684
                                                                      ----------
                                                                       1,573,110
                                                                      ----------
FINANCIAL SERVICES (3.0%)
   Citifinancial, 6.13%, 12/1/05 .....................    1,371,000    1,407,710
   Equitable Life, 6.95%, 12/1/05, (a) ...............    1,000,000    1,031,522
   Export Funding Trust, 8.21%, 12/29/06 .............       47,736       50,118
   General Electric Capital Corp., 6.88%, 11/15/10 ...    1,000,000    1,126,003
   General Electric Capital Corp., 6.75%, 3/15/32 ....    1,000,000    1,170,450
   JP Morgan Securities, Inc., 4.50%, 9/25/34 ........      972,913      974,862
   LB Mortgage Trust, 7.81%, 1/15/09 .................       62,305       62,471
   SLM Corp., 4.00%, 1/15/09 (b) .....................    1,000,000      999,516
   Wells Fargo Co., 5.13%, 9/1/12 ....................    1,250,000    1,292,650
                                                                      ----------
                                                                       8,115,302
                                                                      ----------
FIRE, MARINE, AND CASUALTY INSURANCE (0.4%)
   Berkley Corp., 5.13%, 9/30/10 .....................    1,000,000    1,011,110
                                                                      ----------
FOOD PROCESSING (1.1%)
   Dean Foods Co., 8.15%, 8/1/07 .....................      750,000      817,500
   General Mills, Inc., 5.13%, 2/15/07 ...............    1,000,000    1,026,717
   Hormel Foods Corp., 6.63%, 6/1/11 .................    1,000,000    1,118,315
                                                                      ----------
                                                                       2,962,532
                                                                      ----------
GENERAL MEDICAL & SURGICAL HOSPITALS (0.4%)
   Healthcare (Hca), Inc., 6.95%, 5/1/12 .............    1,000,000    1,052,905
                                                                      ----------
GOVERNMENTS (FOREIGN) (0.2%)
CANADA (0.2%)
   Province of Ontario, 5.70%, 12/1/08 ...............      500,000      448,183
                                                                      ----------
HOME DECORATION PRODUCTS (0.5%)
   Leggett & Platt, Inc., 7.65%, 2/15/05 .............    1,359,000    1,364,446
                                                                      ----------
INDUSTRIAL GASES (0.4%)
   Praxair, Inc., 6.85%, 6/15/05 .....................    1,150,000    1,169,463
                                                                      ----------
INDUSTRIAL GOODS & SERVICES (0.5%)
   Masco Corp., 7.75%, 8/1/29 ........................    1,000,000    1,237,469
                                                                      ----------

MMA PRAXIS INTERMEDIATE INCOME FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2004

                                                          PRINCIPAL
                                                           AMOUNT        VALUE
                                                         ----------   ----------
CORPORATE BONDS, continued
INSURANCE (1.7%)
   Allstate Corp., 7.50%, 6/15/13 ....................   $1,100,000   $1,309,470
   Nationwide CSN Trust, 9.88%, 2/15/25 ..............    1,000,000    1,052,884
   Old Republic International Corp., 7.00%, 6/15/07 ..    1,000,000    1,073,153
   Principal Life Global, 6.25%, 2/15/12 (a) .........    1,000,000    1,093,112
                                                                      ----------
                                                                       4,528,619
                                                                      ----------
INTERNAL COMBUSTION ENGINES, N.E.C. (0.4%)
   Briggs & Stratton Corp., 8.88%, 3/15/11 ...........    1,000,000    1,202,500
                                                                      ----------
MACHINERY - GENERAL INDUSTRIAL (0.4%)
   Dover Corp., 6.45%, 11/15/05 ......................    1,100,000    1,128,285
                                                                      ----------
MEDICAL - BIOMEDICAL/GENETIC (0.6%)
   Amgen, Inc., 4.00%, 11/18/09 (b) ..................    1,500,000    1,495,347
                                                                      ----------
MEDICAL EQUIPMENT & SUPPLIES (0.4%)
   Beckman Instruments, Inc., 7.05%, 6/1/26 ..........    1,010,000    1,164,396
                                                                      ----------
NATURAL GAS PRODUCTION AND/OR DISTRIBUTION (2.3%)
   Indiana Gas Co., 6.55%, 6/30/28 ...................      250,000      262,481
   Keyspan Corp., 8.00%, 11/15/30 ....................      250,000      334,649
   Keyspan Gas East, 7.88%, 2/1/10 ...................    1,250,000    1,467,505
   National Fuel Gas Co., 6.30%, 5/27/08 .............    1,000,000    1,069,734
   Northern Natural Gas, 5.38%, 10/31/12 (a) .........    1,000,000    1,041,880
   Southern Union Co., 8.25%, 11/15/29 ...............    1,550,000    1,956,052
                                                                      ----------
                                                                       6,132,301
                                                                      ----------
OIL & GAS EXPLORATION, PRODUCTION & SERVICES (2.9%)
   Anadarko Finance Co., 7.50%, 5/1/31 (a) ...........    1,550,000    1,920,365
   Burlington Resources, Inc., 7.38%, 3/1/29 .........    1,073,000    1,279,963
   Conoco, Inc., 6.95%, 4/15/29 ......................    1,075,000    1,269,419
   EOG Resources, Inc., 6.00%, 12/15/08 ..............    1,030,000    1,098,526
   Pemex Project, 7.38%, 12/15/14 ....................      500,000      555,750
   Pioneer Natural Resource, 6.50%, 1/15/08 (b) ......    1,000,000    1,071,928
   XTO Energy, Inc., 7.50%, 4/15/12 ..................      500,000      585,103
                                                                      ----------
                                                                       7,781,054
                                                                      ----------
OPERATIVE BUILDERS (0.1%)
   Centex Corp., 7.38%, 6/1/05 .......................      300,000      304,235
                                                                      ----------
PUBLISHING: NEWSPAPERS (1.1%)
   Knight- Ridder, Inc., 7.13%, 6/1/11 ...............    1,500,000    1,727,825
   Thomson Corp., 6.20%, 1/5/12 ......................    1,200,000    1,318,544
                                                                      ----------
                                                                       3,046,369
                                                                      ----------
REAL ESTATE (0.8%)
   EOP Operating LP, 7.00%, 7/15/11 ..................    1,000,000    1,127,743
   Vornado Realty, 4.50%, 8/15/09 ....................    1,000,000    1,001,608
                                                                      ----------
                                                                       2,129,351
                                                                      ----------
RETAIL - DISCOUNT (0.4%)
   Dollar General Corp., 8.63%, 6/15/10 ..............    1,000,000    1,162,500
                                                                      ----------
RETAIL - FOOD (0.7%)
   Kroger Co., 7.63%, 9/15/06 ........................    1,000,000    1,066,639
   YUM! Brands, Inc., 8.88%, 4/15/11 .................      750,000      926,639
                                                                      ----------
                                                                       1,993,278
                                                                      ----------

MMA PRAXIS INTERMEDIATE INCOME FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2004

                                                       SHARES OR
                                                       PRINCIPAL
                                                         AMOUNT         VALUE
                                                      -----------   ------------
CORPORATE BONDS, CONTINUED
SURGICAL AND MEDICAL INSTRUMENTS (0.4%)
   Guidant Corp., 6.15%, 2/15/06 ..................   $ 1,000,000   $  1,031,224
                                                                    ------------
TELEPHONE - INTEGRATED (1.2%)
   GTE California, Inc., 7.65%, 3/15/07 ...........     1,000,000      1,079,521
   Sprint Capital Corp., 7.63%, 1/30/11 ...........     1,000,000      1,161,039
   Verizon New York, Inc.,
      Series A, 6.88%, 4/1/12 (b) .................     1,000,000      1,122,478
                                                                    ------------
                                                                       3,363,038
                                                                    ------------
TRANSPORTATION SERVICES (1.8%)
   Golden State Petroleum Transportation,
      8.04%, 2/1/19 ...............................     1,000,000      1,099,390
   Union Tank Car Co., 7.13%, 2/1/07 ..............     1,550,000      1,648,902
   United Parcel Service, 8.38%, 4/1/30 ...........     1,500,000      2,087,912
                                                                    ------------
                                                                       4,836,204
                                                                    ------------
UTILITIES - NATURAL GAS (0.9%)
   Michigan Consolidated Gas Co.,
      8.25%, 5/1/14 ...............................     2,050,000      2,559,310
                                                                    ------------
TOTAL CORPORATE BONDS .............................                  100,130,776
                                                                    ------------
CORPORATE NOTES (1.0%)
COMMUNITY DEVELOPMENT (1.0%)
   MMA Community Development Investment, Inc.,
      2.80%, 1/1/05 (c)+ ..........................     1,425,000      1,425,000
   MMA Community Development Investment, Inc.,
      1.87%, 1/1/05 (c)+ ..........................     1,350,000      1,350,000
                                                                    ------------
TOTAL CORPORATE NOTES .............................                    2,775,000
                                                                    ------------
INTEREST ONLY BOND (0.2%)
GOVERNMENT NATIONAL MORTGAGE ASSOC. (0.2%)
   1.13%, 4/16/27 .................................    13,550,690        669,984
                                                                    ------------
TOTAL INTEREST ONLY BOND ..........................                      669,984
                                                                    ------------
MEDIUM TERM NOTES (0.4%)
ELECTRIC - INTEGRATED (0.4%)
   Puget Sound Energy, Inc., 6.74%, 6/15/18 .......     1,000,000      1,152,831
                                                                    ------------
TOTAL MEDIUM TERM NOTES ...........................                   1,152,831
                                                                    ------------
MUNICIPAL BONDS (0.3%)
GENERAL OBLIGATIONS (0.2%)
MONTANA (0.2%)
   Billings Federal Office LTD., 7.25%, 2/15/15 ...       379,000        402,968
                                                                    ------------
URBAN AND COMMUNITY DEVELOPMENT (0.1%)
NEW YORK (0.1%)
   United Nations Development Corp.,
      8.80%, 7/1/26 ...............................       300,000        314,703
                                                                    ------------
TOTAL MUNICIPAL BONDS .............................                      717,671
                                                                    ------------
MUTUAL FUND (0.5%)
MUTUAL FUNDS (0.5%)
   Pax World High Yield Fund ......................       164,827      1,460,372
                                                                    ------------
TOTAL MUTUAL FUND .................................                    1,460,372
                                                                    ------------

MMA PRAXIS INTERMEDIATE INCOME FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2004

                                                         PRINCIPAL
                                                          AMOUNT        VALUE
                                                        ----------   -----------
U.S. GOVERNMENT AGENCIES (57.8%)
FANNIE MAE (31.1%)
   2.25%, 5/15/06 (b) ...............................   $1,750,000   $ 1,729,198
   5.25%, 6/15/06 ...................................      750,000       772,120
   7.25%, 1/1/07 ....................................    1,625,000     1,737,734
   4.75%, 1/2/07 (b) ................................    1,250,000     1,282,009
   5.00%, 1/15/07 (b) ...............................      750,000       775,301
   6.63%, 10/15/07 ..................................      450,000       487,680
   5.25%, 1/15/09 (b) ...............................    5,800,000     6,123,059
   7.25%, 1/15/10 ...................................    3,700,000     4,252,414
   6.63%, 11/15/10 (b) ..............................    5,050,000     5,707,065
   7.45%, 10/1/11 ...................................    3,105,347     3,297,446
   6.13%, 3/15/12 (b) ...............................    2,700,000     2,999,859
   4.38%, 7/17/13 (b) ...............................    5,250,000     5,108,964
   4.13%, 4/15/14 (b) ...............................    4,100,000     3,973,753
   4.63%, 10/15/14 (b) ..............................      750,000       750,563
   7.35%, 1/1/15 ....................................      394,125       436,154
   7.00%, 7/1/15 ....................................       28,138        30,118
   6.00%, 4/1/16 ....................................      787,498       825,715
   6.00%, 8/1/16 ....................................      210,434       220,646
   6.00%, 11/1/16 ...................................      822,694       862,618
   6.00%, 11/1/16 ...................................      724,373       759,527
   5.50%, 12/1/16 ...................................      539,905       558,419
   5.50%, 2/1/17 ....................................      352,028       364,401
   5.50%, 10/1/17 ...................................      159,665       165,140
   5.00%, 7/1/18 ....................................    1,324,163     1,346,623
   5.00%, 9/1/18 ....................................    1,732,143     1,761,524
   7.00%, 11/1/19 ...................................      288,744       307,896
   7.00%, 11/1/19 ...................................      175,843       187,507
   7.00%, 1/1/24 ....................................      981,727     1,040,313
   5.00%, 4/1/24 ....................................    2,336,203     2,346,112
   8.50%, 9/1/26 ....................................      564,383       621,049
   7.00%, 8/1/29 ....................................    1,130,005     1,197,440
   6.50%, 6/1/32 ....................................      648,339       680,510
   6.00%, 10/1/32 ...................................      535,326       554,281
   5.00%, 2/1/33 ....................................    1,630,925     1,621,358
   5.50%, 3/1/33 ....................................    1,342,127     1,364,590
   5.50%, 4/1/33 ....................................      942,322       957,476
   3.61%, 6/1/33 ....................................    1,441,872     1,447,651
   6.00%, 8/1/33 ....................................    1,518,188     1,570,690
   6.00%, 10/1/33 ...................................    1,368,880     1,416,218
   4.37%, 10/1/33 ...................................    2,604,334     2,627,840
   5.50%, 2/1/34 ....................................    1,681,550     1,708,069
   5.50%, 2/1/34 ....................................    1,738,416     1,765,833
   4.06%, 2/1/34 ....................................    2,468,104     2,517,056
   3.85%, 4/1/34 ....................................    1,127,311     1,134,360
   2.78%, 4/1/34 ....................................      637,411       658,386
   5.50%, 5/1/34 ....................................    1,900,284     1,930,842
   4.26%, 5/1/34 ....................................    1,739,829     1,746,660
   5.50%, 10/1/34 ...................................    1,956,169     1,987,089
   5.00%, 10/1/34 ...................................    2,086,032     2,070,258
   5.50%, 11/1/34 ...................................    1,997,886     2,029,395
   5.50%, 1/1/35 ....................................    2,000,000     2,031,542
                                                                     -----------
                                                                      83,848,471
                                                                     -----------

MMA PRAXIS INTERMEDIATE INCOME FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2004

                                                         PRINCIPAL
                                                          AMOUNT        VALUE
                                                        ----------   -----------
FEDERAL HOME LOAN BANK (1.5%)
   6.50%, 11/15/05 ..................................   $  750,000   $   772,681
   3.75%, 8/15/07 (b) ...............................    1,000,000     1,008,685
   4.13%, 8/13/10 (b) ...............................    1,000,000     1,003,542
   6.63%, 11/15/10 ..................................      900,000     1,014,603
   3.88%, 6/14/13 (b) ...............................      300,000       289,514
                                                                     -----------
                                                                       4,089,025
                                                                     -----------
FREDDIE MAC (21.8%)
   6.88%, 1/15/05 ...................................      860,000       861,117
   5.95%, 1/19/06 ...................................      300,000       308,870
   3.30%, 9/14/07 ...................................    1,000,000       997,139
   2.75%, 3/15/08 (b) ...............................    3,850,000     3,764,541
   9.00%, 6/1/08 ....................................        2,152         2,392
   6.75%, 1/15/09 ...................................      494,342       508,675
   5.75%, 3/15/09 (b) ...............................    1,750,000     1,885,737
   4.00%, 9/1/10 ....................................    1,725,998     1,719,039
   6.88%, 9/15/10 (b) ...............................    3,000,000     3,424,797
   5.00%, 7/15/14 (b) ...............................    2,000,000     2,065,866
   5.50%, 7/1/17 ....................................      594,593       614,887
   5.00%, 10/1/17 ...................................    1,262,342     1,283,411
   5.50%, 11/1/17 ...................................    1,840,112     1,902,917
   6.00%, 2/1/18 ....................................    1,209,593     1,267,005
   5.00%, 5/1/18 ....................................    1,102,782     1,120,803
   4.50%, 6/1/18 ....................................    2,712,082     2,709,482
   5.00%, 9/1/18 ....................................    1,626,923     1,653,510
   5.00%, 9/1/18 ....................................    1,539,441     1,564,598
   5.00%, 10/1/18 ...................................    1,645,606     1,672,498
   5.00%, 11/1/18 ...................................    1,707,550     1,735,454
   5.00%, 5/15/23 ...................................    3,500,000       303,163
   5.00%, 7/1/23 ....................................    2,416,736     2,428,771
   5.00%, 4/15/29 ...................................    2,000,000       501,118
   6.75%, 9/15/29 (b) ...............................    1,675,000     2,025,613
   7.00%, 2/1/30 ....................................    1,319,121     1,397,430
   7.50%, 7/1/30 ....................................    1,402,157     1,501,607
   6.50%, 2/1/31 ....................................      109,067       114,473
   7.00%, 3/1/31 ....................................      940,208       996,024
   6.75%, 3/15/31 ...................................    2,880,000     3,500,270
   6.50%, 5/1/31 ....................................      295,127       309,608
   6.50%, 8/1/31 ....................................       71,933        75,551
   6.50%, 2/1/32 ....................................      635,869       667,849
   6.00%, 10/1/32 ...................................    1,878,363     1,943,057
   5.50%, 11/15/32 ..................................    1,200,000       431,435
   5.50%, 8/1/33 ....................................    2,816,441     2,863,802
   5.50%, 11/1/33 ...................................    1,825,932     1,856,636
   5.50%, 12/1/33 ...................................    1,625,435     1,652,768
   3.04%, 5/1/34 ....................................    1,850,762     1,833,999
   2.94%, 5/1/34 ....................................    1,394,873     1,376,165
   6.00%, 11/1/34 ...................................    2,000,000     2,066,935
                                                                     -----------
                                                                      58,909,012
                                                                     -----------
GOVERNMENT NATIONAL MORTGAGE ASSOC (3.3%)
   7.50%, 9/15/07 ...................................       71,725        76,305
   6.75%, 4/15/16 ...................................      153,276       163,755
   7.00%, 12/20/30 ..................................      365,181       386,822
   6.50%, 4/20/31 ...................................      414,826       436,149

MMA PRAXIS INTERMEDIATE INCOME FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2004

                                                       SHARES OR
                                                       PRINCIPAL
                                                         AMOUNT         VALUE
                                                      -----------   ------------
U.S. GOVERNMENT AGENCIES, CONTINUED
GOVERNMENT NATIONAL MORTGAGE ASSOC., continued
   6.50%, 7/20/31 .................................   $   340,163   $    357,414
   7.00%, 10/20/31 ................................       205,509        217,688
   6.50%, 10/20/31 ................................       743,358        781,568
   7.00%, 3/20/32 .................................       967,194      1,024,511
   6.50%, 5/20/32 .................................       443,178        465,963
   3.50%, 1/20/34 .................................     2,095,492      2,114,765
   6.93%, 9/15/39 .................................     2,056,283      2,217,634
   6.85%, 10/15/39 ................................       730,357        793,651
                                                                    ------------
                                                                       9,036,225
                                                                    ------------
SMALL BUSINESS ADMINISTRATION (0.1%)
   2.50%, 9/25/18 .................................       158,389        158,326
                                                                    ------------
TOTAL U.S. GOVERNMENT AGENCIES ....................                  156,041,059
                                                                    ------------
U.S. TREASURY OBLIGATIONS (0.0%)
PRIVATE EXPORT FUNDING (0.0%)
   Export Funding Trust, Series 1994-A,
   Class A, 7.89%, 2/15/05 ........................        20,000         20,094
                                                                    ------------
TOTAL U.S. TREASURY OBLIGATIONS ...................                       20,094
                                                                    ------------
SECURITIES HELD AS COLLATERAL FOR SECURITIES
   LENDING (13.6%)
SHORT TERM (13.6%)
   Northern Institutional Liquid Asset Portfolio ..    33,536,269     33,536,269
   Bank of New York City ..........................   $   170,083        170,083
   Chase Collateral for CSFB ......................     2,101,870      2,101,870
   Resolution Funding Corp. .......................       837,286        837,286
   Standard Chartered Bank Letter of Credit .......       128,726        128,726
   U.S. Treasury Bond, 7.13%, 2/15/08 .............         4,316          4,316
                                                                    ------------
TOTAL SECURITIES HELD AS COLLATERAL FOR
   SECURITIES LENDING .............................                   36,778,550
                                                                    ------------
TOTAL INVESTMENTS (COST $295,071,511)
   (d) - 111.0% ...................................                  299,823,775
   Liabilities in excess of other
   assets - (11.0)% ...............................                  (29,717,533)
                                                                    ------------
NET ASSETS - 100.0% ...............................                 $270,106,242
                                                                    ============

----------
(a) 144A security is restricted as to resale to institutional investors. These securities have been deemed liquid under guidelines established by the Board of Trustees.

(b)  All or part of this security was on loan, as of December 31, 2004.

(c) Represents affiliated restricted security as to resale to investors and is not registered under the Securities Act of 1933. These securities are fair valued and have been deemed illiquid under guidelines established by the Board of Trustees.

(d) Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from market value by net unrealized appreciation of securities as follows:

     Unrealized appreciation .....................................   $5,187,339
     Unrealized depreciation .....................................     (435,075)
                                                                     ----------
     Net unrealized appreciation .................................   $4,752,264
                                                                     ==========

+ Variable rate security. Rates presented are the rates in effect at December 31, 2004. Date presented reflects next rate change date.

ACES - Automatic Common Exchange Securities

OPEN SWAP AGREEMENTS

                                                                     UNREALIZED
                                                                    APPRECIATION
                                                                    ------------
Morgan Stanley 5 Year Credit Default Swap Agreement, based upon
   Gannett Co. Inc., 6.375%, 04/01/12, Maturing 12/20/09,
   (Notional amount of $481) ....................................       $150

SEE NOTES TO FINANCIAL STATEMENTS.

MMA PRAXIS INTERMEDIATE INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

ASSETS:
Investments, at value (cost $255,517,961)* ......................   $260,270,225
Investment in affiliates, at value (cost $2,775,000) ............      2,775,000
Investments held as collateral for securities loaned,
   at value (cost $36,778,550) ..................................     36,778,550
                                                                    ------------
      Total Investments .........................................    299,823,775
                                                                    ------------
Cash ............................................................      7,995,236
Interest and dividends receivable ...............................      3,010,554
Receivable for capital shares issued ............................      4,903,771
Receivable for investments sold .................................             73
Unrealized appreciation on swap contracts .......................            150
Prepaid expenses ................................................         18,988
                                                                    ------------
      Total Assets ..............................................    315,752,547
                                                                    ------------

LIABILITIES:
Distributions payable to shareholders ...........................        873,805
Payable for securities purchased ................................      2,076,250
Payable for securities loaned ...................................     36,778,550
Payable for capital shares redeemed .............................      5,661,068
Accrued expenses and other payables:
   Investment advisory fees .....................................         77,520
   Administration fees ..........................................         34,463
   Distribution fees ............................................         72,523
   Shareholder servicing fees ...................................         11,489
   Other ........................................................         60,637
                                                                    ------------
      Total Liabilities .........................................     45,646,305
                                                                    ------------
NET ASSETS:
Capital .........................................................    267,204,414
Accumulated net investment income ...............................         23,131
Accumulated net realized losses from investments and
   foreign currency transactions ................................     (1,873,752)
Unrealized appreciation from investments and translation
   of assets and liabilities in foreign currencies ..............      4,752,449
                                                                    ------------
      Net Assets ................................................   $270,106,242
                                                                    ============

Net Assets
   Class A ......................................................    230,487,853
   Class B ......................................................     39,618,389
                                                                    ------------
      Total .....................................................   $270,106,242
                                                                    ============

Shares Outstanding
   (unlimited number of shares authorized with $.01 par value)
   Class A ......................................................     23,154,819
   Class B ......................................................      3,984,587
                                                                    ------------
      Total .....................................................     27,139,406
                                                                    ============
Net asset value
   Class A - Redemption price per share .........................   $       9.95
                                                                    ============
   Class A - Maximum Sales Charge ...............................           3.75%
                                                                    ============
   Class A - Maximum Offering Price Per Share
      (100%/(100%-Maximum Sales Charge) of
      net asset value adjusted to the nearest cent) .............   $      10.34
                                                                    ============
   Class B - offering price per share** .........................   $       9.94
                                                                    ============

----------
*    Includes securities on loan, $36,324,196.

** Redemption price per share (Class B) varies by length of time shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.


Statement of assets and liabilities                                           21

MMA PRAXIS INTERMEDIATE INCOME FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME:
Interest ..........................................................   $7,442,549
Dividends .........................................................      100,797
Income from securities lending ....................................       11,920
Interest from affiliates ..........................................       27,475
                                                                      ----------
   Total Investment Income ........................................    7,582,741
                                                                      ----------
EXPENSES:
Investment advisory fees ..........................................      820,057
Administration fees ...............................................      321,909
Distribution fees-Class A .........................................      308,339
Distribution fees-Class B .........................................      305,067
Shareholder servicing fees-Class A ................................      308,339
Shareholder servicing fees-Class B ................................      101,689
Custodian fees ....................................................        7,588
Trustees' fees and expenses .......................................       13,498
Transfer agent fees ...............................................       14,497
Other expenses ....................................................      214,508
                                                                      ----------
      Total expenses before reductions/reimbursements .............    2,415,491
   Expenses reimbursed by Investment Advisor ......................     (365,525)
   Expenses reduced by Distributor ................................     (348,361)
   Expenses reduced by Custodian ..................................       (9,358)
   Expenses offset by small account fees ..........................       (5,170)
                                                                      ----------
      Net Expenses ................................................    1,687,077
                                                                      ----------
Net Investment Income .............................................    5,895,664
                                                                      ----------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
Net realized gains from investment transactions ...................      386,849
Change in unrealized appreciation/depreciation
   from investments ...............................................    2,243,823
Change in unrealized appreciation/depreciation
   from swap contracts ............................................          150
                                                                      ----------
Net realized/unrealized gains on investments ......................    2,630,822
                                                                      ----------
Change in net assets resulting from operations ....................   $8,526,486
                                                                      ==========

SEE NOTES TO FINANCIAL STATEMENTS.


22                                                       Statement of operations

MMA PRAXIS INTERMEDIATE INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                      Year Ended     Year Ended
                                                     December 31,   December 31,
                                                         2004           2003
                                                     ------------   ------------
From Investment Activities:
Net investment income ............................   $  5,895,664    $ 2,876,544
Net realized gains from investment transactions...        386,849      1,231,516
Change in unrealized appreciation/depreciation
   from investments and swap contracts ...........      2,243,973     (1,465,704)
                                                     ------------    -----------
Change in net assets resulting from operations ...      8,526,486      2,642,356
                                                     ------------    -----------

Distributions to Class A Shareholders:
   From net investment income ....................     (4,954,626)    (1,536,070)

Distributions to Class B Shareholders:
   From net investment income ....................     (1,481,661)    (1,657,221)
                                                     ------------    -----------
Change in net assets from distributions to
   shareholders ..................................     (6,436,287)    (3,193,291)
                                                     ------------    -----------

Change in net assets from capital transactions ...    184,508,255     10,123,508
                                                     ------------    -----------

Change in net assets .............................    186,598,454      9,572,573

Net Assets:
   Beginning of year .............................     83,507,788     73,935,215
                                                     ------------    -----------
   End of year ...................................   $270,106,242    $83,507,788
                                                     ============    ===========
Accumulated net investment income ................   $     23,131    $    19,472

SEE NOTES TO FINANCIAL STATEMENTS.


Statements of changes in net assets                                           23

MMA PRAXIS INTERMEDIATE INCOME FUND
FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period indicated.

                                                                               Class A Shares
                                                  ------------------------------------------------------------------------
                                                   Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                                  December 31,   December 31,   December 31,   December 31,   December 31,
                                                      2004           2003           2002           2001           2000
                                                  ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period ..........     $   9.99       $ 10.05        $  9.69        $  9.62        $  9.46
                                                    --------       -------        -------        -------        -------
Investment Activities:
   Net investment income ......................         0.39          0.39           0.48           0.54           0.58
   Net realized and unrealized gains (losses)
      from investments ........................        (0.02)        (0.03)          0.37           0.07           0.16
                                                    --------       -------        -------        -------        -------
   Total from Investment Activities ...........         0.37          0.36           0.85           0.61           0.74
                                                    --------       -------        -------        -------        -------
Distributions:
   Net investment income ......................        (0.41)        (0.42)         (0.49)         (0.54)         (0.58)
                                                    --------       -------        -------        -------        -------
   Total Distributions ........................        (0.41)        (0.42)         (0.49)         (0.54)         (0.58)
                                                    --------       -------        -------        -------        -------
Net Asset Value, End of Period ................     $   9.95       $  9.99        $ 10.05        $  9.69        $  9.62
                                                    ========       =======        =======        =======        =======
Total Return (excludes sales charge) ..........         3.77%         3.67%          9.02%          6.47%          8.03%

Ratios/Supplemental Data:
   Net Assets at end of period (000) ..........     $231,369       $39,270        $32,931        $26,931        $20,410
   Ratio of expenses to average net assets ....         0.91%         0.85%          0.85%          0.85%          0.85%
   Ratio of net investment income to average
      net assets ..............................         3.69%         3.85%          4.94%          5.59%          6.15%
   Ratio of expenses to average net assets* ...         1.33%         1.58%          1.69%          1.65%          1.66%
   Portfolio turnover (a) .....................        30.29%        47.58%         58.16%         36.00%         49.66%

----------
* During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reductions had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

SEE NOTES TO FINANCIAL STATEMENTS.


24                                                          Financial highlights

MMA PRAXIS INTERMEDIATE INCOME FUND
FINANCIAL HIGHLIGHTS, CONTINUED

For a share outstanding throughout the period indicated.

                                                                               Class B Shares
                                                  ------------------------------------------------------------------------
                                                   Year Ended     Year Ended    Year Ended      Year Ended     Year Ended
                                                  December 31,   December 31,   December 31,   December 31,   December 31,
                                                      2004           2003           2002           2001           2000
                                                  ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period ..........     $  9.98        $ 10.05        $  9.69        $  9.61        $  9.46
                                                    -------        -------        -------        -------        -------
Investment Activities:
   Net investment income ......................        0.33           0.34           0.45           0.52           0.55
   Net realized and unrealized gains (losses)
      from investments ........................       (0.01)         (0.03)          0.36           0.07           0.15
                                                    -------        -------        -------        -------        -------
   Total from Investment Activities ...........        0.32           0.31           0.81           0.59           0.70
                                                    -------        -------        -------        -------        -------
Distributions:
   Net investment income ......................       (0.36)         (0.38)         (0.45)         (0.51)         (0.55)
                                                    -------        -------        -------        -------        -------
   Total Distributions ........................       (0.36)         (0.38)         (0.45)         (0.51)         (0.55)
                                                    -------        -------        -------        -------        -------
Net Asset Value, End of Period ................     $  9.94        $  9.98        $ 10.05        $  9.69        $  9.61
                                                    =======        =======        =======        =======        =======
Total Return (excludes redemption charge) .....        3.30%          3.14%          8.64%          6.21%          7.68%

Ratios/Supplemental Data:
   Net Assets at end of period (000) ..........     $39,506        $44,238        $41,544        $35,814        $33,212
   Ratio of expenses to average net assets ....        1.38%          1.30%          1.20%          1.20%          1.20%
   Ratio of net investment income to average
      net assets ..............................        3.31%          3.41%          4.59%          5.26%          5.79%
   Ratio of expenses to average net assets* ...        1.91%          2.07%          2.19%          2.15%          2.16%
   Portfolio turnover (a) .....................       30.29%         47.58%         58.16%         36.00%         49.66%

----------
* During the period, certain expenses were voluntarily reduced, reimbursed or paid by third party. If such activity had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

SEE NOTES TO FINANCIAL STATEMENTS.

                      This page intentionally left blank.

MMA PRAXIS CORE STOCK FUND
ANNUAL REPORT TO SHAREHOLDERS
PORTFOLIO MANAGERS' LETTER

INVESTMENT CONCERNS:

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

After nearly 10 months of listless sideways trade, the U.S. equity markets came to life in late October. The price of oil came off its peak and the U.S. presidential election passed with little debate as to the outcome, causing investors to rouse from their slumber and bid stock indexes higher for the year. Even as short-term interest rates rose under the watch of a still-accommodative Federal Reserve, investors seemed to shrug off worries of the eventual negative impact of higher interest rates on stock prices.

Because of the late rally, it is easy to forget how discouraging the year was before it turned on a dime in late October. Through the first three quarters, the stock indexes were marked by sell-offs that led to lower lows, only to be followed by recoveries that failed to recoup what was lost in previous declines. Despite continued strong corporate profit reports, overarching concerns about terrorism, high oil prices, the likely end of fiscal and monetary stimulus, and uncertainty about the coming presidential election weighed on equity valuations during most of the year. No single event caused investors to change their minds about these concerns in the run-up to the election, but one by one, the concerns abated in the collective minds of investors. That, combined with profits that continued to outpace expectations, gave investors the optimism they needed to bid stocks higher.

Nearly all areas of the market participated in the year-end rally, but stocks in the consumer discretionary, utilities, and technology sectors were especially strong. In contrast, for the entire year, energy stocks bested other sectors with a nearly 30 percent return as oil prices soared. The health care and technology sectors basically ended the year where they began. And in general, the stocks of smaller companies performed significantly better than stocks of large companies - a record that we expect will not be repeated in 2005.

A year ago, we predicted that the stocks of companies with firm financial foundations would perform better than those with shaky underpinnings. In 2004, the trend did shift away from the lowest quality companies to those with stronger financial records, but the shift was not continuous along the quality scale. While it was true that the lowest quality companies (C and D rated) performed the worst during the year, it was not necessarily true that the higher the quality rating, the higher the return. In fact, some of the biggest disappointments in the fund during 2004, had Standard & Poor's top quality rating (A+) before their troubles began. The performance sweet spot along the quality continuum was in the A- to B range, suggesting that investing in higher-quality companies did pay off during the year, but perhaps not as much as we had expected.

----------
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT MMAPRAXIS.COM.


MMA Praxis Core Stock Fund                                                    27

Decisions we made that affected the overall characteristics of the fund were positive to performance for the year, but were offset by negative stock specific decisions and, by a lesser extent, decisions about which sectors we invested in.

CARDINAL HEALTH, FANNIE MAE, PFIZER, and MERCK, all very high-quality companies, negatively impacted the fund during the year. Cardinal Health is a pharmaceutical distributor that we thought to be immune to some of the pressures faced by its clients whose drugs are facing more competition from generic versions of their drugs. But it faced its own challenges as it prepared to change its business model in an attempt to solve some accounting problems. Fannie Mae, under political and regulatory pressure, faded during the year. The stock didn't do that poorly on an absolute basis, but relative to its peers and because we had a healthy position in the stock, it was a negative to our performance. During the second half of the year, it was revealed that the blockbuster painkilling drugs of both Pfizer and Merck showed some previously unknown, and potentially fatal, side effects. Merck's problems appear to be worse than Pfizer's, but both stocks suffered during the aftermath of the revelation. We believe Pfizer has stronger prospects than Merck for the future.

On the positive side, holdings like NORFOLK SOUTHERN, JOHNSON & JOHNSON, PEPSICO, and TARGET all added to performance for the year. Norfolk Southern, as an exporter of coal, benefited from the high price of oil, which in part determines the relative demand and price for coal. J&J also positively impacted the portfolio even as many of its pharmaceutical brethren struggled. J&J's strong product lines in medical products and technology help insulate the company from many of the problems associated with drug patent expirations. Pepsi and Target continued to do what they do very well.

Specifically, Target announced the divestiture of its traditional department store division, much to the approval of investors who had been calling for the move to jettison the slow-growth business.

Another area of strength in the portfolio was the energy sector, where our holdings were up anywhere from 15 percent to 70 percent for the year on strong demand for oilfield services caused in part by high oil prices.

OUTLOOK

Over the last 12 months, interest rates have not moved significantly higher as many investors were expecting last year at this time, and as a result, stocks didn't face the headwinds we anticipated. Because of this benign backdrop, stocks were able to rally when the uncertainty of the election, high oil prices, and the threat of terrorist events in the West all abated at roughly the same time. We continue to believe interest rates are likely to move higher over the coming months as the Fed works to combat inflation. However, even if rates move modestly higher, current low interest rates may still stimulate economic activity. So, in the short run, higher interest rates may not be terribly negative for stocks, but they aren't likely to be positive either. Investment performance could depend primarily on dividend yields, which are improving, and profit growth, which is slowing.

Two factors likely to underpin equities in the coming year are excess corporate liquidity and what we believe are reasonable valuations of stocks in general. Corporations have much more cash on

----------
(1) Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT MMAPRAXIS.COM.

their balance sheets than they normally would at this point in the economic cycle. By spending the excess capital on investments, paying it out in the form of dividends, or buying back their own stocks, corporations have the potential to buoy stocks in the near term. Also, valuations in general don't appear to be at an extreme, either on the positive or negative side.

After yet another year (six and counting), small company stocks outpaced large company stock performance, in part because of the economic recovery and accompanying low interest rate environment. We believe 2005 may be the year larger company stocks perform better than small caps. We also believe stable companies with minimal debt and consistent profits will garner a premium relative to smaller companies with shaky financials.

Chad M. Horning, CFA
MMA Praxis Core Stock Fund Co-Manager

John M. Nussbaum, CFA
MMA Praxis Core Stock Fund Co-Manager

----------
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT MMAPRAXIS.COM.

MMA PRAXIS CORE STOCK FUND
PERFORMANCE REVIEW

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

          1 Year   3 Year   5 Year   10 Year
          ------   ------   ------   -------
Class A    7.65%    1.52%   -0.82%    8.62%
Class B    6.96%    0.91%   -1.44%    8.23%

            INCEPTION
               DATE     1 YEAR   3 YEAR   5 YEAR   10 YEAR
            ---------   ------   ------   ------   -------
Class A      5/12/99     7.65%    1.52%   -0.82%    8.62%
Class A*     5/12/99     2.02%   -0.27%   -1.88%    8.04%
Class B       1/4/94     6.96%    0.91%   -1.44%    8.23%
Class B**     1/4/94     2.96%    0.25%   -1.63%    8.23%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THESE PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT MMAPRAXIS.COM.

*    Reflects maximum front-end sales charge of 5.25%.

** The Fund imposes a back-end sales charge (load) on Class B Shares if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge ("CDSC"). The CDSC declines over five years starting with year one and ending in year six as follows: 4%, 4%, 3% 2%, 1%.

Class A Share of this Fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception 1/4/94. The B Share Contingent Deferred Sales Charge (CDSC) does not apply to performance over 5 years; therefore, the 10-year return does not reflect the CDSC.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.


30                                                            Performance review

GROWTH OF $10,000 INVESTMENT 12/31/94 TO 12/31/04

                               (PERFORMANCE GRAPH)

                              Standard & Poor's
        Class A*   Class B   500 Stock Index(1)
        --------   -------   ------------------
12/94     9,475     10,000         10,000
         10,380     10,955         10,973
         11,310     11,937         12,019
         11,873     12,532         12,973
12/95    12,632     13,333         13,753
         12,912     13,628         14,491
         13,254     13,988         15,141
         13,776     14,539         15,609
12/96    14,638     15,450         16,909
         14,939     15,767         17,363
         17,005     17,947         20,392
         18,027     19,026         21,919
12/97    18,904     19,952         22,548
         20,972     22,135         25,691
         19,950     21,056         26,544
         17,082     18,029         23,910
12/98    20,030     21,141         28,997
         20,842     21,998         30,441
         23,279     24,542         32,583
         21,630     22,787         30,554
12/99    22,573     23,712         35,096
         23,641     24,791         35,900
         23,130     24,219         34,946
         22,908     23,938         34,608
12/00    22,477     23,466         31,902
         20,828     21,724         28,122
         21,429     22,294         29,767
         18,964     19,707         25,399
12/01    20,705     21,464         28,113
         21,059     21,806         28,191
         18,841     19,495         24,416
         15,976     16,484         20,200
12/02    16,946     17,477         21,902
         16,253     16,729         21,212
         17,984     18,486         24,476
         18,308     18,779         25,124
12/03    20,127     20,618         28,181
         20,589     21,057         28,658
         20,882     21,334         29,151
         20,204     20,602         28,606
12/04    21,666     22,054         31,245

For performance purposes, the above graph has not been adjusted for CDSC charges.

This chart represents historical performance of a hypothetical investment of $10,000 in the Core Stock Fund from 12/31/94 to 12/31/04, and represents the reinvestment of dividends and capital gains in the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THESE PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT MMAPRAXIS.COM.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

*    Reflects maximum front-end sales charge of 5.25%.

Class A Share of this Fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception 1/4/94.

(1) The S&P 500 Composite Stock Price Index (the "S&P 500(R) Index") is a widely recognized, unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

MMA PRAXIS CORE STOCK FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2004

                                                            SHARES      VALUE
                                                           -------   -----------
COMMON STOCKS (95.3%)
BANKS (5.3%)
   Bank of America Corp. ...............................   160,000   $ 7,518,400
   Wells Fargo Co. .....................................   158,000     9,819,700
                                                                     -----------
                                                                      17,338,100
                                                                     -----------
BEVERAGES (2.7%)
   PepsiCo, Inc. .......................................   167,000     8,717,400
                                                                     -----------
BROKERAGE SERVICES (2.6%)
   Goldman Sachs Group, Inc. ...........................    37,000     3,849,480
   J.P. Morgan Chase & Co. .............................   118,852     4,636,417
   Neenah Paper, Inc. (a)(b) ...........................     2,715        88,509
                                                                     -----------
                                                                       8,574,406
                                                                     -----------
CHEMICALS - GENERAL (1.7%)
   Air Products & Chemicals, Inc. ......................    94,000     5,449,180
                                                                     -----------
COMPUTERS & PERIPHERALS (4.5%)
   Cisco Systems, Inc. (b) .............................   227,000     4,381,100
   Dell, Inc. (b) ......................................   134,000     5,646,760
   Intel Corp. .........................................   199,000     4,654,610
                                                                     -----------
                                                                      14,682,470
                                                                     -----------
CONSUMER GOODS & SERVICES (2.8%)
   Procter & Gamble Co. ................................   167,000     9,198,360
                                                                     -----------
CONTAINERS - PAPER & PLASTIC (1.8%)
   Sonoco Products Co. .................................   192,640     5,711,776
                                                                     -----------
COSMETICS & TOILETRIES (2.6%)
   Colgate-Palmolive Co. (a) ...........................    48,000     2,455,680
   Kimberly Clark Corp. ................................    89,600     5,896,576
                                                                     -----------
                                                                       8,352,256
                                                                     -----------
ELECTRONIC & ELECTRICAL - GENERAL (5.4%)
   Emerson Electric Co. ................................   107,000     7,500,700
   Jabil Circuit, Inc. (b) .............................   195,000     4,988,100
   Texas Instruments, Inc. .............................    87,000     2,141,940
   Thomas & Betts Corp. (b) ............................    90,600     2,785,950
                                                                     -----------
                                                                      17,416,690
                                                                     -----------
FINANCIAL SERVICES (7.1%)
   Citigroup, Inc. .....................................   159,500     7,684,710
   Fannie Mae ..........................................   115,000     8,189,149
   MBNA Corp. ..........................................   261,000     7,357,590
                                                                     -----------
                                                                      23,231,449
                                                                     -----------
FOOD DISTRIBUTORS & WHOLESALERS (1.6%)
   Sysco Corp. .........................................   138,000     5,267,460
                                                                     -----------
FOOD PRODUCTS (2.6%)
   General Mills, Inc. .................................    82,000     4,076,220
   Sara Lee Corp. ......................................   175,000     4,224,500
                                                                     -----------
                                                                       8,300,720
                                                                     -----------
HOME DECORATION PRODUCTS (1.5%)
   Newell Rubbermaid, Inc. .............................   206,100     4,985,559
                                                                     -----------
INDUSTRIAL GOODS & SERVICES (1.8%)
   Masco Corp. .........................................   163,000     5,954,390
                                                                     -----------
INSURANCE (5.9%)
   Allstate Corp. ......................................    90,000     4,654,800
   American International Group, Inc. ..................   115,000     7,552,050
   Chubb Corp. .........................................    54,000     4,152,600
   Protective Life Corp. ...............................    70,000     2,988,300
                                                                     -----------
                                                                      19,347,750
                                                                     -----------


32                                             Schedule of portfolio investments

MMA PRAXIS CORE STOCK FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2004

                                                            SHARES      VALUE
                                                           -------   -----------
COMMON STOCKS, CONTINUED
MANUFACTURING (2.4%)
   3M Co. ..............................................    39,000   $ 3,200,730
   Dover Corp. .........................................   107,500     4,508,550
                                                                     -----------
                                                                       7,709,280
                                                                     -----------
MEDICAL - BIOMEDICAL/GENETIC (0.2%)
   Amgen, Inc. (b) .....................................    12,000       769,800
                                                                     -----------
MEDICAL SUPPLIES (6.6%)
   Biomet, Inc. ........................................    51,000     2,212,890
   Johnson & Johnson, Inc. .............................   169,500    10,749,690
   Medtronic, Inc. .....................................   170,000     8,443,900
                                                                     -----------
                                                                      21,406,480
                                                                     -----------
MULTIMEDIA (0.8%)
   Time Warner, Inc. (b) ...............................   139,300     2,707,992
                                                                     -----------
NEWSPAPERS (1.0%)
   Gannett Co., Inc. ...................................    39,900     3,259,830
                                                                     -----------
OFFICE EQUIPMENT & SERVICES (2.5%)
   Pitney Bowes, Inc. ..................................   173,000     8,006,440
                                                                     -----------
OIL & GAS EXPLORATION, PRODUCTION & SERVICES (3.1%)
   Anadarko Petroleum Corp. ............................    88,200     5,716,242
   ENSCO International, Inc. ...........................    54,900     1,742,526
   Transocean Sedco Forex, Inc. (b) ....................    62,000     2,628,180
                                                                     -----------
                                                                      10,086,948
                                                                     -----------
OIL - INTEGRATED (3.2%)
   BP Amoco PLC ADR ....................................   179,000    10,453,600
                                                                     -----------
OILFIELD SERVICES & EQUIPMENT (1.0%)
   Schlumberger Ltd. ...................................    50,000     3,347,500
                                                                     -----------
PHARMACEUTICALS (7.1%)
   Cardinal Health, Inc. ...............................   169,000     9,827,350
   Merck & Co., Inc. ...................................   130,000     4,178,200
   Pfizer, Inc. ........................................   334,000     8,981,260
                                                                     -----------
                                                                      22,986,810
                                                                     -----------
RAILROADS (1.0%)
   Norfolk Southern Corp. ..............................    93,000     3,365,670
                                                                     -----------
RESTAURANTS (0.9%)
   Wendy's International, Inc. .........................    71,900     2,822,794
                                                                     -----------
RETAIL (6.5%)
   Dollar General Corp. ................................   240,999     5,005,549
   Lowe's Cos., Inc. ...................................   111,000     6,392,490
   Target Corp. ........................................   188,000     9,762,840
                                                                     -----------
                                                                      21,160,879
                                                                     -----------
SOFTWARE & COMPUTER SERVICES (5.8%)
   First Data Corp. ....................................   105,000     4,466,700
   Microsoft Corp. .....................................   333,000     8,894,430
   Oracle Corp. (b) ....................................   397,000     5,446,840
                                                                     -----------
                                                                      18,807,970
                                                                     -----------
TECHNOLOGY (0.5%)
   Applied Materials, Inc. (b) .........................    93,800     1,603,980
                                                                     -----------
TELECOMMUNICATIONS (2.1%)
   SBC Communications, Inc. ............................   124,950     3,219,962
   Verizon Communications, Inc. ........................    87,000     3,524,370
                                                                     -----------
                                                                       6,744,332
                                                                     -----------

MMA PRAXIS CORE STOCK FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2004

                                                       SHARES OR
                                                       PRINCIPAL
                                                         AMOUNT        VALUE
                                                      -----------   ------------
COMMON STOCKS, CONTINUED
TRANSPORTATION SERVICES (0.7%)
   FedEx Corp. ....................................        23,000   $  2,265,270
                                                                    ------------
TOTAL COMMON STOCKS ...............................                  310,033,541
                                                                    ------------
U.S. GOVERNMENT AGENCIES - DISCOUNT NOTES* (3.4%)
FEDERAL NATIONAL MORTGAGE ASSOCIATION (3.4%)
   2.25%, 1/10/05 .................................   $11,000,000     10,995,314
                                                                    ------------
TOTAL U.S. GOVERNMENT AGENCIES - DISCOUNT NOTES* ..                   10,995,314
                                                                    ------------
CORPORATE NOTES (0.9%)
COMMUNITY DEVELOPMENT (0.9%)
   MMA Community Development Investment, Inc.,
      1.87%, 1/1/05, (c)+ .........................     1,395,000      1,395,000
   MMA Community Development Investment, Inc.,
      2.80%, 1/1/05, (c)+ .........................     1,570,000      1,570,000
                                                                    ------------
TOTAL CORPORATE NOTES .............................                    2,965,000
                                                                    ------------
SECURITIES HELD AS COLLATERAL FOR SECURITIES
   LENDING (0.1%)
SHORT TERM (0.1%)
   Northern Institutional Liquid Asset Portfolio ..       398,264        398,264
                                                                    ------------
TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES
   LENDING ........................................                      398,264
                                                                    ------------
TOTAL INVESTMENTS (COST $294,217,602)
   (d) - 99.7% ....................................                  324,392,119
   Other assets in excess of liabilities - 0.3% ...                    1,025,714
                                                                    ------------
NET ASSETS - 100.0% ...............................                 $325,417,833
                                                                    ============

----------
(a)  All or part of this security was on loan, as of December 31, 2004.

(b)  Represents non-income producing securities.

(c) Represents affiliated restricted security as to resale to investors and is not registered under the Securities Act of 1933. These securities are fair valued and have been deemed illiquid under guidelines established by the Board of Trustees.

(d) Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from market value by net unrealized appreciation of securities as follows:

     Unrealized appreciation ...................................   $ 48,192,630
     Unrealized depreciation ...................................    (18,018,113)
                                                                   ------------
     Net unrealized appreciation ...............................   $ 30,174,517
                                                                   ============

*    Effective yield at purchase.

+ Variable rate security. Rates presented are the rates in effect at December 31, 2004. Date presented reflects next rate change date.

ADR - American Depositary Receipt

PLC - Public Liability Co.

FUTURES CONTRACTS PURCHASED

                                                                     UNREALIZED
                                                        CONTRACTS   APPRECIATION
                                                        ---------   ------------
S&P 500 Index Futures Contract, expiring March, 2005
   (underlying face amount at value $298,000) .......       1          $5,425

SEE NOTES TO FINANCIAL STATEMENTS.

MMA PRAXIS CORE STOCK FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

ASSETS:
Investments, at value (cost $290,854,338)* .....................    $321,028,855
Investment in affiliates, at value (cost $2,965,000) ...........       2,965,000
Investments held as collateral for securities loaned,
   at value (cost $398,264) ....................................         398,264
                                                                    ------------
      Total Investments ........................................     324,392,119
                                                                    ------------
Cash ...........................................................       2,415,742
Cash held as collateral for futures contracts ..................          16,000
Interest and dividends receivable ..............................         329,977
Receivable for capital shares issued ...........................       2,354,364
Prepaid expenses ...............................................          22,255
                                                                    ------------
      Total Assets .............................................     329,530,457
                                                                    ------------
LIABILITIES:
Distributions payable to shareholders ..........................       1,194,669
Payable for investments purchased ..............................         775,700
Payable for securities loaned ..................................         398,264
Payable for capital shares redeemed ............................       1,251,384
Payable for variation margin on futures contracts ..............             250
Accrued expenses and other payables:
   Investment advisory fees ....................................         180,664
   Administration fees .........................................          54,653
   Distribution fees ...........................................         119,587
   Shareholder servicing fees ..................................          42,707
   Other .......................................................          94,746
                                                                    ------------
      Total Liabilities ........................................       4,112,624
                                                                    ------------
NET ASSETS:
Capital ........................................................     317,544,673
Accumulated net investment income ..............................             681
Accumulated net realized losses from
   investment transactions .....................................     (22,307,463)
Unrealized appreciation from investments .......................      30,174,517
Unrealized appreciation from futures contracts .................           5,425
                                                                    ------------
      Net Assets ...............................................    $325,417,833
                                                                    ============
Net Assets
   Class A .....................................................    $203,454,496
   Class B .....................................................     121,963,337
                                                                    ------------
      Total ....................................................    $325,417,833
                                                                    ============
Shares outstanding
   (unlimited number of shares authorized
      with $.01 par value)
   Class A .....................................................      14,545,329
   Class B .....................................................       9,015,737
                                                                    ------------
      Total ....................................................      23,561,066
                                                                    ============
Net asset value
   Class A - Redemption Price Per Share ........................    $      13.99
                                                                    ============
   Class A - Maximum Sales Charge ..............................            5.25%
                                                                    ============
   Class A - Maximum Offering Price Per Share
      (100%/(100%-Maximum Sales Charge) of
      net asset value adjusted to the nearest cent) ............    $      14.77
                                                                    ============
   Class B - offering price per share** ........................    $      13.53
                                                                    ============

----------
*    Includes securities on loan, $388,036.

** Redemption price per share (Class B) varies by length of time shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.


Statement of assets and liabilities                                           35

MMA PRAXIS CORE STOCK FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME:
Interest ........................................................   $   112,607
Dividends .......................................................     4,939,555
Income from securities lending ..................................           694
Interest from affiliates ........................................        48,598
                                                                    -----------
      Total Investment Income ...................................     5,101,454
                                                                    -----------
EXPENSES:
Investment advisory fees ........................................     1,721,944
Administration fees .............................................       617,583
Distribution fees-Class A .......................................       271,386
Distribution fees-Class B .......................................       931,052
Shareholder servicing fees-Class A ..............................       271,386
Shareholder servicing fees-Class B ..............................       310,351
Custodian fees ..................................................        13,383
Trustees' fees and expenses .....................................        22,907
Transfer agent fees .............................................        47,138
Other expenses ..................................................       340,304
                                                                    -----------
      Total expenses before reductions/reimbursements ...........     4,547,434
   Expenses reimbursed by Investment Advisor ....................      (446,557)
   Expenses reduced by Distributor ..............................      (162,834)
   Expenses reduced by Custodian ................................       (10,398)
   Expenses offset by small account fees ........................       (21,560)
                                                                    -----------
      Net Expenses ..............................................     3,906,085
                                                                    -----------
Net Investment Income ...........................................     1,195,369
                                                                    -----------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
Net realized gains from investment transactions .................       742,212
Change in unrealized appreciation/depreciation
   from investments .............................................    20,784,088
Change in unrealized appreciation/depreciation
   from futures contracts .......................................         5,425
                                                                    -----------
Net realized/unrealized gains on investments ....................    21,531,725
                                                                    -----------
Change in net assets resulting from operations ..................   $22,727,094
                                                                    ===========

SEE NOTES TO FINANCIAL STATEMENTS.


36                                                       Statement of operations

MMA PRAXIS CORE STOCK FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                Year Ended      Year Ended
                                                               December 31,    December 31,
                                                                  2004             2003
                                                              -------------   -------------
From Investment Activities:
Net investment income (loss) ..............................   $  1,195,369    $    (93,748)
Net realized gains (losses) from
   investment transactions ................................        742,212      (3,938,654)
Change in unrealized appreciation/depreciation
   from investments .......................................     20,789,513      29,510,367
                                                              ------------    ------------
Change in net assets resulting from operations ............     22,727,094      25,477,965
                                                              ------------    ------------
Distributions to Class A Shareholders:
   From net investment income .............................       (993,307)             --
   Tax return of capital ..................................             --         (11,026)
Distributions to Class B Shareholders:
   From net investment income .............................       (201,381)             --
                                                              ------------    ------------
Change in net assets from distributions to shareholders ...     (1,194,688)        (11,026)
                                                              ------------    ------------
Change in net assets from capital transactions ............    135,292,931       6,213,682
                                                              ------------    ------------
Change in net assets ......................................    156,825,337      31,680,621
Net Assets:
   Beginning of year ......................................    168,592,496     136,911,875
                                                              ------------    ------------
   End of year ............................................   $325,417,833    $168,592,496
                                                              ============    ============
Accumulated net investment income .........................   $        681              --

SEE NOTES TO FINANCIAL STATEMENTS.


Statements of changes in net assets                                           37

MMA PRAXIS CORE STOCK FUND
FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period indicated.

                                                                               Class A Shares
                                                  ------------------------------------------------------------------------
                                                   Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                                  December 31,   December 31,   December 31,   December 31,   December 31,
                                                      2004           2003           2002           2001           2000
                                                  ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period ..........     $  13.06      $ 11.00         $ 13.44        $ 14.59        $ 15.02
                                                    --------      -------         -------        -------        -------
Investment Activities:
   Net investment income ......................         0.08         0.05            0.04           0.03           0.03
   Net realized and unrealized gains (losses)
      from investments ........................         0.92         2.01           (2.48)         (1.18)         (0.08)
                                                    --------      -------         -------        -------        -------
   Total from Investment Activities ...........         1.00         2.06           (2.44)         (1.15)         (0.05)
                                                    --------      -------         -------        -------        -------
Distributions:
   Net investment income ......................        (0.07)          --(a)           --             --             --
   Net realized gains .........................           --           --              --             --          (0.38)
   Tax return of capital ......................           --           --(a)           --             --             --
                                                    --------      -------         -------        -------        -------
   Total Distributions ........................        (0.07)          --              --             --          (0.38)
                                                    --------      -------         -------        -------        -------
Net Asset Value, End of Period ................     $  13.99      $ 13.06         $ 11.00        $ 13.44        $ 14.59
                                                    ========      =======         =======        =======        =======
Total Return (excludes sales charge) ..........         7.65%       18.77%         (18.15%)        (7.88%)        (0.43%)

Ratios/Supplemental Data:
   Net Assets at end of period (000) ..........     $202,474      $41,244         $25,314        $24,780        $17,783
   Ratio of expenses to average net assets ....         1.33%        1.25%           1.20%          1.20%          1.20%
   Ratio of net investment income to
      average net assets ......................         1.04%        0.45%           0.35%          0.25%          0.21%
   Ratio of expenses to average net assets* ...         1.65%        1.86%           1.94%          1.86%          1.82%
   Portfolio turnover (b) .....................         9.99%        7.68%          10.20%         17.58%         22.77%

----------
* During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reduction had not occurred, the ratios would have been as indicated.

(a)  Distribution per share was less than $0.005.

(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

SEE NOTES TO FINANCIAL STATEMENTS.


38                                                          Financial highlights

MMA PRAXIS CORE STOCK FUND
FINANCIAL HIGHLIGHTS, CONTINUED

For a share outstanding throughout the period indicated.

                                                                            Class B Shares
                                               ------------------------------------------------------------------------
                                                Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                               December 31,   December 31,   December 31,   December 31,   December 31,
                                                   2004           2003           2002           2001           2000
                                               ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period .......     $  12.67      $  10.74       $  13.19       $  14.42       $  14.94
                                                 --------      --------       --------       --------       --------
Investment Activities:
   Net investment income (loss) ............         0.01         (0.02)         (0.02)         (0.04)         (0.05)
   Net realized and unrealized gains
      (losses) from investments ............         0.87          1.95          (2.43)         (1.19)         (0.09)
                                                 --------      --------       --------       --------       --------
   Total from Investment Activities ........         0.88          1.93          (2.45)         (1.23)         (0.14)
                                                 --------      --------       --------       --------       --------
Distributions:
   Net investment income ...................        (0.02)           --             --             --             --
   Net realized gains ......................           --            --             --             --          (0.38)
                                                 --------      --------       --------       --------       --------
   Total Distributions .....................        (0.02)           --             --             --          (0.38)
                                                 --------      --------       --------       --------       --------
Net Asset Value, End of Period .............     $  13.53      $  12.67       $  10.74       $  13.19       $  14.42
                                                 ========      ========       ========       ========       ========
Total Return (excludes redemption charge) ..         6.96%        17.97%        (18.57%)        (8.53%)        (1.04%)

Ratios/Supplemental Data:
Net Assets at end of period (000) ..........     $121,817      $127,348       $111,598       $139,788       $158,850
Ratio of expenses to average net assets ....         1.98%         1.90%          1.75%          1.75%          1.75%
Ratio of net investment income to average
   net assets ..............................         0.05%        (0.21%)        (0.20%)        (0.31%)        (0.33%)
Ratio of expenses to average net assets* ...         2.22%         2.33%          2.44%          2.36%          2.31%
Portfolio turnover (a) .....................         9.99%         7.68%         10.20%         17.58%         22.77%

----------
* During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reduction had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

SEE NOTES TO FINANCIAL STATEMENTS.

                       This page intentionally left blank.

MMA PRAXIS VALUE INDEX FUND
ANNUAL REPORT TO SHAREHOLDERS
PORTFOLIO MANAGERS' LETTER

INVESTMENT CONCERNS:

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments. Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Value stocks, again, modestly outpaced growth stocks during the second half of the year, bringing to a close another year when large cap value style investing beat the large cap growth style, now for five years running. Sectors of the market typically considered to include value stocks, like energy, utilities, and telecommunications outperformed sectors typically associated with growth companies, such as technology and health care.

The fund underperformed its benchmark during the year, owing primarily to the stewardship investing screens applied to the fund. As we've noted in the past, we expect these screens to be positive in some periods and negative in others, but to be neutral, at worst, over time.

During 2004, however, the screens were negative to relative performance due to strong performance in energy, mining, defense, chemicals, tobacco, industrial conglomerates, and other areas where the fund is either not invested at all or has small positions relative to the benchmark.

As a passively managed index fund, the managers do not explicitly manage the MMA Praxis Value Index fund on a daily basis. Index constituents are determined twice each year and stocks are purchased in relative proportion to their market values. We continue to believe the fund remains appropriate for diversified investors seeking exposure to the U.S. large-cap value portion of the market and who want their investments to reflect their values.(1)

Chad M. Horning, CFA
MMA Praxis Core Stock Fund Co-Manager

John M. Nussbaum, CFA
MMA Praxis Core Stock Fund Co-Manager

----------
(1) Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT MMAPRAXIS.COM.


MMA Praxis Value Index Fund                                                   41

MMA PRAXIS VALUE INDEX FUND
PERFORMANCE REVIEW

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

          1 Year   3 Year   Since Inception
          ------   ------   ---------------
Class A   13.07%    4.40%         0.12%
Class B   12.31%    3.82%        -0.42%

            INCEPTION                       SINCE
               DATE     1 YEAR   3 YEAR   INCEPTION
            ---------   ------   ------   ---------
Class A       5/1/01    13.07%    4.40%      0.12%
Class A*      5/1/01     7.12%    2.53%     -1.33%

Class B       5/1/01    12.31%    3.82%     -0.42%
Class B**     5/1/01     8.31%    3.20%     -0.95%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THESE PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT MMAPRAXIS.COM.

*    Reflects maximum front-end sales charge of 5.25%.

** The Fund imposes a back-end sales charge (load) on Class B Shares if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge ("CDSC"). The CDSC declines over five years starting with year one and ending in year six as follows: 4%, 4%, 3%, 2%, 1%.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.


42                                                            Performance review

GROWTH OF $10,000 INVESTMENT 5/1/01 TO 12/31/04

                               (PERFORMANCE GRAPH)

                               Standard & Poor's 500/
        Class A*   Class B**    Barra Value Index(1)
        --------   ---------   ----------------------
5/01      9,479      10,000            10,000
          9,431       9,950            10,105
          9,260       9,766             9,777
          9,127       9,616             9,608
          8,530       8,976             9,053
          7,932       8,345             8,193
          7,790       8,205             8,193
          8,255       8,686             8,713
12/01     8,368       8,799             8,846
          8,187       8,608             8,603
          7,977       8,378             8,526
          8,339       8,759             8,963
          7,892       8,278             8,514
          7,920       8,308             8,548
          7,320       7,676             8,009
          6,584       6,904             7,143
          6,642       6,954             7,192
          5,848       6,121             6,370
          6,451       6,753             6,900
          6,890       7,205             7,385
12/02     6,459       6,754             7,001
          6,324       6,613             6,809
          6,161       6,442             6,624
          6,122       6,392             6,615
          6,709       7,006             7,269
          7,189       7,499             7,804
          7,251       7,566             7,862
          7,406       7,728             8,036
          7,474       7,789             8,210
          7,406       7,718             8,061
          7,909       8,233             8,612
          7,957       8,284             8,690
12/03     8,421       8,768             9,227
          8,518       8,859             9,390
          8,674       9,012             9,602
          8,606       8,951             9,535
          8,401       8,727             9,300
          8,499       8,819             9,407
          8,623       8,947             9,611
          8,516       8,835             9,429
          8,604       8,927             9,531
          8,741       9,059             9,711
          8,888       9,212             9,858
          9,290       9,620            10,339
12/04     9,521       9,654            10,676

This chart represents historical performance of a hypothetical investment of $10,000 in the Value Index Fund from 5/01/01 to 12/31/04, and represents the reinvestment of dividends and capital gains in the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THESE PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT MMAPRAXIS.COM.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

*    Reflects maximum front-end sales charge of 5.25%.

**   Reflects applicable contingent deferred sales charge of 4.00%.

(1) The Standard & Poor's 500/Barra Value Index is an unmanaged index and is constructed by dividing the stocks in the Standard & Poor's 500 Index into two categories, growth and value, according to price-to-book ratios. This index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deductions of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

MMA PRAXIS VALUE INDEX FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2004

                                                             SHARES      VALUE
                                                             ------   ----------
COMMON STOCKS (99.0%)
ADVERTISING AGENCIES (0.2%)
   Interpublic Group of Co., Inc. (a) ....................    4,980   $   66,732
                                                                      ----------
AIRLINES (0.2%)
   Southwest Airlines Co. ................................    5,120       83,354
                                                                      ----------
APPAREL MANUFACTURERS (0.5%)
   Jones Apparel Group, Inc. .............................    1,590       58,146
   Liz Claiborne, Inc. ...................................    1,350       56,984
   V.F. Corp. ............................................    1,550       85,839
                                                                      ----------
                                                                         200,969
                                                                      ----------
AUTOMOTIVE (1.2%)
   AutoNation, Inc. (a) ..................................    2,107       40,475
   Cummins Engine, Inc. ..................................      640       53,626
   Ford Motor Co. ........................................   25,550      374,052
   Lear Corp. ............................................      700       42,707
                                                                      ----------
                                                                         510,860
                                                                      ----------
BANKS (17.4%)
   AmSouth Bancorp. ......................................    4,960      128,464
   Bank of America Corp. .................................   56,400    2,650,235
   Bank of New York Co., Inc. ............................    4,230      141,367
   BB&T Corp. ............................................    7,710      324,206
   Comerica, Inc. ........................................    2,380      145,228
   Golden West Financial Corp. ...........................    1,100       67,562
   Huntington Bancshares, Inc. ...........................    3,230       80,039
   KeyCorp ...............................................    5,301      179,704
   M & T Bank Corp. (b) ..................................    1,150      124,016
   Marshall & Ilsley Corp. ...............................    3,120      137,904
   National City Corp. ...................................    9,460      355,223
   Northern Trust Corp. ..................................      251       12,194
   Regions Financial Corp. ...............................    6,490      230,979
   State Street Corp. ....................................    1,630       80,066
   SunTrust Banks, Inc. ..................................    5,180      382,698
   U.S. Bancorp. .........................................   26,070      816,512
   Wachovia Corp. ........................................   22,390    1,177,713
   Wells Fargo Co. .......................................    6,380      396,517
   Zions Bancorp. ........................................      740       50,342
                                                                      ----------
                                                                       7,480,969
                                                                      ----------
BEVERAGES (0.4%)
   Coca-Cola Enterprises, Inc. ...........................    6,550      136,568
   Pepsiamericas, Inc. ...................................    1,630       34,621
                                                                      ----------
                                                                         171,189
                                                                      ----------
BROADCAST SERVICES & PROGRAMMING (0.5%)
   Clear Channel Communications, Inc. ....................    6,090      203,954
   Univision Communications, Inc. (a) ....................    1,130       33,075
                                                                      ----------
                                                                         237,029
                                                                      ----------
BROKERAGE SERVICES (9.4%)
   A.G. Edwards, Inc. ....................................      814       35,173
   Bear Stearns Co., Inc. ................................    1,440      147,326
   Goldman Sachs Group, Inc. .............................    3,110      323,564


44                                             Schedule of portfolio investments

MMA PRAXIS VALUE INDEX FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2004

                                                             SHARES      VALUE
                                                             ------   ----------
COMMON STOCKS, CONTINUED
BROKERAGE SERVICES, continued
   J.P. Morgan Chase & Co. ...............................   49,740   $1,940,357
   Lehman Brothers Holdings, Inc. ........................    3,760      328,925
   Merrill Lynch & Co. ...................................    7,540      450,666
   Morgan Stanley Dean Witter & Co. ......................   15,280      848,346
                                                                      ----------
                                                                       4,074,357
                                                                      ----------
CABLE TV (1.3%)
   Comcast Corp., Class A (a) ............................   10,200      339,456
   Comcast Corp., Special Class A (a) ....................    6,540      214,774
                                                                      ----------
                                                                         554,230
                                                                      ----------
CHEMICALS - GENERAL (0.8%)
   Air Products & Chemicals, Inc. ........................    3,170      183,765
   Engelhard Corp. .......................................    1,310       40,178
   Sovereign Bancorp .....................................    4,820      108,691
                                                                      ----------
                                                                         332,634
                                                                      ----------
COMPUTERS & PERIPHERALS (3.0%)
   Ceridian Corp. (a) ....................................      448        8,189
   EMC Corp. (a) .........................................    2,680       39,852
   Hewlett-Packard Co. ...................................   42,170      884,305
   NCR Corp. (a) .........................................    1,300       89,999
   Sun Microsystems, Inc. (a) ............................   46,960      252,645
   Sungard Data Systems (a) ..............................    1,330       37,679
                                                                      ----------
                                                                       1,312,669
                                                                      ----------
CONSUMER PRODUCTS (0.0%)
   Bausch & Lomb, Inc. ...................................      250       16,115
                                                                      ----------
CONTAINERS - PAPER & PLASTIC (0.2%)
   Bemis Co., Inc. .......................................    1,270       36,944
   Sonoco Products Co. ...................................    1,370       40,621
                                                                      ----------
                                                                          77,565
                                                                      ----------
COSMETICS & TOILETRIES (0.0%)
   Alberto-Culver Co., Class B ...........................      136        6,606
                                                                      ----------
DISTRIBUTION (0.3%)
   Genuine Parts Co. .....................................    2,210       97,373
   W.W. Grainger, Inc. ...................................      350       23,317
                                                                      ----------
                                                                         120,690
                                                                      ----------
ELECTRIC SERVICES (0.9%)
   Cinergy Corp. .........................................    2,530      105,324
   Consolidated Edison, Inc. (b) .........................    3,380      147,875
   NiSource, Inc. ........................................    3,349       76,290
   Pepco Holdings, Inc. ..................................    2,130       45,412
                                                                      ----------
                                                                         374,901
                                                                      ----------
ELECTRONIC & ELECTRICAL - GENERAL (0.6%)
   Advanced Micro Devices, Inc. (a)(b) ...................    1,350       29,727
   American Power Conversion Corp. .......................      960       20,544
   Fisher Scientific International, Inc. (a) .............    1,640      102,304
   Jabil Circuit, Inc. (a) ...............................       84        2,149
   Micron Technology, Inc. (a) ...........................    2,414       29,813
   Molex, Inc. ...........................................      212        6,360

MMA PRAXIS VALUE INDEX FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2004

                                                             SHARES      VALUE
                                                             ------   ----------
COMMON STOCKS, CONTINUED
ELECTRONIC & ELECTRICAL - GENERAL, continued
   Molex, Inc., Class A (b) ..............................      196   $    5,223
   Novellus Systems, Inc. (a) ............................      974       27,165
   Sanmina-SCI Corp. (a) .................................    1,945       16,474
   Solectron Corp. (a) ...................................    2,980       15,883
                                                                      ----------
                                                                         255,642
                                                                      ----------
ENERGY (0.4%)
   Valero Energy .........................................    3,580      162,532
                                                                      ----------
FINANCIAL SERVICES (10.2%)
   Ambac Financial Group, Inc. ...........................      586       48,128
   Capital One Financial Corp. ...........................      880       74,105
   Charles Schwab Corp. ..................................      560        6,698
   Cit Group, Inc. .......................................    2,930      134,253
   Citigroup, Inc. .......................................   42,030    2,025,004
   Countrywide Credit Industries, Inc. ...................    4,300      159,143
   E*Trade Group, Inc. (a) ...............................    2,390       35,731
   First Horizon Natl Corp. (b) ..........................    1,720       74,149
   Franklin Resources, Inc. ..............................      350       24,378
   Freddie Mac ...........................................    9,630      709,730
   Janus Capital Group, Inc. .............................    3,070       51,607
   MBIA, Inc. ............................................      976       61,761
   MBNA Corp. ............................................    4,820      135,876
   MGIC Investment Corp. .................................      853       58,780
   PNC Financial Services Group ..........................    3,950      226,888
   Providian Financial Corp. (a) .........................    4,090       67,362
   Washington Mutual, Inc. ...............................   11,580      489,602
                                                                      ----------
                                                                       4,383,195
                                                                      ----------
FOOD DISTRIBUTORS & WHOLESALERS (0.8%)
   Albertsons, Inc. (b) ..................................    5,140      122,743
   Dean Foods Co. (a) ....................................    1,870       61,617
   Safeway, Inc. (a) .....................................    5,730      113,110
   SUPERVALU, Inc. .......................................    1,740       60,065
                                                                      ----------
                                                                         357,535
                                                                      ----------
FOOD PRODUCTS (0.6%)
   Kraft Foods, Inc. .....................................    7,400      263,514
                                                                      ----------
FOOD STORES (0.4%)
   Kroger Co. (a) ........................................   10,320      181,013
                                                                      ----------
FORESTRY (0.2%)
   Plum Creek Timber Co., Inc. ...........................    2,560       98,406
                                                                      ----------
FURNITURE & HOME FURNISHINGS (0.1%)
   Leggett & Platt, Inc. .................................      940       26,724
                                                                      ----------
HEALTH CARE SERVICES (0.8%)
   Aetna, Inc. ...........................................      940      117,265
   AmerisourceBergen Corp. ...............................      530       31,100
   Humana, Inc. (a) ......................................      850       25,237
   McKesson HBOC, Inc. ...................................    1,970       61,976
   Medco Health Solutions, Inc. (a) ......................    1,290       53,664
   Tenet Healthcare Corp. (a) ............................    5,540       60,829
                                                                      ----------
                                                                         350,071
                                                                      ----------

MMA PRAXIS VALUE INDEX FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2004

                                                             SHARES      VALUE
                                                             ------   ----------
COMMON STOCKS, CONTINUED
HOTELS & MOTELS (0.1%)
   Starwood Hotels & Resorts Worldwide, Inc. .............      984   $   57,466
                                                                      ----------
INDUSTRIAL GOODS & SERVICES (0.3%)
   Masco Corp. ...........................................    3,440      125,663
                                                                      ----------
INSTRUMENTS - SCIENTIFIC (0.0%)
   PerkinElmer, Inc. .....................................      770       17,317
                                                                      ----------
INSURANCE (8.6%)
   AFLAC, Inc. ...........................................      902       35,936
   Allstate Corp. ........................................    9,580      495,477
   American International Group, Inc. ....................   12,730      835,978
   Aon Corp. .............................................    4,216      100,594
   Chubb Corp. ...........................................    2,670      205,323
   CIGNA Corp. ...........................................    1,870      152,536
   Cincinnati Financial Corp. (b) ........................    2,122       93,920
   Hartford Financial Services Group, Inc. ...............    2,820      195,454
   Jefferson-Pilot Corp. .................................    1,910       99,244
   Lincoln National Corp. ................................    1,800       84,024
   Marsh & McLennan Cos., Inc. ...........................    7,360      242,144
   MetLife, Inc. .........................................    7,790      315,573
   Principal Financial Group, Inc. .......................    2,039       83,477
   Protective Life Corp. .................................      970       41,409
   SAFECO Corp. ..........................................    1,770       92,465
   St. Paul Cos., Inc. ...................................    9,350      346,604
   Torchmark Corp. .......................................    1,170       66,854
   UnumProvident Corp. (b) ...............................    4,140       74,272
   Wellpoint, Inc. (a)(b) ................................    1,150      132,250
   Wesco Financial Corp. .................................       80       31,440
                                                                      ----------
                                                                       3,724,974
                                                                      ----------
INSURANCE PROPERTY-CASUALTY (0.7%)
   ACE Ltd. ..............................................    3,970      169,718
   XL Capital Ltd. .......................................    1,940      150,641
                                                                      ----------
                                                                         320,359
                                                                      ----------
MACHINERY (0.4%)
   Ingersoll-Rand Co., Ltd. ..............................    2,400      192,720
                                                                      ----------
MANUFACTURING (0.4%)
   Brunswick Corp. .......................................      470       23,265
   Cooper Industries Ltd., Class A .......................    1,280       86,899
   Dover Corp. ...........................................    1,190       49,909
   SPX Corp. .............................................      583       23,355
                                                                      ----------
                                                                         183,428
                                                                      ----------
MEDICAL - BIOMEDICAL/GENETIC (0.1%)
   Biogen Idec, Inc. (a) .................................      330       21,981
   Chiron Corp. (a) ......................................      970       32,330
                                                                      ----------
                                                                          54,311
                                                                      ----------
MEDICAL - HOSPITALS (0.2%)
   HCA, Inc. .............................................    2,000       79,920
   Health Management Associates, Inc., Class A (b) .......      680       15,450
                                                                      ----------
                                                                          95,370
                                                                      ----------

MMA PRAXIS VALUE INDEX FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2004

                                                             SHARES      VALUE
                                                             ------   ----------
COMMON STOCKS, CONTINUED
MEDICAL SUPPLIES (0.1%)
   Hillenbrand Industry, Inc. ............................      860   $   47,764
                                                                      ----------
METALS (0.7%)
   Alcan, Inc. (b) .......................................    5,150      252,556
   Nucor Corp. (b) .......................................      762       39,883
                                                                      ----------
                                                                         292,439
                                                                      ----------
MULTIMEDIA (2.4%)
   Time Warner, Inc. (a) .................................   54,360    1,056,758
                                                                      ----------
NEWSPAPERS (1.1%)
   Gannett Co., Inc. .....................................    3,560      290,852
   Tribune Co. ...........................................    4,440      187,102
                                                                      ----------
                                                                         477,954
                                                                      ----------
OFFICE EQUIPMENT & SERVICES (0.5%)
   Xerox Corp. (a) .......................................   13,320      226,573
                                                                      ----------
OIL & GAS EXPLORATION, PRODUCTION & SERVICES (3.3%)
   Anadarko Petroleum Corp. ..............................    3,450      223,595
   Apache Corp. ..........................................    4,560      230,599
   Burlington Resources, Inc. ............................    5,470      237,945
   Devon Energy Corp. ....................................    6,790      264,267
   ENSCO International, Inc. .............................      745       23,646
   EOG Resources, Inc. ...................................    1,470      104,899
   GlobalSantaFe Corp. (b) ...............................      920       30,461
   Nabors Industries Ltd. (a) ............................      190        9,745
   Noble Corp. (a) .......................................      980       48,745
   ONEOK, Inc. ...........................................    1,440       40,925
   Rowan Cos., Inc. (a) ..................................    1,500       38,850
   Transocean Sedco Forex, Inc. (a) ......................    3,550      150,485
                                                                      ----------
                                                                       1,404,162
                                                                      ----------
OIL & GAS TRANSMISSION (0.7%)
   El Paso Corp. .........................................    8,980       93,392
   KeySpan Corp. .........................................    2,010       79,295
   Sempra Energy .........................................    2,970      108,939
                                                                      ----------
                                                                         281,626
                                                                      ----------
OIL - INTEGRATED (8.9%)
   BP Amoco PLC ADR ......................................   50,340    2,939,856
   ConocoPhillips ........................................    9,640      837,041
   Sunoco, Inc. ..........................................    1,020       83,344
                                                                      ----------
                                                                       3,860,241
                                                                      ----------
PAPER PRODUCTS (1.5%)
   International Paper Co. ...............................    6,790      285,180
   MeadWestvaco Corp. ....................................    2,590       87,775
   Temple-Inland, Inc. ...................................      562       38,441
   Weyerhaeuser Co. ......................................    3,350      225,187
                                                                      ----------
                                                                         636,583
                                                                      ----------
PHARMACEUTICALS (0.5%)
   Cardinal Health, Inc. .................................      970       56,406
   Caremark Rx, Inc. (a) .................................      820       32,333
   King Pharmaceuticals, Inc. (a) ........................    3,370       41,788

MMA PRAXIS VALUE INDEX FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2004

                                                               SHARES     VALUE
                                                               ------   --------
COMMON STOCKS, CONTINUED
PHARMACEUTICALS, continued
   Mylan Laboratories, Inc. ................................    2,590   $ 45,791
   Watson Pharmaceutical, Inc. (a) .........................    1,530     50,199
                                                                        --------
                                                                         226,517
                                                                        --------
PIPELINES (0.5%)
   Kinder Morgan, Inc. .....................................      310     22,670
   Questar Corp. ...........................................    1,180     60,133
   The Williams Cos., Inc. .................................    7,770    126,573
                                                                        --------
                                                                         209,376
                                                                        --------
PRINTING - COMMERCIAL (0.3%)
   R.R. Donnelley & Sons Co. ...............................    3,070    108,340
                                                                        --------
RAILROADS (0.5%)
   CSX Corp. ...............................................    2,630    105,410
   Norfolk Southern Corp. ..................................    2,650     95,904
                                                                        --------
                                                                         201,314
                                                                        --------
RAW MATERIALS (0.1%)
   Vulcan Materials Co. ....................................    1,143     62,419
                                                                        --------
REAL ESTATE INVESTMENT TRUST (1.7%)
   AMB Property Corp. ......................................      980     39,582
   Apartment Investment & Management Co. ...................      975     37,577
   Avalonbay Communities, Inc. .............................      880     66,264
   Duke Realty Investments, Inc. ...........................    1,569     53,566
   Equity Office Properties Trust ..........................    5,630    163,945
   Equity Residential Properties Trust .....................    3,600    130,248
   ProLogis ................................................    2,300     99,659
   Vornado Realty Trust ....................................    1,780    135,511
                                                                        --------
                                                                         726,352
                                                                        --------
RESIDENTIAL BUILDING CONSTRUCTION (0.3%)
   Centex Corp. ............................................      610     36,344
   KB Home .................................................      382     39,881
   Pulte Homes, Inc. .......................................      810     51,678
                                                                        --------
                                                                         127,903
                                                                        --------
RESTAURANTS (1.4%)
   McDonald's Corp. ........................................   17,550    562,653
   Wendy's International, Inc. .............................      518     20,337
                                                                        --------
                                                                         582,990
                                                                        --------
RETAIL (2.3%)
   Circuit City Stores, Inc. ...............................    2,730     42,697
   Costco Wholesale Corp. ..................................    1,440     69,710
   CVS Corp. ...............................................    1,560     70,309
   Federated Department Stores, Inc. .......................    2,270    131,183
   J.C. Penney Co., Inc. ...................................    3,990    165,187
   Limited, Inc. ...........................................    5,950    136,969
   May Department Stores Co. ...............................    4,080    119,952
   Office Depot, Inc. (a) ..................................    3,720     64,579
   Sears, Roebuck & Co. ....................................    2,627    134,056
   Toys "R" Us, Inc. (a) ...................................    2,550     52,199
                                                                        --------
                                                                         986,841
                                                                        --------

MMA PRAXIS VALUE INDEX FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2004

                                                         SHARES OR
                                                         PRINCIPAL
                                                           AMOUNT       VALUE
                                                         ---------   -----------
COMMON STOCKS, CONTINUED
SOFTWARE & COMPUTER SERVICES (0.5%)
   Affiliated Computer Services - Class A (a)(b) .....         320   $    19,261
   BMC Software, Inc. (a) ............................       3,100        57,660
   Siebel Systems, Inc. (a) ..........................       3,470        36,435
   Unisys Corp. (a) ..................................       4,690        47,744
   VERITAS Software Corp. (a) ........................       2,480        70,804
                                                                     -----------
                                                                         231,904
                                                                     -----------
TELECOMMUNICATIONS (10.0%)
   ALLTEL Corp. ......................................       4,240       249,142
   AT&T Corp. ........................................       7,670       146,190
   BellSouth Corp. ...................................      25,580       710,868
   CenturyTel, Inc. ..................................       1,880        66,684
   Citizens Communications Co. .......................       4,110        56,677
   SBC Communications, Inc. ..........................      46,290     1,192,893
   Sprint Corp. ......................................      12,320       306,152
   Telephone & Data Systems, Inc. ....................         150        11,543
   Verizon Communications, Inc. ......................      38,660     1,566,117
                                                                     -----------
                                                                       4,306,266
                                                                     -----------
TELECOMMUNICATIONS-SERVICES & EQUIPMENT (0.3%)
   Comverse Technology, Inc. (a) .....................         776        18,973
   JDS Uniphase Corp. (a)(b) .........................         860         2,726
   Scientific-Atlanta, Inc. ..........................       2,140        70,642
   Tellabs, Inc. (a) .................................       5,210        44,754
                                                                     -----------
                                                                         137,095
                                                                     -----------
TRANSPORTATION - SERVICES (0.1%)
   Ryder System, Inc. ................................         900        42,993
                                                                     -----------
TRAVEL SERVICES (0.1%)
   Sabre Holdings Corp. ..............................       1,890        41,882
                                                                     -----------
TOTAL COMMON STOCKS ..................................                42,747,401
                                                                     -----------
CORPORATE NOTES (0.7%)
COMMUNITY DEVELOPMENT (0.7%)
   MMA Community Development Investment, Inc.,
      1.87%, 1/1/05, (c)+ ............................      75,000        75,000
   MMA Community Development Investment, INC.,
      2.80%, 1/1/05, (c)+ ............................     235,000       235,000
                                                                     -----------
TOTAL CORPORATE NOTES ................................                   310,000
                                                                     -----------
SECURITIES HELD AS COLLATERAL FOR SECURITIES
   LENDING (2.2%)
SHORT TERM (2.2%)
   Northern Institutional Liquid Asset Portfolio .....     940,609       940,609
   Den Danske Bank Letter of Credit ..................          43            43
   Lloyds Letter of Credit ...........................         181           181
   LOCC HSBC Letter of Credit ........................          66            66
   Monte Dei Paschi Di Siena .........................          82            82
   National Australia ................................         165           165
   Paribas Letter of Credit ..........................         169           169
   Royal Bank of Canada Letter of Credit .............          61            61

MMA PRAXIS VALUE INDEX FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2004

                                                         SHARES OR
                                                         PRINCIPAL
                                                           AMOUNT       VALUE
                                                         ---------   -----------
SECURITIES HELD AS COLLATERAL FOR SECURITIES
   LENDING, CONTINUED
SHORT TERM, continued
   Standard Chartered Bank Letter of Credit ..........       49      $        49
   Westpac Letter of Credit ..........................       32               32
TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES                   -----------
   LENDING ...........................................                   941,457
                                                                     -----------
TOTAL INVESTMENTS (COST $37,934,559) (d) - 101.9% ....                43,998,858
   Liabilities in excess of other assets - (1.9)% ....                  (831,669)
                                                                     -----------
NET ASSETS - 100.0% ..................................               $43,167,189
                                                                     ===========

----------
(a)  Represents non-income producing securities.

(b)  All or part of this security was on loan, as of December 31, 2004.

(c) Represents affiliated restricted security as to resale to investors and is not registered under the Securities Act of 1933. These securities are fair valued and have been deemed illiquid under guidelines established by the Board of Trustees.

(d) Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from market value by net unrealized appreciation of securities as follows:

     Unrealized appreciation ......................................   $6,771,901
     Unrealized depreciation ......................................     (707,602)
                                                                      ----------
     Net unrealized appreciation ..................................   $6,064,299
                                                                      ==========

+ Variable rate security. Rates presented are the rates in effect at December 31, 2004. Date presented reflects next rate change date.

ADR - American Depositary Receipt

PLC - Public Liability Co.

FUTURES CONTRACTS PURCHASED

                                                                     UNREALIZED
                                                        CONTRACTS   APPRECIATION
                                                        ---------   ------------
S&P Barra Val Index Futures Contract, expiring
   March, 2005 (underlying face amount
   at value $467,550) ...............................       3          $2,025

SEE NOTES TO FINANCIAL STATEMENTS.

MMA PRAXIS VALUE INDEX FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

ASSETS:
Investments, at value (cost $36,683,102)* ......................   $42,747,401
Investment in affiliates, at value (cost $310,000) .............       310,000
Investments held as collateral for securities loaned,
   at value (cost $941,457) ....................................       941,457
                                                                   -----------
      Total Investments ........................................    43,998,858
                                                                   -----------
Cash ...........................................................       348,087
Cash held as collateral for futures contracts ..................        40,500
Interest and dividends receivable ..............................        50,360
Receivable for capital shares issued ...........................       407,577
Receivable for investments sold ................................     6,015,968
Prepaid expenses ...............................................         6,402
                                                                   -----------
      Total Assets .............................................    50,867,752
                                                                   -----------
LIABILITIES:
Distributions payable to shareholders ..........................       271,466
Payable for investments purchased ..............................     6,352,854
Payable for securities loaned ..................................       941,457
Payable for capital shares redeemed ............................        24,359
Payable for variation margin on futures contracts ..............           450
Accrued expenses and other payables:
   Investment advisory fees ....................................        82,806
   Administration fees .........................................         5,403
   Distribution fees ...........................................         5,995
   Shareholder servicing fees ..................................           720
   Other .......................................................        15,053
                                                                   -----------
      Total Liabilities ........................................     7,700,563
                                                                   -----------
NET ASSETS:
Capital ........................................................    38,827,783
Accumulated net realized losses from investment transactions ...    (1,726,918)
Unrealized appreciation from investments .......................     6,064,299
Unrealized appreciation from futures contracts .................         2,025
                                                                   -----------
      Net Assets ...............................................   $43,167,189
                                                                   ===========
Net Assets
   Class A .....................................................   $33,955,049
   Class B .....................................................     9,212,140
                                                                   -----------
      Total ....................................................   $43,167,189
                                                                   ===========
Shares outstanding
   (unlimited number of shares authorized with $.01 par value)
   Class A .....................................................     3,520,241
   Class B .....................................................       957,200
                                                                   -----------
      Total ....................................................     4,477,441
                                                                   ===========
Net asset value
   Class A - Redemption Price Per Share ........................   $      9.65
                                                                   ===========
   Class A - Maximum Sales Charge ..............................          5.25%
                                                                   ===========
   Class A - Maximum Offering Price Per Share
      (100%/(100%-Maximum Sales Charge) of net asset value
         adjusted to the nearest cent) .........................   $     10.18
                                                                   ===========
   Class B - offering price per share** ........................   $      9.62
                                                                   ===========

----------
*    Includes securities on loan, $917,647.

** Redemption price per share (Class B) varies by length of time shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.


52                                           Statement of assets and liabilities

MMA PRAXIS VALUE INDEX FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME:
Dividends .......................................................   $  920,141
Foreign tax withholding .........................................       (4,536)
Income from securities lending ..................................        1,757
Interest from affiliates ........................................        6,474
                                                                    ----------
   Total Investment Income ......................................      923,836
                                                                    ----------
EXPENSES:
Investment advisory fees ........................................      182,919
Administration fees .............................................       85,999
Distribution fees-Class A .......................................       74,097
Distribution fees-Class B .......................................       55,011
Shareholder servicing fees-Class A ..............................       74,097
Shareholder servicing fees-Class B ..............................       18,337
Custodian fees ..................................................        3,246
Trustees' fees and expenses .....................................        4,270
Transfer agent fees .............................................        7,417
Other expenses ..................................................       79,958
                                                                    ----------
      Total expenses before reductions/reimbursements ...........      585,351
   Expenses reduced by Distributor ..............................     (155,321)
   Expenses reduced by Custodian ................................       (1,603)
   Expenses offset by small account fees ........................       (2,373)
                                                                    ----------
      Net Expenses ..............................................      426,054
                                                                    ----------
Net Investment Income ...........................................      497,782
                                                                    ----------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
Net realized gains from investment transactions .................      562,304
Change in unrealized appreciation/depreciation from
   investments ..................................................    3,674,294
Change in unrealized appreciation/depreciation from
   futures contracts ............................................        2,025
                                                                    ----------
Net realized/unrealized gains on investments ....................    4,238,623
                                                                    ----------
Change in net assets resulting from operations ..................   $4,736,405
                                                                    ==========

SEE NOTES TO FINANCIAL STATEMENTS.


Statement of operations                                                       53

MMA PRAXIS VALUE INDEX FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                      Year Ended     Year Ended
                                                     December 31,    December 31,
                                                         2004           2003
                                                     ------------   ------------
From Investment Activities:
Net investment income ............................   $   497,782    $   331,974
Net realized gains (losses) from investment
   transactions ..................................       562,304       (328,641)
Change in unrealized appreciation/depreciation
   from investments ..............................     3,676,319      6,701,971
                                                     -----------    -----------
Change in net assets resulting from operations ...     4,736,405      6,705,304
                                                     -----------    -----------
Distributions to Class A Shareholders:
   From net investment income ....................      (426,675)      (291,656)
   Tax return of capital .........................            --         (7,581)

Distributions to Class B Shareholders:
   From net investment income ....................       (71,107)       (40,332)
                                                     -----------    -----------
Change in net assets from distributions to
   shareholders ..................................      (497,782)      (339,569)

Change in net assets from capital
   transactions ..................................     7,462,494      6,802,871

Change in net assets .............................    11,701,117     13,168,606

Net Assets:
   Beginning of year .............................    31,466,072     18,297,466
                                                     -----------    -----------
   End of year ...................................   $43,167,189    $31,466,072
                                                     ===========    ===========
Accumulated net investment income ................            --             --

SEE NOTES TO FINANCIAL STATEMENTS.


54                                           Statements of changes in net assets

MMA PRAXIS VALUE INDEX FUND
FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period indicated.

                                                                                  Class A Shares
                                                             ---------------------------------------------------------
                                                              Year Ended     Year Ended     Year Ended    Period Ended
                                                             December 31,   December 31,   December 31,   December 31,
                                                                 2004           2003           2002         2001 (a)
                                                             ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period .....................     $  8.65       $  6.72         $  8.79      $ 10.00
                                                               -------       -------         -------      -------
Investment Activities:
   Net investment income .................................        0.12          0.10            0.07         0.03
   Net realized and unrealized gains (losses)
      from investments ...................................        1.00          1.93           (2.07)       (1.20)
                                                               -------       -------         -------      -------
   Total from Investment Activities ......................        1.12          2.03           (2.00)       (1.17)
                                                               -------       -------         -------      -------
Distributions:
   Net investment income .................................       (0.12)        (0.10)          (0.07)       (0.03)
   Net realized gains ....................................          --            --              --        (0.01)
   Tax return of capital .................................          --            --(b)           --           --
                                                               -------       -------         -------      -------
   Total Distributions ...................................       (0.12)        (0.10)          (0.07)       (0.04)
                                                               -------       -------         -------      -------
Net Asset Value, End of Period ...........................     $  9.65       $  8.65         $  6.72      $  8.79
                                                               =======       =======         =======      =======
Total Return (excludes sales charge) .....................       13.07%        30.38%         (22.81%)     (11.72%)(c)
Ratios/Supplemental Data:
   Net Assets at end of period (000) .....................     $33,640       $25,815         $15,071      $14,136
   Ratio of expenses to average net assets ...............        1.04%         0.95%           0.95%        0.95%(d)
   Ratio of net investment income to average net assets ..        1.45%         1.49%           0.98%        0.61%(d)
   Ratio of expenses to average net assets* ..............        1.48%         1.71%           2.13%        2.44%(d)
   Portfolio turnover (e) ................................       24.76%        35.21%          30.61%       17.86%

----------
* During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reductions had not occurred, the ratios would have been as indicated.

(a) For the period from May 2, 2001 (commencement of operations) through December 31, 2001.

(b)  Distribution per share was less than $0.005.

(c)  Not annualized.

(d)  Annualized.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

SEE NOTES TO FINANCIAL STATEMENTS.


Financial highlights                                                          55

MMA PRAXIS VALUE INDEX FUND
FINANCIAL HIGHLIGHTS, CONTINUED

For a share outstanding throughout the period indicated.

                                                                               Class B Shares
                                                          ---------------------------------------------------------
                                                           Year Ended     Year Ended     Year Ended    Period Ended
                                                          December 31,   December 31,   December 31,   December 31,
                                                              2004           2003           2002         2001 (a)
                                                          ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period ..................      $ 8.64         $ 6.71        $  8.78      $ 10.00
                                                             ------         ------        -------      -------
Investment Activities:
   Net investment income ..............................        0.08           0.07           0.03           --
   Net realized and unrealized gains (losses)
      from investments ................................        0.98           1.93          (2.07)       (1.20)
                                                             ------         ------        -------      -------
   Total from Investment Activities ...................        1.06           2.00          (2.04)       (1.20)
                                                             ------         ------        -------      -------
Distributions:
   Net investment income ..............................       (0.08)         (0.07)         (0.03)       (0.01)
   Net realized gains .................................          --             --             --        (0.01)
                                                             ------         ------        -------      -------
   Total Distributions ................................       (0.08)         (0.07)         (0.03)       (0.02)
                                                             ------         ------        -------      -------
Net Asset Value, End of Period ........................      $ 9.62         $ 8.64        $  6.71      $  8.78
                                                             ======         ======        =======      =======
Total Return (excludes redemption charge) .............       12.31%         29.82%        (23.24%)     (12.01%)(b)

Ratios/Supplemental Data:
Net Assets at end of period (000) .....................      $9,155         $5,651        $ 3,227      $ 2,593
Ratio of expenses to average net assets ...............        1.60%          1.50%          1.50%        1.50%(c)
Ratio of net investment income to average net assets ..        0.91%          0.94%          0.44%        0.04%(c)
Ratio of expenses to average net assets* ..............        1.99%          2.21%          2.64%        2.58%(c)
Portfolio turnover (d) ................................       24.76%         35.21%         30.61%       17.86%

----------
* During the period, certain expenses were voluntarily reduced/ reimbursed. If such expense reductions had not occurred, the ratios would have been as indicated.

(a) For the period from May 2, 2001 (commencement of operations) through December 31, 2001.

(b)  Not annualized.

(c)  Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

SEE NOTES TO FINANCIAL STATEMENTS.

                       This page intentionally left blank.

MMA PRAXIS INTERNATIONAL FUND
ANNUAL REPORT TO SHAREHOLDERS
PORTFOLIO MANAGER'S LETTER

INVESTMENT CONCERNS:

International investing involves increased risk and volatility. Among others, additional risks include fluctuations in currency exchange rates, differences among various countries in how taxes are computed and paid, differences in accounting standards which can result in different valuations for similar companies, and differences in auditing and financial reporting practices.

2004 was another positive year for international equity markets. It was the third consecutive year in which they outperformed the U.S. equity markets. Developed market strength was universal, with Europe and Asia ex-Japan leading both the United Kingdom (UK) and Japan. The early months of the year saw a continuation of the positive trend of 2003 but, by summertime, most of the early gains had been given back. Strength returned to the markets in the late third and over the complete fourth quarter, which accounted for most of the year's gain. Emerging markets had similar, but more extreme, performance swings and ended up the year ahead of the developed markets. The Euro and Yen continued to strengthen during the year adding to the performance of international markets for U.S.-based investors.

MMA Praxis International Fund participated fully in both the developed and emerging markets, while observing the fund's socially responsible core values. These core values exclude from investment a number of industries including tobacco, alcohol, gambling, defense, nuclear power, adult entertainment and abortifacient manufacturers. Investing in other industries, such as mining and manufacturing, is limited. These criteria cover many large companies that are members of the Morgan Stanley Capital International Europe Australiasia and Far East index(1) (MSCI EAFE or EAFE) which has no such restrictions.

Over 2004 as a whole, the leading contributors were Canada, France, Austria, Ireland, the Netherlands, and some of the emerging markets. In Canada, individual stock performance from Brascan Corp., the diversified financial services company, was the driver. This stock, a long-time favorite of the manager, specializes in commercial real estate, asset management, and hydropower generation. Brascan saw a continued increase in cash flow from all of the company's operations, in particular from power operations where cash flows nearly doubled.

The stronger European contributions came from a number of different sources. In France, strong performances from office equipment company Neopost and media giant Vivendi Universalled the way. Solid performance from France's Credit Agricole combined with similar outcome from Bank Austria and Anglo Irish Bank. This bolstered the contribution from the Financial sector, the fund's strongest sector over the year. The Netherlands was a weak performing market and the fund's underweight position there was a positive contribution. Within Emerging Markets, there was

----------
(1) Please refer to the Glossary of Terms on page A for additional information on the referenced benchmark indices.

(2) Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT MMAPRAXIS.COM.


58                                                 MMA Praxis International Fund
mixed experience. In Hungary, energy company MOL, and OTP Bank contributed significantly, as did a number of holdings in Mexico, including Cemex and Grupo Mexico. Cemex announced the acquisition of RMC, the UK's leading cement producer, and Grupo Mexico, the third largest copper extractor in the world, benefited from the year's surge in copper prices. Other contributors were Bunge, the world's leading soybean processor, which has major exposure to Latin America. However, much of these contributions was eroded by the impact of the exposure to India that took a major hit following the surprise result of their national elections in the second quarter. By year-end, we eliminated the exposure to India and reduced the Emerging Markets weight to 7 percent. The UK market experienced a modest underperformance of the EAFE index over the year and the fund had mixed fortunes there. Strong contributions came from British Land, the real estate company, retailer Next, and global materials producer BHP Billiton. BHP has continued to benefit from high global demand and strong materials prices. Offsetting these contributions was a number of detractors, the principal one among them which was Smith & Nephew, a world leader in knee and hip joint replacements, which fell on weak results.

For the second straight year, Japan was among the weaker performing regions within the EAFE Index. The portfolio entered the year with a small overweight in Japan. However, as evidence emerged questioning the sustainability of the Japanese recovery, the portfolio was moved back to an underweight position.

STRATEGY

The portfolio is well diversified as to markets, industries, market cap, and growth and value. We have been taking some profits in names that have done very well over time, e.g. QBE and Brascan, and will continue to seek good stocks that we think are fundamentally undervalued. We are finding good specific opportunities and have added some to the portfolio, e.g. Guoco Group, 3I and Carrefour. Guoco is a Hong Kong-based conglomerate that has major financial and real estate assets in Asia. Currently, it sells at a 17 percent discount to NAV, with 86 percent of its NAV made up of cash. 3I is a UK-based European venture capital firm with new management that is selling at close to book value. Carrefour is the second largest food retailer in the world. There we initiated a position soon after the controlling family replaced senior management.

Economic growth in Europe may still be slow. We therefore look for European companies to continue to cut costs and become more efficient. Some European countries have moved to lower capital gains tax rates. This may make it easier for companies to sell non-core operations and this should benefit their share prices.

Gilman Gunn
Evergreen portfolio manager

----------
(1) Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT MMAPRAXIS.COM.

MMA PRAXIS INTERNATIONAL FUND
PERFORMANCE REVIEW

                                         Since
            1 Year   3 Year   5 Year   Inception
            ------   ------   ------   ---------
Class A     14.68%    5.69%   -6.82%     3.64%
Class B     13.95%    5.05%   -7.38%     3.20%

            INCEPTION                                SINCE
               DATE     1 YEAR   3 YEAR   5 YEAR   INCEPTION
            ---------   ------   ------   ------   ---------
Class A      5/12/99    14.68%   5.69%    -6.82%     3.64%
Class A*     5/12/99    10.35%   3.82%    -7.83%     2.93%

Class B       4/1/97    13.95%   5.05%    -7.38%     3.20%
Class B**     4/1/97     9.95%   4.44%    -7.54%     3.20%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THESE PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT MMAPRAXIS.COM.

*    Reflects maximum front-end sales charge of 5.25%.

** The Fund imposes a back-end sales charge (load) on Class B Shares if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge ("CDSC"). The CDSC declines over five years starting with year one and ending in year six as follows: 4%, 4%, 3% 2%, 1%.

Class A Share of this Fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception 4/1/97. The B Share Contingent Deferred Sales Charge (CDSC) does not apply to performance over 5 years; therefore, the 10-year return does not reflect the CDSC.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.


60                                                            Performance review

GROWTH OF $10,000 INVESTMENT 4/1/97 TO 12/31/04

                              (PERFORMANCE GRAPH)

                                                                  MSCI AC World
                                                                  Free-(ex.U.S.)
                                             Class A*   Class B      Index(1)
                                             --------   -------   --------------
4/97                                           9,479     10,000       10,000
                                              10,901     11,501       11,298
                                              10,949     11,551       11,194
12/97                                         10,085     10,640       10,230
                                              11,737     12,383       11,627
                                              12,497     13,184       11,454
                                              10,867     11,465        9,723
12/98                                         12,504     13,191       11,708
                                              12,762     13,464       11,986
                                              13,328     14,061       12,546
                                              14,083     14,831       12,972
12/99                                         17,811     18,732       15,327
                                              18,222     19,144       15,447
                                              16,587     17,402       14,817
                                              15,266     15,997       13,609
12/00                                         14,208     14,867       13,015
                                              12,212     12,763       11,304
                                              11,611     12,110       11,290
                                               9,706     10,101        9,622
12/01                                         10,596     11,014       10,478
                                              10,722     11,145       10,692
                                              10,136     10,516       10,368
                                               8,127      8,422        8,366
12/02                                          8,552      8,841        8,941
                                               7,668      7,920        8,288
                                               8,975      9,257        9,933
                                               9,565      9,846       10,796
12/03                                         10,872     11,180       12,643
                                              11,323     11,613       13,254
                                              10,942     11,204       13,162
                                              10,872     11,120       13,294
12/04                                         12,508     12,767       15,343

For performance purposes, the above graph has not been adjusted for CDSC charges.

This chart represents historical performance of a hypothetical investment of $10,000 in the International Fund from 4/1/97 to 12/31/04, and represents the reinvestment of dividends and capital gains in the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THESE PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT MMAPRAXIS.COM.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

*    Reflects maximum front-end sales charge of 5.25%.

Class A Share of this Fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception 4/1/97.

(1) The MSCI AC World Free-(ex-U.S.) Index is a widely recognized, unmanaged index composed of a sample of companies representative of the markets of both developed and emerging markets throughout the world, excluding the United States.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

MMA PRAXIS INTERNATIONAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2004

                                                             SHARES      VALUE
                                                            -------   ----------
COMMON STOCKS - 97.8%
AUSTRALIA - 2.7%
AIRLINES - 0.9%
   Qantas Airways Ltd. ..................................   410,056   $1,190,289
                                                                      ----------
INSURANCE - 1.2%
   QBE Insurance Group Ltd. (a) .........................   138,337    1,661,429
                                                                      ----------
MINING - 0.6%
   Newcrest Mining Ltd. .................................    61,426      838,654
                                                                      ----------
                                                                       3,690,372
                                                                      ----------
AUSTRIA - 0.7%
BANKS - 0.7%
   Bank Austria Creditanstalt ...........................    11,294    1,018,996
                                                                      ----------
BELGIUM - 1.1%
PHOTOGRAPHIC PRODUCTS - 0.3%
   AGFA- Gevaert N.V. (a) ...............................    10,426      353,074
                                                                      ----------
SPECIAL PURPOSE ENTITY - 0.8%
   Groupe Bruxelles Lambert S.A .........................    14,972    1,216,773
                                                                      ----------
                                                                       1,569,847
                                                                      ----------
BERMUDA - 1.3%
AGRICULTURAL OPERATIONS - 1.3%
   Bunge Ltd. (a) .......................................    30,712    1,750,891
                                                                      ----------
CANADA - 1.6%
AUCTION HOUSE - 0.4%
   Ritchie Brothers Auctioneers, Inc. (a) ...............    17,663      583,939
                                                                      ----------
DIVERSIFIED OPERATIONS - 1.2%
   Brascan Corp. (a) ....................................    45,550    1,638,448
                                                                      ----------
                                                                       2,222,387
                                                                      ----------
CZECH REPUBLIC - 0.3%
TELECOM SERVICES - 0.3%
   Cesky Telecom A.S ....................................    26,735      440,729
                                                                      ----------
FINLAND - 0.3%
MANUFACTURING-DIVERSIFIED - 0.3%
   Amer Group ...........................................    27,000      470,728
                                                                      ----------
FRANCE - 15.8%
APPAREL MANUFACTURERS - 0.3%
   Hermes International .................................     1,946      387,589
                                                                      ----------
BANKS - 2.7%
   BNP Paribas S.A ......................................    23,103    1,670,701
   Credit Agricole S.A ..................................    70,224    2,115,152
                                                                      ----------
                                                                       3,785,853
                                                                      ----------
BUILDING & CONSTRUCTION - 1.7%
   Compagnie de Saint-Gobain ............................    19,164    1,152,362
   Imerys S.A. (a) ......................................    13,850    1,160,352
                                                                      ----------
                                                                       2,312,714
                                                                      ----------
COMPUTERS - 0.0%
   Bull S.A. (b) ........................................    36,604       24,335
                                                                      ----------
FOOD DIVERSIFIED - 0.4%
   Sodexho Alliance S.A. ................................    18,091      546,375
                                                                      ----------
INSURANCE - 1.6%
   CNP Assurances .......................................    20,428    1,460,628
   Scor (b) .............................................   380,627      717,823
                                                                      ----------
                                                                       2,178,451
                                                                      ----------


62                                             Schedule of portfolio investments

MMA PRAXIS INTERNATIONAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2004

                                                            SHARES      VALUE
                                                           -------   -----------
COMMON STOCKS, CONTINUED
MEDIA - 3.2%
   Vivendi Universal S.A. (b) ..........................   139,499   $ 4,445,873
                                                                     -----------
OFFICE AUTOMATION & EQUIPMENT - 1.7%
   Neopost S.A .........................................    30,279     2,349,853
                                                                     -----------
PUBLISHING - 0.3%
   Pagesjaunes (b) .....................................    17,579       425,731
                                                                     -----------
RETAIL - 0.4%
   Galeries Lafayette S.A. (a) .........................     2,117       542,857
                                                                     -----------
TELECOMMUNICATIONS - 2.3%
   France Telecom S.A ..................................    96,075     3,175,344
                                                                     -----------
TELEVISION - 0.4%
   Societe Television Francaise 1 ......................    15,825       514,224
                                                                     -----------
TIRE & RUBBER - 0.8%
   Michelin ............................................    17,701     1,133,316
                                                                     -----------
                                                                      21,822,515
                                                                     -----------
GERMANY - 6.9%
BANKS - 1.7%
   Deutsche Bank AG ....................................    26,285     2,328,757
                                                                     -----------
ELECTRIC-INTEGRATED - 0.5%
   RWE AG ..............................................    13,636       751,132
                                                                     -----------
INSURANCE - 0.6%
   Allianz AG ..........................................     6,064       799,291
                                                                     -----------
MACHINERY & ENGINEERING - 0.3%
   Linde AG ............................................     6,395       398,337
                                                                     -----------
MACHINERY / PRINT TRADE - 0.7%
   Heidelberger Druckmaschinen (b) .....................    28,299       953,731
                                                                     -----------
PUBLISHING - 0.1%
   Axel Springer AG ....................................     1,482       172,922
                                                                     -----------
TELECOMMUNICATIONS - 2.0%
   Deutsche Telecom AG (b) .............................   120,616     2,723,085
                                                                     -----------
TIRE & RUBBER - 1.0%
   Continental AG ......................................    22,803     1,446,361
                                                                     -----------
                                                                       9,573,616
                                                                     -----------
HONG KONG - 0.7%
DIVERSIFIED FINANCIAL SERVICES - 0.2%
   Guoco Group Ltd. ....................................    29,000       283,560
                                                                     -----------
TELEVISION - 0.5%
   Television Broadcasts Ltd. ..........................   155,000       719,901
                                                                     -----------
                                                                       1,003,461
                                                                     -----------
HUNGARY - 2.4%
BANKS - 0.9%
   OTP Bank Rt. GDR (a) ................................    20,900     1,243,550
                                                                     -----------
OIL COMP-INTERGRATED - 1.5%
   Mol Magyar Olaj-Es Gz-Sp GDR ........................    29,645     2,030,683
                                                                     -----------
                                                                       3,274,233
                                                                     -----------
IRELAND - 2.6%
BANKS - 1.9%
   Anglo Irish Bank Corp. PLC ..........................   106,926     2,586,651
                                                                     -----------
FINANCIAL SERVICES - 0.7%
   Irish Life & Permanent PLC ..........................    51,046       943,975
                                                                     -----------
                                                                       3,530,626
                                                                     -----------

MMA PRAXIS INTERNATIONAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2004

                                                             SHARES      VALUE
                                                            -------   ----------
COMMON STOCKS, CONTINUED
ITALY - 2.6%
ELECTRIC-INTEGRATED - 2.0%
   Enel SpA .............................................   212,085   $2,080,420
   Trena SpA ............................................   258,554      740,179
                                                                      ----------
                                                                       2,820,599
                                                                      ----------
PUBLISHING - 0.2%
   Mondadori (Arnoldo) Editore SpA ......................    22,470      258,830
                                                                      ----------
TELEVISION - 0.2%
   Mediaset SpA .........................................    21,382      270,666
                                                                      ----------
WIRELESS TELECOMMUNICATIONS - 0.2%
   Telecom Italia Mobile SpA (a) ........................    44,593      332,761
                                                                      ----------
                                                                       3,682,856
                                                                      ----------
JAPAN - 19.0%
AUTOMOTIVE - 2.7%
   Hino Motors Ltd. (a) .................................    86,000      638,965
   Toyota Industries Corp. ..............................    36,600      914,777
   Toyota Motor Corp. ...................................    52,100    2,121,132
                                                                      ----------
                                                                       3,674,874
                                                                      ----------
BANKS - 3.4%
   Bank of Yokohama Ltd. ................................   168,000    1,059,585
   Chiba Bank (a) .......................................   169,000    1,130,242
   Mitsubishi Tokyo Financial Group, Inc. ...............       158    1,604,296
   Sumitomo Trust & Banking Co. .........................   126,000      911,555
                                                                      ----------
                                                                       4,705,678
                                                                      ----------
BEVERAGES - 0.1%
   Ito En Ltd. ..........................................     2,600      135,045
                                                                      ----------
CHEMICALS - 0.3%
   Sanyo Chemical Industries Ltd. .......................    27,000      191,643
   Sumitomo Chemical Co., Ltd. ..........................    60,000      294,069
                                                                      ----------
                                                                         485,712
                                                                      ----------
COSMETICS & TOILETRIES - 1.0%
   Uni-Charm Corp. ......................................    27,900    1,337,457
                                                                      ----------
ELECTRONIC & ELECTRICAL - GENERAL - 3.0%
   CANON, Inc. ..........................................    30,000    1,619,721
   Fanuc Ltd. ...........................................     5,500      359,775
   Keyence Corp. ........................................       900      201,748
   Matsushita Electric Industrial Co., Ltd. .............    61,000      968,377
   Nidec Corp. (a) ......................................     5,600      682,880
   Sharp Corp. ..........................................    16,000      261,342
                                                                      ----------
                                                                       4,093,843
                                                                      ----------
FINANCIAL SERVICES - 2.1%
   Nissin Co., Ltd. (a) .................................   292,600      737,035
   Orix Corp. ...........................................    11,200    1,522,128
   Takefuji Corp. (a) ...................................     9,160      619,759
                                                                      ----------
                                                                       2,878,922
                                                                      ----------
INSURANCE - 0.4%
   Mitsui Sumitomo Insurance Co. ........................    64,000      556,114
                                                                      ----------
MACHINERY / PRINT TRADE - 0.2%
   Komori Corp. .........................................    19,000      277,510
                                                                      ----------
MOTION PICTURES & SERVICES - 0.1%
   Toho Co., Ltd. (a) ...................................     8,500      134,357
                                                                      ----------

MMA PRAXIS INTERNATIONAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2004

                                                            SHARES      VALUE
                                                            ------   -----------
COMMON STOCKS, CONTINUED
PHARMACEUTICALS - 2.4%
   Daiichi Pharmaceuticals Co., Ltd. ....................   17,700   $   382,773
   Eisai Co., Ltd. ......................................   35,700     1,174,606
   Taisho Pharmaceutical Co., Ltd. ......................   18,000       391,897
   Yamanouchi Pharmaceuticals Co., Ltd. .................   34,900     1,359,541
                                                                     -----------
                                                                       3,308,817
                                                                     -----------
REAL ESTATE INVESTMENT / MANAGEMENT - 0.5%
   Mitsubishi Estate Co., Ltd. ..........................   64,000       749,817
                                                                     -----------
RETAIL - 1.2%
   Geox SpA (b) .........................................    4,199        32,587
   Marui Co., Ltd. (a) ..................................   55,700       746,111
   Ryohin Keikaku Co., Ltd. .............................    4,100       206,151
   Yamada Denki Co., Ltd. (a) ...........................   16,300       698,628
                                                                     -----------
                                                                       1,683,477
                                                                     -----------
STEEL - PRODUCERS - 0.9%
   JFE Holdings, Inc. ...................................   44,400     1,267,952
                                                                     -----------
TELECOMMUNICATIONS - 0.7%
   Nippon Telegraph & Telephone Corp. ...................      218       979,058
                                                                     -----------
                                                                      26,268,633
                                                                     -----------
MEXICO - 1.8%
BROADCASTING - 0.4%
   Grupo Televisa S.A. ADR ..............................    8,258       499,609
                                                                     -----------
BUILDING PRODUCTS - 0.8%
   Cemex S.A. ADR .......................................   32,659     1,189,441
                                                                     -----------
TELECOMMUNICATIONS - 0.6%
   Telefonos de Mexico S.A. ADR .........................   20,566       788,089
                                                                     -----------
                                                                       2,477,139
                                                                     -----------
MOROCCO - 0.0%
TELECOM SERVICES - 0.0%
   Maroc Telecom (b) ....................................    1,244        14,194
                                                                     -----------
NETHERLANDS - 1.2%
DISTRIBUTION/WHOLESALE - 0.3%
   Buhrmann N.V. ........................................   30,311       294,042
                                                                     -----------
MANUFACTURING - CONSUMER GOODS - 0.9%
   Adidas Salomon AG ....................................    8,053     1,301,941
                                                                     -----------
                                                                       1,595,983
                                                                     -----------
NORWAY - 0.3%
TELECOM SERVICES - 0.3%
   Telenor ASA ..........................................   53,400       483,935
                                                                     -----------
SOUTH KOREA - 0.4%
AUTOMOTIVE - 0.4%
   Hyundai Motor Co., Ltd. GDR (a) ......................   38,529       510,509
                                                                     -----------
SPAIN - 1.1%
BUILDING & CONSTRUCTION - 0.1%
   Fomento De Construc Y Contra .........................    3,157       151,757
                                                                     -----------
UTILITIES - TELECOMMUNICATIONS - 0.5%
   Telefonica S.A. ......................................   37,483       704,856
                                                                     -----------
WATER - 0.5%
   Aguas De Barcelona - Class A (a) .....................   33,669       702,570
                                                                     -----------
                                                                       1,559,183
                                                                     -----------

MMA PRAXIS INTERNATIONAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2004

                                                            SHARES      VALUE
                                                           -------   -----------
COMMON STOCKS, CONTINUED
SWEDEN - 1.2%
AUTOMOTIVE - 1.2%
   Autoliv, Inc. .......................................    35,200   $ 1,684,920
                                                                     -----------
SWITZERLAND - 9.7%
BANKS - 0.6%
   Ubs AG Registered ...................................    10,681       893,598
                                                                     -----------
CHEMICALS - 0.5%
   Lonza Group AG ......................................    13,508       758,543
                                                                     -----------
FOOD PRODUCTS - 1.5%
   Lindt & Spruengli AG ................................       431       611,879
   Nestle S.A. .........................................     5,305     1,384,783
                                                                     -----------
                                                                       1,996,662
                                                                     -----------
INSURANCE - 1.3%
   Baloise Holding Ltd. ................................    10,935       503,718
   Swiss Re ............................................    18,727     1,332,596
                                                                     -----------
                                                                       1,836,314
                                                                     -----------
INVESTMENT COMPANIES - 0.7%
   Pargesa Holding AG ..................................       287     1,007,283
                                                                     -----------
PHARMACEUTICALS - 5.0%
   Novartis AG .........................................    59,974     3,015,276
   Roche Holding AG ....................................    23,938     2,749,394
   Serono S.A. (a) .....................................     1,487       977,242
                                                                     -----------
                                                                       6,741,912
                                                                     -----------
PUBLISHING - 0.1%
   Edipresse S.A. ......................................       245       126,832
                                                                     -----------
                                                                      13,361,144
                                                                     -----------
UNITED KINGDOM - 24.1%
BANKS - 5.7%
   HBOS PLC ............................................    66,751     1,085,944
   HSBC Holdings PLC ...................................   178,743     3,014,199
   Lloyds TSB Group PLC ................................   116,393     1,056,190
   Royal Bank of Scotland Group PLC ....................    81,105     2,726,062
                                                                     -----------
                                                                       7,882,395
                                                                     -----------
CHEMICALS - 1.7%
   Imperial Chemical Industries PLC ....................   515,680     2,384,247
                                                                     -----------
EQUIPMENT LEASING - 0.0%
   Ashtead Group (b) ...................................    16,841        24,942
                                                                     -----------
FINANCIAL SERVICES - 0.3%
   3I Group PLC ........................................    31,838       406,793
                                                                     -----------
MEDICAL PRODUCTS - 2.1%
   Smith & Nephew PLC ..................................   287,890     2,943,796
                                                                     -----------
MINERALS - 1.8%
   Billiton PLC ........................................   209,255     2,450,843
                                                                     -----------
OIL COMP-INTERGRATED - 3.8%
   BP PLC ..............................................   530,681     5,171,914
                                                                     -----------
PHARMACEUTICALS - 1.9%
   GlaxoSmithKline PLC .................................   112,036     2,626,532
                                                                     -----------
REAL ESTATE OPERATORS/DEVELOPERS - 1.0%
   British Land Co., PLC ...............................    82,381     1,416,084
                                                                     -----------

MMA PRAXIS INTERNATIONAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2004

                                                       SHARES OR
                                                       PRINCIPAL
                                                         AMOUNT         VALUE
                                                      -----------   ------------
COMMON STOCKS, CONTINUED
RETAIL - 2.4%
   Boots Group PLC ................................        27,335   $    343,752
   Dixons Group PLC ...............................        23,078         67,297
   Kingfisher PLC .................................       288,941      1,717,016
   Next PLC .......................................        36,878      1,167,361
                                                                    ------------
                                                                       3,295,426
                                                                    ------------
UTILITIES - WATER - 0.9%
   United Utilities PLC (a) .......................       104,630      1,264,593
                                                                    ------------
WIRELESS TELECOMMUNICATIONS - 2.5%
   Vodafone Group PLC .............................     1,301,046      3,525,616
                                                                    ------------
                                                                      33,393,181
                                                                    ------------
TOTAL COMMON STOCKS ...............................                  135,400,078
                                                                    ------------
CORPORATE NOTES - 1.0%
COMMUNITY DEVELOPMENT - 1.0%
DOMESTIC - 1.0%
   MMA Community Development Investment, Inc.,
      1.87%, 1/1/05, (c)+ .........................   $   495,000        495,000
   MMA Community Development Investment, Inc.,
      2.80%, 1/1/05, (c)+ .........................       880,000        880,000
                                                                    ------------
TOTAL CORPORATE NOTES .............................                    1,375,000
                                                                    ------------
SECURITIES HELD AS COLLATERAL FOR
   SECURITIES LENDING (8.6%)
SHORT TERM (8.6%)
      Northern Institutional Liquid
         Asset Portfolio ..........................    11,258,628     11,258,628
      U.S. Treasury Bond, 6.00%, 2/15/06 ..........   $   592,704        592,704
                                                                    ------------
TOTAL SECURITIES HELD AS COLLATERAL
      FOR SECURITIES LENDING ......................                   11,851,332
                                                                    ------------
TOTAL INVESTMENTS (COST $122,794,751) (d)
   - 107.4% .......................................                 $148,626,410
   Liabilities in excess of other assets
       - (7.4)% ...................................                  (10,245,670)
                                                                    ------------
NET ASSETS - 100.0% ...............................                 $138,380,740
                                                                    ============

----------
(a)  All or part of this security was on loan, as of December 31, 2004.

(b)  Represents non-income producing securities.

(c) Represents affiliated restricted security as to resale to investors and is not registered under the Securities Act of 1933. These securities are fair valued and have been deemed illiquid under guidelines established by the Board of Trustees.

(d) Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from market value by net unrealized appreciation of securities as follows:

     Unrealized appreciation .....................................   $26,112,766
     Unrealized depreciation .....................................      (281,107)
                                                                     -----------
     Net unrealized appreciation .................................   $25,831,659
                                                                     ===========

+ Variable rate security. Rates presented are the rates in effect at December 31, 2004. Date presented reflects next rate change date.

ADR  - American Depository Receipt

GDR  - Global Depository Receipt

PLC  - Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.

MMA PRAXIS INTERNATIONAL FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

ASSETS:
Investments, at value (cost $109,568,419)* .....................   $135,400,078
Investment in affiliates, at value (cost $1,375,000) ...........      1,375,000
Investments held as collateral for securities loaned, at
   value (cost $11,851,332) ....................................     11,851,332
                                                                   ------------
      Total Investments ........................................    148,626,410
                                                                   ------------
Cash ...........................................................      2,986,855
Foreign currency, at value (cost $121) .........................            122
Interest and dividends receivable ..............................        202,531
Receivable for capital shares issued ...........................        386,855
Tax reclaim receivable .........................................         72,040
Prepaid expenses ...............................................         15,957
                                                                   ------------
      Total Assets .............................................    152,290,770
                                                                   ------------
LIABILITIES:
Payable for securities loaned ..................................     11,851,332
Payable for capital shares redeemed ............................      1,787,612
Accrued expenses and other payables:
   Investment advisory fees ....................................        111,555
   Administration fees .........................................         23,092
   Distribution fees ...........................................         38,819
   Shareholder servicing fees ..................................         14,532
   Other .......................................................         83,088
                                                                   ------------
      Total Liabilities ........................................     13,910,030
                                                                   ------------
NET ASSETS:
Capital ........................................................    148,642,704
Distributions in excess of net investment income ...............       (290,960)
Accumulated net realized losses from investments and foreign
   currency transactions .......................................    (35,813,854)
Unrealized appreciation from investments and translation of
   assets and liabilities in foreign currencies ................     25,842,850
                                                                   ------------
      Net Assets ...............................................   $138,380,740
                                                                   ============

Net Assets
   Class A .....................................................   $114,293,656
   Class B .....................................................     24,087,084
                                                                   ------------
      Total ....................................................   $138,380,740
                                                                   ============

Shares outstanding

   (unlimited number of shares authorized with $.01 par value)
   Class A .....................................................     10,603,052
   Class B .....................................................      2,268,404
                                                                   ------------
      Total ....................................................     12,871,456
                                                                   ============
Net asset value

   Class A - Redemption Price Per Share ........................   $      10.78
                                                                   ============
   Class A - Maximum Sales Charge ..............................           5.25%
                                                                   ============
   Class A - Maximum Offering Price Per Share
      (100%/(100%-Maximum Sales Charge) of
      net asset value adjusted to the nearest cent) ............   $      11.38
                                                                   ============
   Class B - offering price per share** ........................   $      10.62
                                                                   ============

----------
*    Includes securities on loan, $11,429,995.

** Redemption price per share (Class B) varies by length of time shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.


68                                           Statement of assets and liabilities

MMA PRAXIS INTERNATIONAL FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME:
Dividend ........................................................   $ 2,392,589
Foreign tax withholding .........................................      (245,129)
Income from securities lending ..................................        24,783
Interest from affiliates ........................................        28,696
                                                                    -----------
   Total Investment Income ......................................     2,200,939
                                                                    -----------
EXPENSES:
Investment advisory fees ........................................     1,108,966
Administration fees .............................................       387,428
Distribution fees-Class A .......................................       253,452
Distribution fees-Class B .......................................       163,779
Shareholder servicing fees-Class A ..............................       253,452
Shareholder servicing fees-Class B ..............................        54,593
Custodian fees ..................................................       106,848
Accounting fees .................................................        20,833
Trustees' fees and expenses .....................................        15,449
Transfer agent fees .............................................        14,494
Other expenses ..................................................       203,282
                                                                    -----------
      Total expenses before reductions/reimbursements ...........     2,582,576
   Expenses reimbursed by Investment Advisor ....................      (227,962)
   Expenses reduced by Distributor ..............................      (152,073)
   Expenses reduced by Custodian ................................       (41,780)
   Expenses offset by small account fees ........................       (14,494)
                                                                    -----------
      Net Expenses ..............................................     2,146,267
                                                                    -----------

Net Investment Income ...........................................        54,672
                                                                    -----------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
Net realized gains from investment and foreign currency
   transactions .................................................        84,921
Change in unrealized appreciation/depreciation from investments and translation of assets and liabilities in foreign
   currencies ...................................................    17,646,871
                                                                    -----------
Net realized/unrealized gains on investments ....................    17,731,792
                                                                    -----------
Change in net assets resulting from operations ..................   $17,786,464
                                                                    ===========

SEE NOTES TO FINANCIAL STATEMENTS.


Statement of Operations                                                       69

MMA PRAXIS INTERNATIONAL FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                            Year Ended     Year Ended
                                                                           December 31,   December 31,
                                                                               2004           2003
                                                                           ------------   ------------
From Investment Activities:
Operations:
Net investment income ..................................................   $     54,672   $    355,030
Net realized gains from investment and foreign currency transactions ...         84,921      7,333,756
Change in unrealized appreciation/depreciation from investments and
   translation of assets and liabilities in foreign currencies .........     17,646,871     17,699,507
                                                                           ------------   ------------
Change in net assets resulting from operations .........................     17,786,464     25,388,293
                                                                           ------------   ------------
Distributions to Class A Shareholders:
Class A
   From net investment income ..........................................       (321,650)      (578,048)

Distributions to Class B Shareholders:
   From net investment income ..........................................           (110)       (86,593)
                                                                           ------------   ------------
Change in net assets from distributions to shareholders ................       (321,760)      (664,641)
                                                                           ------------   ------------

Change in net assets from capital transactions .........................      2,052,238      7,542,829
                                                                           ------------   ------------
Change in net assets ...................................................     19,516,942     32,266,481

Net Assets:
   Beginning of year ...................................................    118,863,798     86,597,317
                                                                           ------------   ------------
   End of year .........................................................   $138,380,740   $118,863,798
                                                                           ============   ============

Distributions in excess of net investment income .......................   $   (290,960)  $    (21,371)

SEE NOTES TO FINANCIAL STATEMENTS.


70                                           Statements of changes in net assets

MMA PRAXIS INTERNATIONAL FUND
FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period indicated.

                                                                              Class A Shares
                                                  ------------------------------------------------------------------------
                                                   Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                                  December 31,   December 31,   December 31,   December 31,   December 31,
                                                      2004           2003           2002           2001           2000
                                                  ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period ..........     $   9.43       $  7.45        $  9.28        $ 12.53        $ 18.19
                                                    --------       -------        -------        -------        -------
Investment Activities:
   Net investment income ......................         0.01          0.04           0.01           0.04           0.42
   Net realized and unrealized gains (losses)
      from investments ........................         1.37          2.00          (1.79)         (3.23)         (4.04)
                                                    --------       -------        -------        -------        -------
   Total from Investment Activities ...........         1.38          2.04          (1.78)         (3.19)         (3.62)
                                                    --------       -------        -------        -------        -------
Distributions:
   Net investment income ......................        (0.03)        (0.06)         (0.03)         (0.06)         (0.32)
   Net realized gains .........................           --            --             --             --          (1.68)
   Return of capital ..........................           --            --          (0.02)            --          (0.04)
                                                    --------       -------        -------        -------        -------
   Total Distributions ........................        (0.03)        (0.06)         (0.05)         (0.06)         (2.04)
                                                    --------       -------        -------        -------        -------
Net Asset Value, End of Period ................     $  10.78       $  9.43        $  7.45        $  9.28        $ 12.53
                                                    ========       =======        =======        =======        =======
Total Return (excludes sales charge) ..........        14.68%        27.53%        (19.29%)       (25.42%)       (20.23%)

Ratios/Supplemental Data:
   Net Assets at end of period (000) ..........     $115,687       $97,396        $68,989        $71,043        $30,970
   Ratio of expenses to average net assets ....         1.63%         1.50%          1.45%          1.45%          1.45%
   Ratio of net investment income to average
      net assets ..............................         0.16%         0.49%          0.11%          0.11%          1.99%
   Ratio of expenses to average net assets* ...         2.01%         2.14%          2.24%          2.16%          2.25%
   Portfolio turnover (a) .....................        81.85%       145.51%         76.38%         61.33%         48.31%

----------
* During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reduction had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

SEE NOTES TO FINANCIAL STATEMENTS.


Financial highlights                                                          71

MMA PRAXIS INTERNATIONAL FUND
FINANCIAL HIGHLIGHTS, CONTINUED

For a share outstanding throughout the period indicated.

                                                                               Class B Shares
                                                  ------------------------------------------------------------------------
                                                   Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                                  December 31,   December 31,   December 31,   December 31,   December 31,
                                                      2004           2003           2002           2001           2000
                                                  ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period ..........     $  9.32        $  7.39        $  9.23        $ 12.51        $ 18.21
                                                    -------        -------        -------        -------        -------
Investment Activities:
   Net investment income (loss) ...............       (0.05)         (0.01)         (0.04)         (0.04)          0.31
   Net realized and unrealized gains (losses)
      from investments ........................        1.35           1.98          (1.78)         (3.20)         (4.01)
                                                    -------        -------        -------        -------        -------
   Total from Investment Activities ...........        1.30           1.97          (1.82)         (3.24)         (3.70)
                                                    -------        -------        -------        -------        -------
Distributions:
   Net investment income ......................          --(a)       (0.04)            --          (0.04)         (0.28)
   Net realized gains .........................          --             --             --             --          (1.68)
   Return of capital ..........................          --             --          (0.02)            --          (0.04)
                                                    -------        -------        -------        -------        -------
   Total Distributions ........................          --          (0.04)         (0.02)         (0.04)         (2.00)
                                                    -------        -------        -------        -------        -------
Net Asset Value, End of Period ................     $ 10.62        $  9.32        $  7.39        $  9.23        $ 12.51
                                                    =======        =======        =======        =======        =======
Total Return (excludes redemption charge) .....       13.95%         26.73%        (19.73%)       (25.92%)       (20.64%)

Ratios/Supplemental Data:
Net Assets at end of period (000) .............     $24,094        $21,468        $17,608        $22,364        $30,317
Ratio of expenses to average net assets .......        2.28%          2.15%          2.00%          2.00%          2.00%
Ratio of net investment income to average
      net assets ..............................       (0.49%)        (0.15%)        (0.44%)        (0.44%)         1.73%
Ratio of expenses to average net assets* ......        2.51%          2.63%          2.74%          2.65%          2.74%
Portfolio turnover (b) ........................       81.85%        145.51%         76.38%         61.33%         48.31%

----------
* During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reduction had not occurred, the ratios would have been as indicated.

(a)  Distribution per share was less than $0.005.

(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

SEE NOTES TO FINANCIAL STATEMENTS.

MMA PRAXIS MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004

1. ORGANIZATION:

The MMA Praxis Mutual Funds (the "Trust") is an open-end management investment company established as a Delaware business trust under a Declaration of Trust dated September 27, 1993, as amended and restated December 1, 1993, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently consists of the MMA Praxis Intermediate Income Fund, the MMA Praxis Core Stock Fund, the MMA Praxis Value Index Fund, and the MMA Praxis International Fund (individually a "Fund", collectively "the Funds"). Also known as the Intermediate Income fund, Core Stock Fund, International Fund, and Value Index Fund.

The Funds offer two classes of shares, Class A and Class B. Each class of shares in the Fund has identical rights and privileges except with respect to fees paid under the distribution and shareholder serving agreements, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide general indemnification. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against a Fund. However, based on the experience, the Trust expects the risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

Securities are valued at market values determined on the basis of the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in investment companies are valued at their respective net asset values as reported by such companies. The differences between the cost and market values of investments are reflected as either unrealized appreciation or depreciation. The Funds use various independent pricing services to value most of their investments.

The Adviser may use a pricing service to value certain portfolio securities when the prices provided are believed to reflect the fair market value of such securities. A pricing service would normally consider such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations of normal institutional trading units of debt securities and would not rely exclusively on quoted prices. When fair valuing foreign securities held by the International Fund, certain pricing services may use computerized pricing models to systematically calculate adjustments to foreign security close prices based on the latest market movements. Such pricing models utilize market data that has been obtained between the local market close and the NYSE close to compute adjustments to foreign security close prices. The methods used by the pricing service and the


Notes to financial statements                                                 73

MMA PRAXIS MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

valuations so established will be reviewed by the Adviser under general supervision of the Funds' Board of Trustees. Several pricing services are available, one or more of which may be used by the Adviser from time to time.

Securities Transactions and Related Income:

Security transactions are accounted for on the trade date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Income and realized and unrealized gains and losses on investments are allocated to each class of shares based upon relative net assets or other appropriate basis.

Risk Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include adverse future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments on their capital markets by foreign entities, including restriction on investment in issuers or industries deemed sensitive to the relevant nation's interests. These factors may limit the investment opportunities available or result in lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Foreign Currency Translation:

The market value of investment securities, other assets and liabilities of the Intermediate Fund, the Value Index Fund and the International Fund denominated in foreign currencies are translated into U.S. dollars at the current exchange rate at the close of each business day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars based at the exchange rate on the date of the transaction.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized/unrealized gain (loss) from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities including investments in securities at fiscal year end, resulting from changes in the exchange rate.

MMA PRAXIS MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

Forward Foreign Currency Contracts:

The International Fund may enter into forward foreign currency exchange contracts for the purchase or sale of specific foreign currencies at a fixed price on a future date. Risks may arise upon entering these contracts for the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The International Fund will enter into forward contracts as a hedge against specific transactions or portfolio positions to protect against adverse currency movements. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date, at which time the International Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Funds held no open forward foreign currency contracts as of December 31, 2004.

Futures Contracts:

The Funds may invest in futures contracts (stock or bond index futures contracts or interest rate futures) to hedge or manage risks associated with a Funds' securities investments. To enter into a futures contract, an amount of cash and cash equivalents, equal to the market value of the futures contracts, is deposited in a segregated account with the Company's Custodian and/or in a margin account with a broker to collateralize the position and thereby ensure that the use of such futures is unleveraged. Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it would be disadvantageous to do so. In addition, a Fund might be required to make delivery of the instruments to underlying futures contracts it holds. The inability to close the futures position also could have an adverse impact on a Fund's ability to hedge or manage risks effectively.

Successful use of futures by a Fund is also subject to the Adviser's ability to predict movements correctly in the direction of the market. There is an imperfect correlation between movements in the price of the future and the movements in the price of the future and movements in the price of the securities that are the subject of the hedge. In addition, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the pervious day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond the limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the

MMA PRAXIS MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Swap Agreements:

The funds may enter into event linked swaps, including credit default swaps. The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on specific names or a basket of names. The transactions are documented through swap documents. A "buyer" of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The "seller" of credit protection receives a premium and agrees to assume the credit risk of an issuer upon the occurrence of certain events.

Restricted Securities:

Investments in restricted securities are valued by the Board of Trustees or valued pursuant to valuation procedures approved by the Board of Trustees (the "Valuation Procedures"). The Valuation Procedures contemplate the Board's delegation of the implementation of the Valuation Procedures to the Funds' adviser. In valuing restricted securities under the Valuation Procedures, the Funds' adviser will consider (but is not limited to) certain specific and general factors enumerated in the Valuation Procedures. The Valuation Procedures require that the Funds' adviser report to the Board at each of its regular quarterly meetings regarding valuation of restricted securities and actions taken in connection with the Valuation Procedures.

Securities Lending:

In order to generate additional income, each Fund may, from time to time, subject to its investment objectives and policies, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities pursuant to agreements requiring that the loans be secured by collateral equal in value to 100% of the value of the securities loaned. Collateral for loans of portfolio securities must consist of: (1) cash in U.S. dollars, (2) obligations issued or guaranteed by the U.S. Treasury or by any agency or instrumentality of the U.S. Government, or (3) irrevocable, non-transferable, stand-by letters of credit issued by banks domiciled or doing business within the U.S. and meeting certain credit requirements at the time of issuance. This collateral will be valued daily by the Funds' adviser. Should the market value of the loaned securities increase, the borrower is required to furnish additional collateral to that Fund.

During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest received on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have a right to vote on securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. While the lending of securities may subject a Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default or enter into bankruptcy, each Fund will have the contract right to retain the collateral described above.

MMA PRAXIS MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

The Northern Trust Company serves as the Securities Lending Agent. For providing this service, the Securities Lending Agent retains 40% of the securities lending income. The securities lending income is shown net of fees on the Statement of Operations. For the year ended December 31, 2004, the Funds had securities on loan as follows:

                             Fee Paid to       Market     Market Value
                           Northern Trust     Value of      of Loaned
                              Company        Collateral    Securities
                           --------------   -----------   ------------
Intermediate Income Fund       $ 7,944      $36,778,550    $36,324,196
Core Stock Fund                    462          398,264        388,036
Value Index Fund                 1,166          941,457        917,647
International Fund              16,517       11,851,332     11,429,995

Community Development Investments:

Consistent with the investment criteria for socially responsible investing, the Board of Trustees of the Fund has authorized the Funds to make certain types of community development investments. In connection with the community development investments, the Funds have received from the Securities and Exchange Commission an exemptive order that would permit each of the Funds to invest a limited portion of their respective net assets in securities issued by an affiliate of MMA Capital Management (the "Adviser"), MMA Community Development Investments, Inc. ("MMA-CDI"). MMA-CDI is a not-for-profit corporation that was organized specifically to promote community development investing and it seeks to fund its efforts primarily through the sale to investors of interests in certain investment pools that it has established (the "CDI-Notes"). Assets raised through offerings of CDI-Notes are then invested directly in non-profit and not-for-profit community development organizations. Each Fund, in accordance with guidelines established by the Board of Trustees, would be permitted to invest up to 3% of its net assets in CDI-Notes. CDI-Notes have certain specific risk factors associated with them. These types of investments offer a rate of return below the prevailing market rate at acquisition and are considered illiquid, unrated and below-investment grade. They also involve a greater risk of default or price decline than investment-grade securities. However, these investments have been determined by the Board of Trustees as being a beneficial way to carry out each Fund's goals for stewardship investing at the community level. In addition, these investments are priced in accordance with procedures approved by the Board of Trustees.

Dividends and Distributions:

Dividends from net investment income are declared and paid monthly for the Intermediate Income Fund. Dividends from net investment income are declared and paid semi-annually for the Core Stock Fund, the Value Index Fund, and the International Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

MMA PRAXIS MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

The character of dividends paid to shareholders for Federal income tax purposes during the fiscal year ended December 31, 2004 was as follows:

                               DIVIDENDS PAID FROM
                           --------------------------
                            ORDINARY    NET LONG TERM   TOTAL TAXABLE   TAX EXEMPT   TAX RETURN OF        TOTAL
                             INCOME     CAPITAL GAINS     DIVIDENDS      DIVIDENDS      CAPITAL      DIVIDENDS PAID
                           ----------   -------------   -------------   ----------   -------------   --------------
Intermediate Income Fund   $6,436,287        $--          $6,436,287        $--           $--          $6,436,287
Core Stock Fund             1,194,688         --           1,194,688         --            --           1,194,688
Value Index Fund              497,782         --             497,782         --            --             497,782
International Fund            321,760         --             321,760         --            --             321,760

The character of dividends paid to shareholders during the fiscal year ended December 31, 2003 was as follows:

                               DIVIDENDS PAID FROM
                           --------------------------
                            ORDINARY    NET LONG TERM   TOTAL TAXABLE   TAX EXEMPT   TAX RETURN OF        TOTAL
                             INCOME     CAPITAL GAINS     DIVIDENDS      DIVIDENDS      CAPITAL      DIVIDENDS PAID
                           ----------   -------------   -------------   ----------   -------------   --------------
Intermediate Income Fund   $3,193,291        $--          $3,193,291        $--         $    --        $3,193,291
Core Stock Fund                    --         --                  --         --          11,026            11,026
Value Index Fund              331,988         --             331,988         --           7,581           339,569
International Fund            664,641         --             664,641         --              --           664,641

As of December 31, 2004 the components of accumulated earnings on a tax basis was as follows:

                           UNDISTRIBUTED   UNDISTRIBUTED   UNDISTRIBUTED
                             TAX EXEMPT       ORDINARY       LONG-TERM     ACCUMULATED
                               INCOME          INCOME      CAPITAL GAINS     EARNINGS
                           -------------   -------------   -------------   -----------
Intermediate Income Fund        $--           $23,282           $--          $23,282
Core Stock Fund                  --               681            --              681
Value Index Fund                 --                --            --               --
International Fund               --            67,240            --           67,240

                                                                          TOTAL
                                        ACCUMULATED     UNREALIZED     ACCUMULATED
                           DIVIDENDS    CAPITAL AND   APPRECIATION/     EARNINGS/
                            PAYABLE    OTHER LOSSES   DEPRECIATION      (DEFICIT)
                           ---------   ------------   -------------   ------------
Intermediate Income Fund      $--      $ (1,873,751)   $ 4,752,149    $  2,901,680
Core Stock Fund                --       (22,302,037)    30,174,517       7,873,161
Value Index Fund               --        (1,288,442)     5,628,724       4,340,282
International Fund             --       (35,631,635)    25,302,431     (10,261,964)

As of December 31, 2003 the components of accumulated earnings on a tax basis was as follows:

                           UNDISTRIBUTED   UNDISTRIBUTED   UNDISTRIBUTED
                             TAX EXEMPT       ORDINARY       LONG-TERM     ACCUMULATED
                               INCOME          INCOME      CAPITAL GAINS     EARNINGS
                           -------------   -------------   -------------   -----------
Intermediate Income Fund        $--           $19,473           $--           $19,473
Core Stock Fund                  --                --            --                --
Value Index Fund                 --                --            --                --
International Fund               --                --            --                --

                                                                          TOTAL
                                        ACCUMULATED     UNREALIZED     ACCUMULATED
                           DIVIDENDS    CAPITAL AND   APPRECIATION/     EARNINGS/
                            PAYABLE    OTHER LOSSES   DEPRECIATION      (DEFICIT)
                           ---------   ------------   -------------   ------------
Intermediate Income Fund      $--      $ (1,716,318)    $2,508,476    $    811,631
Core Stock Fund                --       (23,049,674)     9,390,428     (13,659,246)
Value Index Fund               --        (1,965,594)     2,066,379         100,785
International Fund             --       (35,848,560)     8,121,892     (27,726,668)

Federal Income Taxes:

It is each Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of Subchapter M of the Internal Revenue Code and to distribute timely, all of its net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments at various rates. Where available, the International Fund will file for claims on foreign taxes withheld.

In-Kind Purchases:

The Funds received payment for shareholder purchases in securities rather than cash, known as "purchases in kind" in accordance with the application pursuant to Section 17(b) of the Investment Company Act of 1940 for an order exempting the transaction from Section 17(a) of the Act. During the year ended December 31, 2004, the Intermediate Income Fund and the Core

MMA PRAXIS MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

Stock Fund received securities valued at $171,836,168 and $130,229,953, respectively, for in-kind purchases, from the Mennonite Foundation, Inc. and Mennonite Retirement Trust, related parties to the Funds.

Other:

Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Trust are prorated to each Fund on the basis of relative net assets or another reasonable basis. Expenses specific to a class are charged directly to that class.

Small account fees charged to individual shareholders, where applicable, are used to offset Fund expenses. For the year ended December 31, 2004, small account fees for the fiscal years ended December 31, 2002 and 2003 were utilized to reduce Fund expenses. The reductions were $5,170, $21,560, $2,373 and $14,494 for the Intermediate Income Fund, the Core Stock Fund, the Value Index Fund and the International Fund, respectively.

Each Fund maintains a cash balance with its custodian and receives a reduction of their custody fees and expenses for the amounts of interest earned on such uninvested cash balance. For financial reporting purposes for the year ended December 31, 2004, custodian fees and expenses paid by third parties were $9,358, $10,398, $1,603 and $41,780 for the Intermediate Income Fund, the Core Stock Fund, the Value Index Fund and the International Fund, respectively. There was no effect on net investment income. The Funds could have invested such cash amounts in an income producing asset if they had not agreed to a reduction of fees or expenses under the expense offset arrangement with their custodian.

The Funds will charge a redemption fee of 2.00% of the total redemption amount if you sell or exchange your shares after holding them for less than 30 days subject to certain exceptions and limitations described in the prospectus.

3. PURCHASES AND SALES OF SECURITIES:

Purchases and sales of securities (excluding short-term debt securities having maturities one year or less) for the year ended December 31, 2004 were as follows:

                             Purchases       Sales
                           ------------   -----------
Intermediate Income Fund   $225,573,862   $50,008,289
Core Stock Fund             150,687,240    22,817,453
Value Index Fund             16,357,036     9,090,828
International Fund          100,550,071    97,175,831

4. RELATED PARTY TRANSACTIONS:

Menno Insurance Service, Inc. d/b/a MMA Capital Management, (the "Adviser") (a separate corporate entity controlled by Mennonite Mutual Aid, Inc.), provides investment advisory services to the Funds. Under the terms of the investment advisory agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows; 0.50% for the Intermediate Income Fund, 0.74% for the Core Stock; 0.30% for the Value Index Fund and 0.90% for the International Fund. Evergreen Investment Management Company, LLC, serves as the sub-adviser to the International Fund. The Adviser entered into an expense limitation agreement until April 30, 2005 pursuant to which the Adviser agreed to waive fees and/or reimburse expenses to the extent necessary in order to limit the total annual fund operating expenses. Each Fund has

MMA PRAXIS MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to this expense limitation agreement provided that such repayment does not cause the total annual fund operating expenses (excluding brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, legal fees, costs relating to such services and extraordinary expenses) of Class A and Class B of each Fund to exceed 0.85% and 1.30% for the Intermediate Income Fund, 1.25% and 1.90% for the Core Stock Fund, 0.95% and 1.50% for the Value Index Fund, and 1.50% and 2.15% for the International Fund. For the year ended December 31, 2004, the Adviser reimbursed the Intermediate Income Fund, Core Stock Fund and International Fund in the amounts of $365,525, $446,557 and $227,962, respectively. For the year ended December 31, 2004, the Value Index Fund repaid the Adviser in the amounts of $69,143 and $2,855 for fees waived for the years ended December 31, 2001 and 2002, respectively.

As of December 31, 2004 the Funds had the following amounts (and year of expiration) subject to repayment to the Adviser.

FUND                       FEES WAIVED   REPAYMENT EXPIRES   BALANCE
----                       -----------   -----------------   -------
Intermediate Income Fund       2002             2005         429,721
                               2003             2006         384,992
                               2004             2007         365,525

Core Stock Fund                2002             2005         812,123
                               2003             2006         549,482
                               2004             2007         446,557

Value Index Fund               2002             2005         104,291
                               2003             2006          65,343
                               2004             2007              --

International Fund             2002             2005         528,365
                               2003             2006         428,062
                               2004             2007         227,962

BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio limited partnership, serves the Funds as Administrator. Under the terms of the agreement effective July 1, 2003, BISYS receives fees for administration, transfer agent, and fund accounting services computed daily at an annual rate of each Fund's average daily net assets. The fees for the Intermediate Income Fund, Core Stock Fund, Value Index Fund and International Fund are .30%, .35%, .30%, and .40%, respectively.

Pursuant to a Distribution Agreement between the Trust and BISYS, BISYS serves as the Funds' distributor ("Distributor"). Under a distribution (12b-1) plan adopted by the Trust, each Fund pays the Distributor, an aggregate fee not to exceed on an annual basis 0.50% of the average daily net assets of such Fund's Class A Shares. The Distributor may use up to 0.25% of the 12b-1 fee for shareholder servicing and up to 0.25% for distribution. Each Fund pays BISYS an aggregate fee not to exceed on an annual basis 1.00% of the average daily net assets of such Fund's Class B Shares. The Distributor may incur 0.25% of the 12b-1 fee for shareholder servicing and up to 0.75% for distribution.

For the year ended December 31, 2004, the Distributor received approximately $833,675 from commissions earned on sales of Class A shares and on redemption of Class B shares of the

MMA PRAXIS MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

Funds, all of which the Distributor reallowed to dealers of the Funds' shares. Of the commissions reallowed, $30,510 went to affiliated dealers.

The Funds have contracted with BISYS to provide certain compliance services on behalf of the Funds. Subject to the direction and control of the Trustees, BISYS has developed and assisted in implementing a compliance program on behalf of the Funds and provides the Chief Compliance Officer to the Funds.

Certain officers of the Trust are affiliated with BISYS and/or the Adviser. Such officers are not paid any fees directly by the Funds for serving as officers of the Trust.

BISYS is a subsidiary of The BISYS Group, Inc.

5. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Funds are summarized below:

                                     Intermediate Income Fund          Core Stock Fund
                                   ---------------------------   ---------------------------
                                    Year Ended     Year Ended     Year Ended     Year Ended
                                   December 31,   December 31,   December 31,   December 31,
                                       2004           2003           2004           2003
                                   ------------   ------------   ------------   ------------
Capital Transactions:
Class A Shares:
   Proceeds from shares issued     $ 33,778,593   $10,952,297    $ 32,039,777   $ 14,069,287
   Proceeds from transfer
      in kind                       171,836,168            --     130,229,953             --
   Dividends reinvested               3,495,431       611,731         856,911          9,990
   Cost of shares redeemed          (20,142,179)   (4,423,230)    (14,459,512)    (4,070,014)
                                   ------------   -----------    ------------   ------------
      Class A Share Transactions   $188,968,013   $ 7,140,798    $148,667,129   $ 10,009,263
                                   ------------   -----------    ------------   ------------
Class B Shares:
   Proceeds from shares issued     $  4,491,607   $ 8,278,823    $  7,562,743   $  8,808,071
   Dividends reinvested               1,653,704     1,347,346         197,483             --
   Cost of shares redeemed          (10,605,069)   (6,643,459)    (21,134,424)   (12,603,652)
                                   ------------   -----------    ------------   ------------
      Class B Share Transactions   $ (4,459,758)  $ 2,982,710    $(13,374,198)  $ (3,795,581)
                                   ------------   -----------    ------------   ------------
Net increase (decrease)
   from capital transactions       $184,508,255   $10,123,508    $135,292,931   $  6,213,682
                                   ============   ===========    ============   ============
Share Transactions:
Class A Shares:
   Issued                             3,394,143     1,087,566       2,398,766      1,206,812
   Issued from transfer
      in kind                        17,501,087            --      10,008,066             --
   Reinvested                           351,392        60,851          61,252            856
   Redeemed                          (2,023,466)     (440,869)     (1,080,862)      (350,688)
                                   ------------   -----------    ------------   ------------
      Change in Class A Shares       19,223,156       707,548      11,387,222        856,980
                                   ------------   -----------    ------------   ------------
Class B Shares:
   Issued                               451,560       824,384         584,909        781,338
   Reinvested                           167,265       134,459          14,596             --
   Redeemed                          (1,067,030)     (661,417)     (1,634,687)    (1,121,916)
                                   ------------   -----------    ------------   ------------
      Change in Class B Shares         (448,205)      297,426      (1,035,182)      (340,578)
                                   ------------   -----------    ------------   ------------
Net increase (decrease)
   from share transactions           18,774,951     1,004,974      10,352,040        516,402
                                   ============   ===========    ============   ============

                                         Value Index Fund             International Fund
                                   ---------------------------   ---------------------------
                                    Year Ended     Year Ended     Year Ended     Year Ended
                                   December 31,   December 31,   December 31,   December 31,
                                       2004           2003           2004           2003
                                   ------------   ------------   ------------   ------------
Capital Transactions:
Class A Shares:
   Proceeds from shares issued     $ 7,063,609    $ 6,414,811    $ 14,958,246   $ 21,176,906
   Proceeds from transfer
      in kind                               --             --              --             --
   Dividends reinvested                501,696        191,949         279,065        535,584
   Cost of shares redeemed          (2,793,313)    (1,126,306)    (12,844,688)   (13,608,670)
                                   -----------    -----------    ------------   ------------
      Class A Share Transactions   $ 4,771,992    $ 5,480,454    $  2,392,623   $  8,103,820
                                   -----------    -----------    ------------   ------------
Class B Shares:
   Proceeds from shares issued     $ 3,039,809    $ 1,813,980    $  2,078,255   $  1,893,805
   Dividends reinvested                 92,926         23,510             110         83,554
   Cost of shares redeemed            (442,233)      (515,073)     (2,418,750)    (2,538,351)
                                   -----------    -----------    ------------   ------------
      Class B Share Transactions   $ 2,690,502    $ 1,322,417    $   (340,385)  $   (560,992)
                                   -----------    -----------    ------------   ------------
Net increase (decrease)
   from capital transactions       $ 7,462,494    $ 6,802,871    $  2,052,238   $  7,542,828
                                   ===========    ===========    ============   ============
Share Transactions:
Class A Shares:
   Issued                              793,952        864,340       1,558,892      2,788,473
   Issued from transfer
      in kind                               --             --              --             --
   Reinvested                           55,434         26,832          29,594         69,019
   Redeemed                           (311,876)      (150,954)     (1,318,678)    (1,782,233)
                                   -----------    -----------    ------------   ------------
      Change in Class A Shares         537,510        740,218         269,808      1,075,259
                                   -----------    -----------    ------------   ------------
Class B Shares:
   Issued                              342,824        238,705         218,069        239,190
   Reinvested                           10,239          3,287               9         10,851
   Redeemed                            (49,880)       (68,786)       (253,891)      (327,162)
                                   -----------    -----------    ------------   ------------
      Change in Class B Shares         303,183        173,206         (35,813)       (77,121)
                                   -----------    -----------    ------------   ------------
Net increase (decrease)
   from share transactions             840,693        913,424         233,995        998,138
                                   ===========    ===========    ============   ============

MMA PRAXIS MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

6. FEDERAL INCOME TAX INFORMATION

Capital Loss Carryforward:

At December 31, 2004 the following Funds had net capital loss carryforwards to offset future net capital gains, if any:

                              Amount     Expires
                           -----------   -------
Intermediate Income Fund   $   509,850     2008
Intermediate Income Fund       532,675     2009
Intermediate Income Fund       673,793     2010
Intermediate Income Fund       157,433     2012
Core Stock Fund*                11,838     2008
Core Stock Fund*            14,066,596     2010
Core Stock Fund*             8,049,290     2011
Value Index Fund             1,288,442     2011
International Fund           8,735,509     2008
International Fund          26,896,126     2010

Capital Loss Utilization:

During the year, the following Funds utilized a capital loss carryforward:

Core Stock Fund .....................................................   $528,749
Value Index Fund ....................................................    677,152
International Fund ..................................................    216,925

* Capital losses may be subject to limitations due to an ownership change during the fiscal year ending December 31, 2004.

7. OTHER FEDERAL INCOME TAX INFORMATION

For the fiscal year ended December 31, 2004, dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a rate of 15%. Completed information will be reported in conjunction with the 2004 Form 1099-DIV.

Post October Loss Deferral:

Capital losses incurred after October 31, within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund has incurred and will elect to defer such capital losses as follows.

                                                     Post-October Capital Losses
                                                     ---------------------------
Core Stock Fund ..................................            $174,313

Dividends received deduction (unaudited):
Core Stock Fund ..................................                 100%
Value Index Fund .................................                 100%

MMA PRAXIS MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

8. ADDITIONAL INFORMATION (UNAUDITED)

Expense Comparison:

As a shareholder of the MMA Praxis Mutual Funds, you incur two types of costs:
(1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; redemption fees; and exchange fees; (2) ongoing costs, including management fees; distribution [and/or service] 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the MMA Praxis Mutual Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 through December 31, 2004.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                       BEGINNING         ENDING         EXPENSE PAID       EXPENSE RATIO
                                     ACCOUNT VALUE   ACCOUNT VALUE     DURING PERIOD*     DURING PERIOD**
                                         7/1/04         12/31/04     7/1/04 - 12/31/04   7/1/04 - 12/31/04
                                     -------------   -------------   -----------------   -----------------
Intermediate Income Fund   Class A     $1,000.00       $1,037.40           $ 4.76              0.93%
                           Class B      1,000.00        1,035.10             7.42              1.45%

Core Stock Fund            Class A      1,000.00        1,037.50             6.86              1.34%
                           Class B      1,000.00        1,033.70            10.58              2.07%

Value Index Fund           Class A      1,000.00        1,104.10             5.92              1.12%
                           Class B      1,000.00        1,100.60             8.77              1.66%

International Fund         Class A      1,000.00        1,143.20             9.37              1.74%
                           Class B      1,000.00        1,139.50            12.85              2.39%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**   Annualized.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on each MMA Praxis Mutual Fund's expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

MMA PRAXIS MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

                                       BEGINNING         ENDING         EXPENSE PAID       EXPENSE RATIO
                                     ACCOUNT VALUE   ACCOUNT VALUE     DURING PERIOD*     DURING PERIOD**
                                         7/1/04         12/31/04     7/1/04 - 12/31/04   7/1/04 - 12/31/04
                                     -------------   -------------   -----------------   -----------------
Intermediate Income Fund   Class A     $1,000.00       $1,020.46           $ 4.72              0.93%
                           Class B      1,000.00        1,017.85             7.35              1.45%

Core Stock Fund            Class A      1,000.00        1,018.40             6.80              1.34%
                           Class B      1,000.00        1,014.73            10.48              2.07%

Value Index Fund           Class A      1,000.00        1,019.51             5.69              1.12%
                           Class B      1,000.00        1,016.79             8.42              1.66%

International Fund         Class A      1,000.00        1,016.39             8.82              1.74%
                           Class B      1,000.00        1,013.12            12.09              2.39%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**   Annualized.

Security Allocation:

Intermediate Fund

                                                                   Percentage of
Security Allocation                                                  Net Assets
-------------------                                                -------------
Corporate Bonds                                                         37.2%
Fannie Mae                                                              31.1%
Federal Home Loan Mortgage Corp.                                        21.8%
Securities Lending Collateral                                           13.6%
Government National Mortgage Assoc                                       3.3%
Federal Home Loan Bank                                                   1.5%
Corporate Notes                                                          1.0%
Mutual Funds                                                             0.5%
Medium Term Notes                                                        0.4%
Municipal Bonds                                                          0.3%
Interest Only Bonds                                                      0.2%
Small Business Administration                                            0.1%
                                                                       -----
Total                                                                  111.0%
                                                                       =====

Core Stock Fund

                                                                   Percentage of
Security Allocation                                                  Net Assets
-------------------                                                -------------
Common Stocks                                                          95.3%
U.S. Government Agencies - Discount
Notes                                                                   3.4%
Corporate Notes                                                         0.9%
Securities Lending Collateral                                           0.1%
                                                                       ----
Total                                                                  99.7%
                                                                       ====

Value Index Fund

                                                                   Percentage of
Security Allocation                                                  Net Assets
-------------------                                                -------------
Common Stocks                                                           99.0%
Securities Lending Collateral                                            2.2%
Corporate Notes                                                          0.7%
                                                                       -----
Total                                                                  101.9%
                                                                       =====

International Fund

                                                                   Percentage of
Security Allocation                                                  Net Assets
-------------------                                                -------------
United Kingdom                                                          24.1%
Japan                                                                   19.0%
France                                                                  15.8%
Switzerland                                                              9.7%
Securities Lending Collateral                                            8.6%
Germany                                                                  6.9%
Australia                                                                2.7%
Ireland                                                                  2.6%
Italy                                                                    2.6%
Hungary                                                                  2.4%
Mexico                                                                   1.8%
Canada                                                                   1.6%
Bermuda                                                                  1.3%
Netherlands                                                              1.2%
Sweden                                                                   1.2%
Belgium                                                                  1.1%
Spain                                                                    1.1%
Corporate Notes - Domestic                                               1.0%
Austria                                                                  0.7%
Hong Kong                                                                0.7%
South Korea                                                              0.4%
Czech Republic                                                           0.3%
Finland                                                                  0.3%
Norway                                                                   0.3%
                                                                       -----
Total                                                                  107.4%
                                                                       =====

MMA PRAXIS MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2004

Miscellaneous Information:

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-762-6212; and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-762-6212; and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

The Schedules of Portfolio Investments for the period ending March 31, 2005 will be available starting May 31, 2005, without charge, on the Securities and Exchange Commission's website at http://www.sec.gov.

The Statement of Additional Information contains more information about the Funds and can be obtained free of charge by calling 800-762-6212.

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Board of Trustees and Shareholders of the MMA Praxis Mutual Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the MMA Praxis Mutual Funds (comprised of Intermediate Income Fund, Core Stock Fund, Value Index Fund, and International Fund) (the Funds) as of December 31, 2004, the related statements of operations for the year then ended, the statements of changes in net assets for the two years in the period then ended and the financial highlights for each of the four years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented herein for the Funds for each of the respective years or periods ended December 31, 2000 were audited by other auditors whose report dated February 20, 2001 expressed an unqualified opinion.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MMA Praxis Mutual Funds as of December 31, 2004, the results of their operations for the year then ended, the changes in its net assets for the two years in the period then ended, and their financial highlights for each of the four years or periods in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                             (Ernst & Young LLP)

Columbus, Ohio
February 23, 2005


86                       Report of Independent Registered Public Accounting Firm

MANAGEMENT OF TRUSTEES
(UNAUDITED)

                                                        TERM OF OFFICE                                         NUMBER OF PORTFOLIOS
                                         POSITION HELD   AND LENGTH OF       PRINCIPAL OCCUPATION DURING        OVERSEEN WITHIN THE
NAME AND ADDRESS             BIRTHDATE  WITH THE TRUST    TIME SERVED            THE PAST FIVE YEARS                FUND COMPLEX
----------------             ---------  --------------  --------------  -------------------------------------  --------------------
Howard L. Brenneman*         3/26/40    Chairman and    Indefinite,     President and CEO, Mennonite Mutual              4
PO Box 483                              Trustee         Since 12/2/93   Aid December 1991 - present
Goshen, IN 46527

Karen Klassen Harder, Ph.D.  1/22/56    Trustee         Indefinite,     Associate Professor of Economics and             4
Bluffton College                                        Since 12/2/93   Business, Bluffton College, August
Bluffton, OH 45817                                                      2000 - present Professor, Bethel
                                                                        College, Jan. 1990 - Aug. 2000

Richard Reimer, Ph.D.        10/6/31    Trustee         Indefinite,     Retired. Professor of Economics,                 4
The College of Wooster                                  Since 12/2/93   The College of Wooster
Wooster, OH 44691                                                       January 1990 - present

Donald E. Showalter, Esq.    2/23/41    Trustee         Indefinite,     Attorney, the law firm of Wharton,               4
100 South Mason Street                                  Since 12/2/93   Aldhizer & Weaver
Harrisonburg, VA 22801                                                  June 1965 - present

Allen Yoder, Jr.             8/4/27     Trustee         Indefinite,     President, Jayco, Inc.                           4
PO Box 460                                              Since 12/2/93   September 1993 - retirement
Middlebury, IN 46540

Bruce Harder                 1/17/41    Trustee         Indefinite,     Retired Executive Director for                   4
4012 SE 17th Ave                                        Since 2/11/00   Finance and Admin.,Tri-Met,
Portland, OR 97202                                                      1986 - 2004

R. Clair Sauder              1/11/43    Trustee         Indefinite,     Partner, Encore Enterprises, LLC                 4
630 Millcross Road                                      Since 6/30/02   May 2001 - present; Partner, C&D
Lancaster, PA 17601                                                     Enterprises Unlimited, 1998 to
                                                                        May 2001

John L. Liechty              6/12/54    President       Indefinite,     Executive Management, Mennonite                  4
PO Box 483                                              Since 8/19/97   Mutual Aid 1976 - present
Goshen, IN 46527

Marlo J. Kauffman            9/19/56    Vice President  Indefinite,     Financial Services Operation Manager,            4
PO Box 483                                              Since 12/2/93   Mennonite Mutual Aid
Goshen, IN 46527                                                        January 1981 - present

Walter B. Grimm              6/3/45     Vice President  Indefinite,     BISYS Fund Services                              4
3435 Stelzer Rd                                         Since 12/2/93   June 1992 - present
Columbus, OH 43219

Trent Statczar               8/31/71    Treasurer       Indefinite,     BISYS Fund Services                              4
3435 Stelzer Rd                                         Since 8/19/02   1993 - present
Columbus, OH 43219

George Stevens               2/10/51    Chief           Indefinite,     BISYS Fund Services                              4
3435 Stelzer Rd                         Complaince      Since 5/19/98   September 1996 - present
Columbus, OH 43219                      Officer

Alaina Metz                   4/7/67    Assistant       Indefinite,     Chief Admin Officer, BISYS Fund                  4
3435 Stelzer Rd                         Secretary       Since 11/12/96  Services June 1995 - present
Columbus, OH 43219

----------
* This trustee is an "interested" person under the Investment Company Act of 1940 because of their affiliation with each Fund's Adviser.


Management of Trustees                                                        87

                       This page intentionally left blank.

                               INVESTMENT ADVISER
                             MMA Capital Management
                           Post Office Box 483 Goshen,
                                 Indiana 46527

                             INVESTMENT SUB-ADVISER
                            (International Fund only)
                     Evergreen Investment Management Co. LLC
                               200 Berkley Street
                          Boston, Massachusetts 02116

                          ADMINISTRATOR AND DISTRIBUTOR
                               BISYS Fund Services
                               3435 Stelzer Road
                              Columbus, Ohio 43219

                                  LEGAL COUNSEL
                                   Dechert LLP
                        200 Clarendon Street, 27th Floor
                          Boston, Massachusetts 02116

                                    AUDITORS
                               Ernst & Young, LLP
                              41 South High Street
                              Columbus, Ohio 43215

                                 TRANSFER AGENT
                         BISYS Fund Services Ohio, Inc.
                                3435 Stelzer Road
                              Columbus, Ohio 43219

MMA PRAXIS MUTUAL FUNDS
3435 STELZER ROAD
COLUMBUS, OHIO 43219

ITEM 2. CODE OF ETHICS.

     Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

     THE REGISTRANT HAS ADOPTED A CODE OF ETHICS THAT APPLIES TO THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS. THIS CODE OF ETHICS IS INCLUDED AS AN EXHIBIT.

     The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 11(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

     If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

     DURING THE PERIOD COVERED BY THE REPORT, WITH RESPECT TO THE REGISTRANT'S CODE OF ETHICS THAT APPLIES TO ITS PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS; THERE HAVE BEEN NO AMENDMENTS TO, NOR ANY WAIVERS GRANTED FROM, A PROVISION THAT RELATES TO ANY ELEMENT OF THE CODE OF ETHICS DEFINITION ENUMERATED IN PARAGRAPH (B) OF THIS ITEM 2.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

         (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

                  (i) Has at least one audit committee financial expert serving on its audit committee; or

                  (ii) Does not have an audit committee financial expert serving on its audit committee.

              (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

                  (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

                  (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

              (3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3(a)(1) THE REGISTRANT'S BOARD OF DIRECTORS HAS DETERMINED THAT THE REGISTRANT HAS AT LEAST ONE AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON ITS AUDIT COMMITTEE. 3(a)(2) THE AUDIT COMMITTEE FINANCIAL EXPERT IS R. CLAIR SAUDER, WHO IS "INDEPENDENT" FOR PURPOSES OF THIS ITEM 3 OF FORM N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.
         2003     AUDIT FEES        ERNST & YOUNG LLP   $44,712
         2004     AUDIT FEES        ERNST & YOUNG LLP   $47,300

         (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

         2003     NONE
         2004     NONE

         (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

         2003     TAX AUDIT & RETURNS       ERNST & YOUNG LLP $7,288
         2004     TAX AUDIT & RETURNS       ERNST & YOUNG LLP $7,700

         (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

         2003     NONE
         2004     NONE

         (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. Pre-Approval:

         (A)      AUDIT SERVICES

         BEFORE AN AUDITOR IS ENGAGED BY THE FUNDS TO RENDER AUDIT SERVICES, THE COMMITTEE SHALL REVIEW AND APPROVE THE ENGAGEMENT. (SEE ALSO "DELEGATION" BELOW.)

         (B)      PERMISSIBLE NON-AUDIT SERVICES

         THE COMMITTEE SHALL REVIEW AND APPROVE IN ADVANCE ANY PROPOSAL (EXCEPT AS SET FORTH IN (1) THROUGH (3) BELOW) THAT THE FUNDS EMPLOY THEIR AUDITOR TO RENDER "PERMISSIBLE NON-AUDIT SERVICES" TO THE FUNDS. (A "PERMISSIBLE NON-AUDIT SERVICE" IS DEFINED AS A NON-AUDIT SERVICE THAT IS NOT PROHIBITED BY RULE 2-01(C)(4) OF REGULATION S-X1 OR OTHER APPLICABLE LAW OR REGULATION.) THE COMMITTEE SHALL ALSO REVIEW AND APPROVE IN ADVANCE ANY PROPOSAL (EXCEPT AS SET FORTH IN (1) THROUGH (3) BELOW) THAT THE ADVISER, AND ANY ENTITY CONTROLLING, CONTROLLED BY, OR UNDER COMMON CONTROL WITH THE ADVISER THAT PROVIDES ONGOING SERVICES TO THE FUNDS (AN "ADVISER-AFFILIATED SERVICE PROVIDER"), EMPLOY THE FUNDS' AUDITOR TO RENDER NON-AUDIT SERVICES, IF SUCH ENGAGEMENT WOULD RELATE DIRECTLY TO THE OPERATIONS AND FINANCIAL REPORTING OF THE FUNDS. AS A PART OF ITS REVIEW, THE COMMITTEE SHALL CONSIDER WHETHER THE PROVISION OF SUCH SERVICES IS CONSISTENT WITH THE AUDITOR'S INDEPENDENCE. (SEE ALSO "DELEGATION" BELOW.)

         PRE-APPROVAL BY THE COMMITTEE OF NON-AUDIT SERVICES IS NOT REQUIRED SO LONG AS:

                  (1) (A) WITH RESPECT TO THE FUNDS, THE AGGREGATE AMOUNT OF ALL SUCH PERMISSIBLE NON-AUDIT SERVICES PROVIDED TO THE FUNDS CONSTITUTES NO MORE THAN 5% OF THE TOTAL AMOUNT OF REVENUES PAID TO THE AUDITOR BY THE FUNDS DURING THE FISCAL YEAR IN WHICH THE SERVICES ARE PROVIDED;

                                (B) WITH RESPECT TO THE ADVISER AND ANY
                                ADVISER-AFFILIATED SERVICE PROVIDER, THE
                                AGGREGATE AMOUNT OF ALL SUCH NON-AUDIT SERVICES PROVIDED CONSTITUTES NO MORE THAN 5% OF THE TOTAL AMOUNT OF REVENUES (OF THE TYPE THAT WOULD HAVE TO BE PRE-APPROVED BY THE COMMITTEE) PAID TO THE AUDITOR BY THE FUNDS, THE ADVISER AND ANY ADVISER-AFFILIATED SERVICE PROVIDER DURING THE FISCAL YEAR IN WHICH THE SERVICES ARE PROVIDED;

                  (2) SUCH SERVICES WERE NOT RECOGNIZED BY THE FUNDS AT THE TIME OF THE ENGAGEMENT TO BE NON-AUDIT SERVICES; AND

                  (3) SUCH SERVICES ARE PROMPTLY BROUGHT TO THE ATTENTION OF THE COMMITTEE AND APPROVED PRIOR TO THE COMPLETION OF THE AUDIT BY THE COMMITTEE OR ITS DELEGATE(S) (AS DEFINED BELOW).

         (C)      DELEGATION

                  THE COMMITTEE MAY DELEGATE TO ONE OR MORE OF ITS MEMBERS ("DELEGATES") AUTHORITY TO PRE-APPROVE THE AUDITOR'S PROVISION OF AUDIT SERVICES OR PERMISSIBLE NON-AUDIT SERVICES TO THE FUNDS, OR THE PROVISION OF NON-


--------------

1 Non-audit services that are prohibited by Rule 2-01(c)(4) of Regulation S-X include: (i) Bookkeeping or other services related to accounting records or financial statements of the audit client; (ii) Financial information systems design and implementation; (iii) Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
         (iv) Actuarial services; (v) Internal audit outsourcing services; (vi) Management functions; (vii) Human resources; (viii) Broker-dealer, investment adviser, or investment banking services; (ix) Legal services; and (x) Expert services unrelated to the audit.

                  AUDIT SERVICES TO THE ADVISER OR ANY ADVISER-AFFILIATED SERVICE PROVIDER. ANY PRE-APPROVAL DETERMINATION MADE BY A DELEGATE SHALL BE PRESENTED TO THE FULL COMMITTEE AT ITS NEXT MEETING. THE COMMITTEE SHALL COMMUNICATE ANY PRE-APPROVAL MADE BY IT OR A DELEGATE TO THE FUND ADMINISTRATOR/FUND ACCOUNTING AGENT, WHO WILL ENSURE THAT THE APPROPRIATE DISCLOSURE IS MADE IN THE FUNDS' PERIODIC REPORTS AND OTHER DOCUMENTS AS REQUIRED UNDER THE FEDERAL SECURITIES LAWS.


                (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

         2003   100%
         2004   100%

         (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

         2003     0%
         2004     0%

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

         2003     $25,030
         2004     $36,925

         (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         THERE WERE NO NON-AUDIT SERVICES BILLED.


ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

         (a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
                  Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

         (b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

NOT APPLICABLE.

ITEM 6.   SCHEDULE OF INVESTMENTS.

File Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

NOT APPLICABLE.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

NOT APPLICABLE.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

NOT APPLICABLE.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

NOT APPLICABLE.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

NOT APPLICABLE.

ITEM 11. CONTROLS AND PROCEDURES.

         (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER HAVE CONCLUDED, BASED ON THEIR EVALUATION OF THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES AS CONDUCTED WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT, THAT THESE DISCLOSURE CONTROLS AND PROCEDURES ARE ADEQUATELY DESIGNED AND ARE OPERATING EFFECTIVELY TO ENSURE THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT ON FORM N-CSR IS (I) ACCUMULATED AND COMMUNICATED TO THE INVESTMENT COMPANY'S MANAGEMENT, INCLUDING ITS CERTIFYING OFFICERS, TO ALLOW TIMELY DECISIONS REGARDING REQUIRED DISCLOSURE; AND (II) RECORDED, PROCESSED, SUMMARIZED AND REPORTED WITHIN THE TIME PERIODS SPECIFIED IN THE SECURITIES AND EXCHANGE COMMISSION'S RULES AND FORMS.

(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

THERE WERE NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE SECOND FISCAL QUARTER OF THE PERIOD COVERED BY THIS REPORT THAT HAVE MATERIALLY AFFECTED OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM 12. EXHIBITS.

         (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

         (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. THE CODE OF ETHICS THAT IS THE SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2 IS ATTACHED HERETO.

         (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2). CERTIFICATIONS PURSUANT TO RULE 30A-2(A) ARE ATTACHED HERETO.

         (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. NOT APPLICABLE.

         (b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference. CERTIFICATIONS PURSUANT TO RULE 30A-2(B) ARE FURNISHED HEREWITH.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      MMA Praxis Funds
            -----------------------------------------------------

By (Signature and Title)*   /s/ Trent Statczar
                          -----------------------------------------
                            Trent Statczar, Treasurer

Date       3/9/05
      -----------------

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ John L. Liechty
                           ----------------------------------------
                                   John L. Liechty, President

Date       3/9/05
       -------------------

By (Signature and Title)*    /s/ Trent Statczar
                           ----------------------------------------
                              Trent Statczar, Treasurer

Date      3/9/05
      --------------------


* Print the name and title of each signing officer under his or her signature.